Exhibit 10.32

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 9, 2010

among

OMNOVA SOLUTIONS INC. and ELIOKEM, INC.

as the Borrowers

THE FINANCIAL INSTITUTIONS NAMED HEREIN

as the Lenders

JPMORGAN CHASE BANK, N.A.

as the Agent

KEYBANK NATIONAL ASSOCIATION and FIFTH THIRD BANK

As Joint Syndication Agents

and

JPMORGAN SECURITIES LLC

as the Lead Arranger and Sole Book Runner

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ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS		26

6.1	Authorization, Validity, and Enforceability of this Agreement and the
	Loan Documents	26
6.2	Validity and Priority of Security Interest	27
6.3	Organization and Qualification	27
6.4	Corporate Name; Prior Transactions	27
6.5	Subsidiaries and Affiliates	27
6.6	Financial Statements and Projections	27
6.7	[Intentionally Deleted]	28
6.8	Solvency	28
6.9	Debt	28
6.10	Dividends	28
6.11	Real Estate; Leases; Liens	28
6.12	Proprietary Rights	29
6.13	Trade Names	29
6.14	Litigation	29
6.15	Labor Disputes	29
6.16	Environmental Laws	30
6.17	No Violation of Law	31
6.18	No Default	31
6.19	ERISA Compliance and Foreign Pension Plans	31
6.20	Taxes	32
6.21	Regulated Entities	32
6.22	Use of Proceeds; Margin Regulations	32
6.23	Copyrights, Patents, Trademarks and Licenses, etc	32
6.24	No Material Adverse Change	33
6.25	Full Disclosure	33
6.26	Material Agreements	33
6.27	Bank Accounts	33
6.28	Governmental Authorization	33
6.29	Insurance	33
6.30	Inactive Subsidiaries	33
6.31	Reportable Transaction	34
6.32	Common Enterprise	34

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS		34

7.1	Taxes and Other Obligations	34
7.2	Legal Existence and Good Standing	34
7.3	Compliance with Law and Agreements; Maintenance of Licenses	35
7.4	Maintenance of Property; Inspection of Property	35
7.5	Insurance	35
7.6	Insurance and Condemnation Proceeds	36
7.7	Environmental Laws	37
7.8	Compliance with ERISA	37
7.9	Mergers, Consolidations or Sales	37

7.10	Dividends; and Capital Changes	41
7.11	Restricted Investments	41
7.12	Guaranties	44
7.13	Debt	45
7.14	Prepayment	47
7.15	Transactions with Affiliates	48
7.16	Investment Banking and Finder’s Fees	48
7.17	Business Conducted	48
7.18	Liens	48
7.19	Sale and Leaseback Transactions	51
7.20	New Subsidiaries	51
7.21	Fiscal Year	51
7.22	Transactions Affecting Collateral or Obligations	51
7.23	Fixed Charge Coverage Ratio	51
7.24	[Intentionally Omitted]	51
7.25	Use of Proceeds	51
7.26	Amendments to Agreements	52
7.27	[Intentionally Omitted]	52
7.28	Bank Accounts	52
7.29	Post-Closing Obligations	52
7.30	Further Assurances	52

ARTICLE 8 CONDITIONS OF LENDING		54

8.1	Conditions Precedent to Making of Loans on the Closing Date	54
8.2	Conditions Precedent to Each Loan	56

ARTICLE 9 DEFAULT; REMEDIES		57

9.1	Events of Default	57
9.2	Remedies	60

ARTICLE 10 TERM AND TERMINATION		61

10.1	Term and Termination	61

ARTICLE 11 AMENDMENTS; WAIVERs; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS		61

11.1	Amendments and Waivers	61
11.2	Assignments; Participations	63

ARTICLE 12 THE AGENT		65

12.1	Appointment and Authorization	65
12.2	Delegation of Duties	66
12.3	Liability of Agent	66
12.4	Reliance by Agent	66

12.5	Notice of Default	67
12.6	Credit Decision	67
12.7	Indemnification	67
12.8	Agent in Individual Capacity	68
12.9	Successor Agent	68
12.10	Withholding Tax	68
12.11	Collateral Matters	70
12.12	Restrictions on Actions by Lenders; Sharing of Payments	71
12.13	Agency for Perfection	72
12.14	Payments by Agent to Lenders	72
12.15	Settlement	72
12.16	Letters of Credit; Intra-Lender Issues	77
12.17	Concerning the Collateral and the Related Loan Documents	79
12.18	Field Audit and Examination Reports; Disclaimer by Lenders	79
12.19	Relation Among Lenders	80

ARTICLE 13 MISCELLANEOUS		80

13.1	No Waivers; Cumulative Remedies	80
13.2	Severability	81
13.3	Governing Law; Choice of Forum; Service of Process	81
13.4	WAIVER OF JURY TRIAL	82
13.5	Survival of Representations and Warranties	82
13.6	Other Security and Guaranties	82
13.7	Fees and Expenses	82
13.8	Notices	83
13.9	Waiver of Notices	84
13.10	Binding Effect	84
13.11	Indemnity of the Agent and the Lenders by the Borrowers	84
13.12	Limitation of Liability	85
13.13	Final Agreement	86
13.14	Counterparts	86
13.15	Captions	86
13.16	Right of Setoff	86
13.17	Confidentiality	86
13.18	Conflicts with Other Loan Documents	88
13.19	Patriot Act Notice	88

ARTICLE 14 the borrower representative		88

14.1	Appointment; Nature of Relationship	88
14.2	Powers	88
14.3	Employment of Agents	88
14.4	Notices	88
14.5	Execution of Borrowing Base Certificate and Compliance Certificate	89
14.6	Reporting	89

ARTICLE 15 Cross-Guaranty		89

15.1	Guaranty	89
15.2	Guaranty of Payment	89
15.3	No Discharge or Diminishment of Cross-Guaranty	89
15.4	Defenses Waived	90
15.5	Rights of Subrogation	91
15.6	Reinstatement; Stay of Acceleration	91
15.7	Information	91
15.8	Maximum Liability	91
15.9	Contribution	92
15.10	Liability Cumulative	92

ARTICLE 16 AMENDMENT AND RESTATEMENT		92

16.1	Interrelationship with the Prior Credit Agreement	92

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ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A	-	DEFINED TERMS

EXHIBIT A-1	-	FORM OF SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

EXHIBIT A-2	-	FORM OF SECOND AMENDED AND RESTATED SWING LINE NOTE

EXHIBIT B	-	FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C	-	FORM OF NOTICE OF BORROWING

EXHIBIT D	-	FORM OF NOTICE OF CONTINUATION/CONVERSION

EXHIBIT E	-	FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

EXHIBIT F	-	FORM OF INTERCOMPANY NOTE

SCHEDULE 1.2 – LENDERS’ COMMITMENTS (ANNEX A – DEFINED TERMS)

SCHEDULE 6.3 – ORGANIZATION AND QUALIFICATIONS

SCHEDULE 6.5 – SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.9 – DEBT

SCHEDULE 6.11 – REAL ESTATE; LEASES; LIENS

SCHEDULE 6.12 – PROPRIETARY RIGHTS

SCHEDULE 6.13 – TRADE NAMES

SCHEDULE 6.14 – LITIGATION

SCHEDULE 6.15 – LABOR DISPUTES

SCHEDULE 6.16 – ENVIRONMENTAL LAW

SCHEDULE 6.19 – ERISA COMPLIANCE

SCHEDULE 6.26 – MATERIAL AGREEMENTS

SCHEDULE 6.27 – BANK ACCOUNTS

SCHEDULE 6.29 – INSURANCE

SCHEDULE 6.30 – INACTIVE SUBSIDIARIES

SCHEDULE 7 – REORGANIZATION TRANSACTIONS

SCHEDULE 7.9 – EXISTING INVENTORY ACCOUNTS RECEIVABLE

SCHEDULE 7.11 – RESTRICTED INVESTMENTS

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amended and Restated Credit Agreement, dated as of December 9, 2010 (this “Agreement”) among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), JPMorgan Chase Bank, N.A. having its principal office at 120 S. LaSalle Street, 8th Floor, Chicago, IL 60603, as agent for the Lenders (in its capacity as agent, the “Agent”), Eliokem, Inc., a Delaware corporation, with offices at 1380 Tech Way Drive, Akron, Ohio 44306 (“Eliokem”), and OMNOVA Solutions Inc., an Ohio corporation, with offices at 175 Ghent Road, Fairlawn, Ohio 44333 (“Omnova” and together with Eliokem, the “Borrowers” and each a “Borrower”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of May 28, 2003 (the “Original Credit Agreement”), lenders party to the Original Credit Agreement extended a revolving line of credit for loans and letters of credit in an amount not to exceed $100,000,000 subject to increases in accordance with Section 1.2(j);

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of May 22, 2007 (as amended or otherwise modified from time to time prior to the date hereof, the “Prior Credit Agreement”), which amended and restated and superseded and replaced the Original Credit Agreement in its entirety, lenders party to the Prior Credit Agreement extended a revolving line of credit for loans and letters of credit in an amount not to exceed $80,000,000;

WHEREAS, the Borrowers have requested the Lenders to (i) make available to the Borrowers a revolving line of credit for loans and letters of credit in an amount not to exceed $100,000,000, consisting of the continuation of the loans outstanding under the Prior Credit Agreement, which extensions of credit the Borrowers will use for the purposes permitted hereunder and (ii) amend and restate the provisions of the Prior Credit Agreement as set forth herein;

WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;

WHEREAS, the Lenders have agreed to (i) make available to the Borrowers a revolving credit facility upon the terms and conditions set forth in this Agreement and (ii) amend and restated the Prior Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrowers hereby agree to amend and restate the Prior Credit Agreement as set forth herein.

ARTICLE 1

LOANS AND LETTERS OF CREDIT

1.1       Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $100,000,000 (the “Total Facility”) to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

1.2       Revolving Loans.

(a)     (i)      Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender severally, but not jointly, agrees, upon the Borrower Representative’s request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans, including, without duplication, Swing Line Loans (the “Revolving Loans”) to the Borrowers in amounts not to exceed such Lender’s Pro Rata Share of Availability, except for Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent’s authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i).

(ii)       The Revolving Loans of each Lender shall be evidenced by this Agreement. At the request of any Lender, Borrowers shall execute and deliver to such Lender a note to further evidence the Revolving Loan of that Lender. Each note shall be in the principal amount of the Lender’s Pro Rata Share of the Commitments, dated the date hereof and substantially in the form of Exhibit A-1 (each a “Revolving Loan Note” and, collectively, the “Revolving Loan Notes”). Each Revolving Loan Note shall represent the obligation of Borrowers to pay the amount of Lender’s Pro Rata Share of the Commitments, or, if less, such Lender’s Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to Borrowers together with interest thereon as prescribed in Section 1.2. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

(b)       Procedure for Borrowing.

(1)      Each Borrowing shall be made upon the Borrower Representative’s irrevocable written notice delivered to the Agent in the form of a notice of borrowing (“Notice of Borrowing”), which must be received by the Agent prior to (i) 12:00 noon (Chicago time) three Business Days prior to the requested Funding Date, in the case of

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Eurodollar Revolving Loans and (ii) 11:00 a.m. (Chicago time) on the requested Funding Date, in the case of CBFR Revolving Loans, specifying:

(A)       the amount of the Borrowing of a Eurodollar Revolving Loan must equal or exceed $5,000,000 (and increments of $1,000,000 in excess of such amount);

(B)       the requested Funding Date, which must be a Business Day;

(C)       whether the Revolving Loans requested are to be CBFR Revolving Loans or Eurodollar Revolving Loans (and if not specified, it shall be deemed a request for a CBFR Revolving Loan); and

(D)       the duration of the Interest Period for Eurodollar Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month);

provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of CBFR Revolving Loans only.

(2)       In lieu of delivering a Notice of Borrowing, the Borrower Representative may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

(3)       The Borrower Representative shall have no right to request a Eurodollar Revolving Loan while a Default or Event of Default has occurred and is continuing.

(c)       Reliance upon Authority. Prior to the Closing Date, the Borrower Representative shall deliver to the Agent, a notice setting forth the account of the Borrower Representative (“Designated Account”) to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrower Representative may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person’s request for Revolving Loans on behalf of the Borrower Representative, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrower Representative to make such requests on its behalf.

(d)       No Liability. The Agent shall not incur any liability to the Borrowers as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Agent believes in good faith to have been given by an officer or other person duly authorized by the Borrower Representative to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the joint and several obligation of the Borrowers to repay such Revolving Loans as provided herein.

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(e)       Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

(f)       Agent’s Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of Section 1.2(g) or the terms of Section 1.2(h) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Swing Line Loan pursuant to Section 1.2(h), the terms of Section 1.2(g) shall apply to the requested Borrowing.

(g)       Making of Revolving Loans. If Agent elects to have the terms of this Section 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (Chicago time) on the applicable Funding Date. After the Agent’s receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Borrowers on the applicable Funding Date by transferring same day funds to the account designated by the Borrower Representative; provided, however, that the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

(h)       Making of Swing Line Loans.

  (A)      If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrowers on the applicable Funding Date by transferring same day funds to Borrowers’ Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a “Swing Line Loan,” and such Revolving Loans are collectively referred to as the “Swing Line Loans.” Each Swing Line Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Swing Line Loans outstanding at any time shall not exceed $10,000,000 (the “Swing Line Commitment”). The Agent shall not request the Bank to make any Swing Line Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date.

  (B)       The Swing Line Loans shall be secured by the Agent’s Liens in and to the Collateral and shall constitute CBFR Revolving Loans and Obligations hereunder.

  (C)       Borrowers shall execute and deliver to the Bank a promissory note to evidence the Swing Line Commitment. Such note shall be in the principal amount of the

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Swing Line Commitment of the Bank, dated the Closing Date and substantially in the form of Exhibit A-2 (the “Swing Line Note”). The Swing Line Note shall represent the joint and several obligation of Borrowers to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Loans made to Borrowers together with interest thereon as prescribed in Section 2.1.

(i)       Agent Advances.

(A)       Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent’s sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in Article 8 have not been satisfied, to make CBFR Revolving Loans to the Borrowers on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed $5,000,000 (but not to exceed the Maximum Revolver Amount) which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 13.7 (any of such advances are herein referred to as “Agent Advances”); provided, that the Required Lenders may at any time revoke the Agent’s authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent’s receipt thereof.

(B)       The Agent Advances shall be secured by the Agent’s Liens in and to the Collateral and shall constitute CBFR Revolving Loans and Obligations hereunder.

(j)       Increased Commitments.

(A)       So long as (x) no Default or Event of Default shall have occurred and then be continuing and (y) Agent has received an amendment to the Intercreditor Agreement and Term Loan Agreement increasing the aggregate dollar commitments permitted hereunder by the amount of the Additional Commitment (defined below) in form and substance satisfactory to Agent, then at any time prior to the Termination Date on one or more occasions up to a maximum of three occasions, Borrowers may propose to increase the Total Facility by $10,000,000 or an integral multiple thereof, but in an aggregate amount not to exceed $50,000,000, in accordance with and pursuant to this Section 1.2(j).

(B)       Such proposal (an “Increased Commitment Proposal”) may be delivered by Borrower Representative to Agent and Lenders and, subject to paragraph (C) below, to Eligible Assignees approved by Borrowers, in each case, with the prior written consent of Agent, and shall set forth the amount of proposed increase of the Commitments (the “Additional Commitment”).

(C)       The Increased Commitment Proposal shall be offered on a first priority basis to Lenders, who may accept, but are not obligated to accept, based on their respective “Pro Rata Shares” of the Commitments. If the total amount of the Additional Commitment is not accepted by Lenders based on their respective Pro Rata Shares, then Lenders

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may accept, but are not obligated to accept, the remaining portions of the Additional Commitment on a non-pro rata basis. To the extent that Lenders do not accept any portion of the Additional Commitment, the Increased Commitment Proposal may be offered to Eligible Assignees approved by Agent. Agent shall have discretion to adjust the allocation of the Additional Commitment between and among Lenders that accept the Increased Commitment Proposal and Eligible Assignees that accept the Increased Commitment Proposal.

(D)       Borrowers, the Lenders accepting such Increased Commitment Proposal and the Eligible Assignees accepting such Increased Commitment Proposal shall have entered into an agreement (an “Increased Commitment Agreement”) in form and substance reasonably satisfactory to Agent pursuant to which, among other things, (1) Lenders and Eligible Assignees party thereto shall have accepted the Increased Commitment Proposal, (2) the Eligible Assignees shall have agreed to be bound by this Agreement and shall have made the representations and warranties required of an assignee of Loans and Commitments under Section 11.2, (3) the terms of the Increased Commitment Proposal and the terms required by this Section 1.2(j) shall have been incorporated into this Agreement (which incorporation shall constitute an amendment of this Agreement and shall not require the consent of Required Lenders (so long as such Increased Commitment Agreement is limited to implementing the Increased Commitment Proposal and provisions reasonably related thereto as reasonably determined by Agent), (4) the Borrowers shall have consented to the terms of the Increased Commitment Agreement, and (5) Borrowers shall have issued to each Lender that requests the same a new Revolving Note in an amount equal to the Commitment of such Lender (after giving effect to the increase of such Lender’s Commitment).

(E)       On the effective date of any increase in the Commitments under this Section 1.2(j), (i) (x) all necessary Revolving Loans shall be made under the Additional Commitment and (y) a portion of those increased fundings shall be applied to the Revolving Loan held by Lenders whose percentage share of the outstanding Revolving Loan exceeds their respective Pro Rata Shares of the Commitment (after giving effect to such increase in the Commitment), in each case, so that the percentage share of the outstanding Revolving Loan held by each Lender equals its Pro Rata Share of the Commitment, and (ii) the percentage interest of each Lender in each participation in each undrawn Letter of Credit (whether then outstanding or thereafter issued) shall equal its percentage interest in the Commitment (after giving effect to such increase in the Commitment). From and after that date, each Revolving Loan shall be made in accordance with the Commitments after giving effect to such increase in the Commitment, and each repayment of a Revolving Loan shall be applied in accordance with the Commitments after giving effect to such increase in the Commitments.

(F)       All Revolving Loans made pursuant to the Additional Commitment shall constitute Revolving Loans, shall constitute Obligations, shall be secured pari passu by the Collateral and shall be repaid in accordance with the terms of this Agreement.

1.3        Letters of Credit.

(a)       Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrowers one or more

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commercial/documentary and standby letters of credit (“Letter of Credit”) and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Agent, which issues a Letter of Credit for the account of the Borrowers (any such credit support or enhancement being herein referred to as a “Credit Support”) from time to time during the term of this Agreement.

(b)       Amounts; Outside Expiration Date. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than five (5) days prior to the Stated Termination Date or more than 12 months from the date of issuance (provided that any Letter of Credit with a 12-month tenor may provide for the renewal thereof for additional 12-month periods, which shall in no event extend beyond five (5) days prior to the Stated Termination Date). With respect to any Letter of Credit which contains any “evergreen” or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this Section 1.3 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

(c)       Other Conditions. In addition to conditions precedent contained in Article 8, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

(1)       The Borrower Representative shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and

(2)       As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter

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of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

(d)       Issuance of Letters of Credit.

(1)       Request for Issuance. Borrower Representative must notify the Agent of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower Representative shall attach to such notice the proposed form of the Letter of Credit.

(2)       Responsibilities of the Agent; Issuance. As of the Business Day of the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

(3)       No Extensions or Amendment. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.3 are met as though a new Letter of Credit were being requested and issued.

(e)       Payments Pursuant to Letters of Credit. The Borrowers agree to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrowers may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrowers to the Agent for a Borrowing of a CBFR Revolving Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

(f)       Indemnification; Exoneration; Power of Attorney.

(1)      Indemnification. In addition to amounts payable as elsewhere provided in this Section 1.3, the Borrowers agree, jointly and severally, to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of

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Credit Issuer) may incur or be subject to (excluding such claims, demands, liabilities, damages, losses, costs, charges and expenses arising solely from disputes between or among Agent and/or Lenders) as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrowers’ joint and several obligations under this Section shall survive payment of all other Obligations.

(2)      Assumption of Risk by the Borrower. As among the Borrowers, the Lenders, and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of Credit Issuer’s honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 1.3(f).

(3)      Exoneration.  Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer and excluding any such liability resulting from the gross negligence or willful misconduct of the party seeking exoneration hereunder) shall result in any liability of Agent or any Lender to the Borrowers, or relieve the Borrowers of any of their obligations hereunder to any such Person.

(4)      Rights Against Letter of Credit Issuer.  Nothing contained in this Agreement is intended to limit the Borrowers’ rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between the Borrower Representative and the Letter of Credit Issuer.

(5)      Account Party.  The Borrowers hereby authorize and direct any Letter of Credit Issuer to name the Borrower Representative as the “Account Party” therein and to deliver to the Agent all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the

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Agent’s instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

(g)      Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, cash collateral in an amount equal to 110% of the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support. Such cash collateral shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

1.4      Bank Products. The Borrowers may request of any Lender to, and such Lender may in its sole and absolute discretion, arrange for the Borrowers to obtain from such Lender or such Lender’s Affiliates Bank Products although the Borrowers are not required to do so. If Bank Products are provided by an Affiliate of a Lender, the Borrowers agree to reimburse such Lenders for any and all costs and obligations now or hereafter incurred by such Lender which arise from any indemnity given by such Lender to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit the Borrowers’ rights, with respect to such Lender or its Affiliates, if any, which arise as a result of the execution of documents by and between the Borrowers and such Lender (or its Affiliates) which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. The Borrowers acknowledge and agree that the obtaining of Bank Products from any Lender or such Lender’s Affiliates (a) is in the sole and absolute discretion of such Lender or such Lender’s Affiliates, and (b) is subject to all rules and regulations of such Lender or such Lender’s Affiliates. Each Lender agrees to provide the Agent with prior or simultaneous written notice (pursuant to electronic mail or other written form) of any Bank Product proposed to be provided to Borrowers including prior or simultaneous written notice (pursuant to electronic mail or other written form) of any increase in potential exposure or liabilities to existing Bank Products.

ARTICLE 2

INTEREST AND FEES

2.1       Interest.

(a)      Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the CB Floating Rate or the Adjusted Eurodollar Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrower Representative has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith,

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those Loans shall bear interest at a rate determined by reference to the CB Floating Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

(i)      For all CBFR Revolving Loans and other Obligations (other than Eurodollar Revolving Loans) at a fluctuating per annum rate equal to the CB Floating Rate plus the Applicable Margin; and

(ii)     For all Eurodollar Revolving Loans at a per annum rate equal to the Adjusted Eurodollar Rate plus the Applicable Margin.

Each change in the CB Floating Rate shall be reflected in the interest rate applicable to CBFR Revolving Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all CBFR Revolving Loans in arrears on the first day of each month hereafter, on the date of any repayment of any portion of such Loans and on the Termination Date. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest on all Eurodollar Revolving Loans in arrears on each Eurodollar Interest Payment Date, on the date of any repayment of any portion of such Loans and on the Termination Date.

(b)      Default Rate. If any Default or Event of Default occurs and is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

2.2      Continuation and Conversion Elections.

(a)      The Borrowers may:

(i)      elect, as of any Business Day, in the case of CBFR Revolving Loans (other than Swing Line Loans) to convert any CBFR Revolving Loan (or any part thereof in an amount not less than $5,000,000 or that is in an integral multiple of $1,000,000 in excess thereof) into Eurodollar Revolving Loans; or

(ii)      elect, as of the last day of the applicable Interest Period, to continue any Eurodollar Revolving Loan having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Eurodollar Revolving Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, such Eurodollar Revolving Loans shall automatically convert into CBFR Revolving Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

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(b)      The Borrower Representative shall deliver a notice of continuation/conversion (“Notice of Continuation/Conversion”) to the Agent not later than 12:00 noon (Chicago time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as Eurodollar Revolving Loans and specifying:

(i)       the proposed Continuation/Conversion Date;

(ii)       the aggregate amount of Loans to be converted or renewed;

(iii)      the type of Loans resulting from the proposed conversion or continuation; and

(iv)      the duration of the requested Interest Period, provided, however, the Borrowers may not select an Interest Period that ends after the Stated Termination Date.

(c)       If upon the expiration of any Interest Period applicable to Eurodollar Revolving Loans, the Borrowers have failed to select timely a new Interest Period to be applicable to Eurodollar Revolving Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such Eurodollar Revolving Loans into CBFR Revolving Loans effective as of the expiration date of such Interest Period.

(d)       The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

(e)       There may not be more than five (5) different Eurodollar Revolving Loans in effect hereunder at any time.

2.3       Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the “Maximum Rate”). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount

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of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrowers such excess.

2.4       Fee Letter. The Borrowers agree to pay the Agent the fees set forth in the fee letter dated September 24, 2010, among Agent, JPMorgan Securities LLC and Borrower Representative at the times set forth therein.

2.5       Unused Line Fee. On the first day of each Fiscal Quarter and on the Termination Date the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to the Applicable Margin times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately prior Fiscal Quarter or shorter period if calculated for the first Fiscal Quarter ending after the Closing Date or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrowers’ Loan Account immediately upon receipt of good funds for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

2.6       Letter of Credit Fee. The Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the “Letter of Credit Fee”) equal to the Applicable Margin per annum times the face amount of such Letter of Credit and to Agent for the benefit of the Letter of Credit Issuer a fronting fee of one-quarter of one percent (0.25%) per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, negotiation of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable quarterly in arrears on the first day of each Fiscal Quarter following any Fiscal Quarter in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

ARTICLE 3

PAYMENTS AND PREPAYMENTS

3.1       Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans and all other Obligations, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand the Borrowers shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

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3.2       Termination of Facility. The Borrowers may terminate this Agreement upon at least ten (10) Business Days’ notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit, (b) the payment in full in cash of all reimbursable expenses and other Obligations, and (c) with respect to any Eurodollar Revolving Loan prepaid, payment of the amounts due under Section 4.4, if any.

3.3       Prepayments of the Loans.

(a)       Immediately upon receipt by Borrowers or their Subsidiaries of proceeds of any (i) sale or other disposition of Collateral (excluding Accounts and Inventory) permitted under Section 7.9, (ii) sale of the stock of any Subsidiary of Borrowers or (iii) issuance of equity securities (other than equity issued in connection with Borrowers’ Plans) or issuance of Debt (excluding Debt permitted under Section 7.13 and proceeds of equity or Debt issued to finance a Permitted Acquisition but only to the extent such proceeds are received and paid to the sellers of the Target contemporaneously with the consummation of the Permitted Acquisition or contemporaneously with the date on which any other consideration is required to be paid to such sellers in connection with such Permitted Acquisition), Borrowers shall prepay the Obligations in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrowers in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith (“Net Proceeds”); provided, that to the extent no Default or Event of Default has occurred and is continuing at the time of or after giving effect to any sale or disposition of Collateral under clause (i) or any issuance of equity by Borrowers under clause (iii), Borrowers may use the proceeds thereof for any of its general corporate purposes (including, without limitation, Permitted Acquisitions and prepayment of Debt under the Term Loan Agreement) to the extent not prohibited by this Agreement. Notwithstanding the foregoing, if a Default or an Event of Default has occurred and is continuing, all Net Proceeds from the sale of Collateral subject to clause (i) above or from any issuance of equity by Borrowers under clause (iii) above shall be applied to the Obligations. Any such prepayment required by this Section 3.3(a) shall be applied in accordance with Section 3.7.

(b)       [Intentionally Deleted].

(c)       No provision contained in this Section 3.3 shall constitute a consent to an asset disposition that is otherwise not permitted by the terms of this Agreement.

3.4       Eurodollar Revolving Loan Prepayments. In connection with any prepayment, if any Eurodollar Revolving Loan is prepaid prior to the expiration date of the

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Interest Period applicable thereto, the Borrowers shall pay to the Lenders the amounts described in Section 4.4.

3.5       Payments by the Borrowers.

(a)       All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 3:00 p.m. (Chicago time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

(b)       Subject to the provisions set forth in the definition of “Interest Period”, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

3.6       Payments as Revolving Loans. At the election of Agent, all payments of interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. The Borrowers hereby irrevocably authorize the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agrees that all such amounts charged shall constitute Revolving Loans (including Swing Line Loans and Agent Advances).

3.7       Apportionment, Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements (excluding any amounts relating to Bank Products) then due to the Agent from the Borrowers; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers; third, to pay interest due in respect of all Loans, including Swing Line Loans and Agent Advances; fourth, to pay or prepay principal of the Swing Line Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Swing Line Loans and Agent Advances), unpaid reimbursement obligations in respect of Letters of Credit and outstanding amounts due and owing under Hedge Agreements approved in writing by Agent and, to the extent obligations under pre-approved Hedge Agreements have been increased, only to the extent such increase has been approved in writing by Agent, ratably as to all such obligations under this

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category; sixth, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation (including all amounts with respect to Bank Products provided under Section 1.4). Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any Eurodollar Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Revolving Loan, or (b) in the event, and only to the extent, that there are no outstanding CBFR Revolving Loans and, in any event, the Borrowers shall pay Eurodollar breakage losses in accordance with Section 4.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

3.8      Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall jointly and severally be liable to pay to the Agent and the Lenders, and hereby do jointly and severally indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.8 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent’s and the Lenders’ rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.8 shall survive the termination of this Agreement.

3.9      Agent’s and Lenders’ Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender’s Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. The Borrowers agree that the Agent’s and each Lender’s books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower Representative a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 3.7 and corrections of errors discovered by the Agent), unless the Borrower Representative notifies the

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Agent in writing to the contrary within sixty (60) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower Representative, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

ARTICLE 4

TAXES, YIELD PROTECTION AND ILLEGALITY

4.1       Taxes.

(a)      Any and all payments by the Borrowers to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrowers shall pay all Other Taxes.

(b)      The Borrowers agree, jointly and severally, to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by any Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

(c)      If the Borrowers shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

(i)      the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

(ii)      the Borrowers shall make such deductions and withholdings;

(iii)      the Borrowers shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

(iv)      the Borrowers shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

(d)      At the Agent’s request, within 30 days after the date of any payment by the Borrowers of Taxes or Other Taxes, the Borrower Representative

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shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

(e)      If the Borrowers are required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrowers which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

4.2       Illegality.

(a)      If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make Eurodollar Revolving Loans, then, on notice thereof by that Lender to the Borrower Representative through the Agent, any obligation of that Lender to make Eurodollar Revolving Loans shall be suspended until that Lender notifies the Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist.

(b)      If a Lender determines that it is unlawful to maintain any Eurodollar Revolving Loan, the Borrower Representative shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such Eurodollar Revolving Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such Eurodollar Revolving Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such Eurodollar Revolving Loans. If the Borrowers are required to so prepay any Eurodollar Revolving Loan, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such repayment, a CBFR Revolving Loan.

4.3       Increased Costs and Reduction of Return.

(a)      If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Revolving Loan, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

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(b)      If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender’s or such corporation’s or other entity’s policies with respect to capital adequacy and such Lender’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower Representative through the Agent, the Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

4.4      Funding Losses. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

(a)      the failure of the Borrowers to make on a timely basis any payment of principal of any Eurodollar Revolving Loan;

(b)      the failure of the Borrowers to borrow, continue or convert a Loan after the Borrower Representative has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

(c)      the prepayment or other payment (including after acceleration thereof) of any Eurodollar Revolving Loan on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Revolving Loans or from fees payable to terminate the deposits from which such funds were obtained. Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

4.5      Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Adjusted Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Revolving Loan, or that the Adjusted Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Revolving Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower Representative and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Revolving Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower Representative may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrower Representative does not revoke

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such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower Representative, in the amount specified in the applicable notice submitted by the Borrower Representative, but such Loans shall be made, converted or continued as CBFR Revolving Loans instead of Eurodollar Revolving Loans.

4.6       Certificates of Agent. If any Lender claims reimbursement or compensation under this Article 4, Agent shall determine the amount thereof and shall deliver to the Borrower Representative (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

4.7       Survival. The agreements and obligations of the Borrowers in this Article 4 shall survive the payment of all other Obligations.

ARTICLE 5

BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

5.1       Books and Records. The Borrowers shall maintain, and shall cause their Subsidiaries to maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrowers shall, and shall cause their Subsidiaries to, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrowers shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

5.2       Financial Information. The Borrower Representative shall promptly furnish to each Lender, all such financial information as the Agent shall reasonably request. Without limiting the foregoing, the Borrower Representative will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

(a)      As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year (commencing with the Fiscal Year ending November 30, 2010), audited consolidated balance sheets, and income statements, cash flow statements and changes in stockholders’ equity for Omnova and its Subsidiaries, on a consolidated basis, for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Omnova and its Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted

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auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Borrower Representative and reasonably satisfactory to the Agent. The Borrower Representative, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants’ services and having financial statements audited by them is for use by the Agent and the Lenders. To the extent the Borrower Representative cannot provide Agent with any additional financial statements and other supporting financial documents and schedules as the Agent may request, the Borrower Representative hereby authorize the Agent, with the Borrower Representative’s participation, to communicate directly with the Borrower Representative’s certified public accountants and, by this provision, authorize those accountants to discuss directly with the Agent, with Borrower Representative’s participation, the finances and affairs of Omnova and its Subsidiaries; provided, that if any request made to such accountants by the Agent is for information, materials or other supporting financial documents or schedules with respect to matters which are outside the scope of such accountants’ engagement or which have not been approved for release by Borrower Representative’s audit committee, at the request of Agent, Borrower Representative will propose to its audit committee for consideration at its next scheduled meeting an amendment to include such additional matters in the scope of its accountants’ engagement and/or to approve the release of such materials or supporting information as Agent shall request; provided, further that such accountants may only disclose such materials and supporting information if permitted to be disclosed pursuant to such accountants’ policies and procedures.

(b)       As soon as available, but in any event not later than thirty (30) days after the end of each month, unaudited consolidated balance sheets of Omnova and its Subsidiaries, on a consolidated basis, as at the end of such month, and unaudited consolidated income statements and cash flow statements for Omnova and its Subsidiaries, on a consolidated basis, for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of Omnova and its Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period for the prior Fiscal Year and for the Borrower Representative’s budget, and prepared in accordance with GAAP applied consistently as with the audited Financial Statements required to be delivered pursuant to Section 5.2(a); provided, however, that monthly cash flow statements will be prepared in a manner consistent with the unaudited cash flow statements delivered to Agent prior to the Closing Date and which is not in accordance with GAAP. The Borrower Representative shall certify by a certificate signed by its chief financial officer that all such statements (except the monthly cash flow statements) have been prepared in accordance with GAAP and present fairly the financial position of

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Omnova and its Subsidiaries as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments.

(c)       [intentionally omitted].

(d)       With the annual audited Financial Statements delivered pursuant to Section 5.2(a), and within thirty (30) days after the end of each month, a certificate of the chief financial officer of the Borrower Representative setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the covenant set forth in Section 7.23, during the period covered in such Financial Statements and as at the end thereof. Within thirty (30) days after the end of each month, a certificate of the chief financial officer of the Borrower Representative stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrowers are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or proposes to take with respect thereto.

(e)       Within ninety (90) days after the commencement of each Fiscal Year (commencing with the Fiscal Year beginning December 1, 2010), annual forecasts (to include forecasted consolidated balance sheets, income statements and cash flow statements) for Omnova and its Subsidiaries, on a consolidated basis, as at the end of and for each quarter of such Fiscal Year.

(f)       Promptly after filing with the PBGC and the IRS, a copy of each annual report and, upon Agent’s request, such other filings filed with respect to each Plan of the Borrowers.

(g)       As soon as available, but in any event not later than forty-five (45) days after the end of each Fiscal Quarter, unaudited consolidated financial statements for such Fiscal Quarter, in a form consistent with Borrower Representative’s Form 10-Q quarterly report filed with the Securities and Exchange Commission for the Fiscal Quarter ending August 30, 2010. Promptly upon the filing thereof, Borrower Representative shall notify Agent if any reports or other documents have been filed by the Borrower Representative or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange

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Act. Borrower Representative shall promptly provide Agent with copies of any of the above filings if not electronically available and shall promptly provide Agent with copies of all reports, notices, or statements sent or received by the Borrower Representative or any of its Subsidiaries to or from the holders of any equity interests of the Borrower Representative (other than routine non-material correspondence sent by shareholders of the Borrower Representative to the Borrower Representative) or any such Subsidiary or of any Debt of the Borrower Representative or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

(h)       As soon as available, but in any event not later than 15 days after the Borrower Representative’s receipt thereof, a copy of all management reports and management letters prepared for the Borrower Representative by any independent certified public accountants of the Borrower Representative.

(i)       Promptly after their distribution or filing, as applicable, copies of any and all proxy statements, financial statements, and reports which the Borrower Representative makes available to its shareholders; provided, that if any such materials are available electronically as a filing with the Securities and Exchange Commission, Borrower Representative shall give Agent prompt notice of such filing and need not provide Agent with copies of such publicly filed materials.

(j)       If requested by the Agent, promptly after filing with the IRS, a copy of each tax return filed by the Borrower Representative or by any of its Subsidiaries.

(k)       Within fifteen (15) days after the end of each month (for such month) or more frequently if requested by Agent, a Borrowing Base Certificate together with supporting information in accordance with Section 9 of the Security Agreement; provided, that to the extent Availability falls below $25,000,000 at any time after the date hereof, then from and after such date, such Borrowing Base Certificate and supporting information shall be delivered on a weekly basis on Wednesday of each week for the week ending on the previous Friday. Upon the commencement of such weekly reporting, Borrowers may only revert back to monthly reporting from and after the date on which Borrowers have maintained Availability of at least $25,000,000 for ninety (90) consecutive days.

(l)       On each anniversary date of the Closing Date and at any other time as Agent shall request so long as an Event of Default has occurred and is continuing, an updated Schedule 6.13 which shall be complete and accurate as of such date. On the last day of each Fiscal Quarter and at any other time as Agent shall request so long as an Event of Default has occurred and is continuing, an updated Schedule 6.12 which shall be complete and accurate as of such date.

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(m)       Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Borrower Representative or any Subsidiary.

5.3       Notices to the Lenders. The Borrower Representative shall notify the Agent and the Lenders in writing of the following matters at the following times:

(a)       Immediately after an officer of Borrower Representative becomes aware of any Default or Event of Default; (b) Immediately after an officer of Borrower Representative becomes aware of the assertion by the holder of any capital stock of a Borrower or of any Subsidiary or the holder of any Debt of a Borrower or any Subsidiary in a face amount in excess of $100,000 that a default exists with respect thereto or that such Borrower or Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

(c)       Immediately after an officer of Borrower Representative becomes aware of any event or circumstance which could have a Material Adverse Effect;

(d)       Immediately after an officer of Borrower Representative becomes aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

(e)       Immediately after an officer of Borrower Representative becomes aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting a Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

(f)       Immediately after an officer of Borrower Representative becomes aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting a Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

(g)       Immediately after receipt of any notice of any violation by a Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that a Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating such Borrower’s or Subsidiary’s compliance therewith, which non-compliance could reasonably be expected to have a Material Adverse Effect;

(h)       Immediately after receipt of any written notice that a Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that a Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any

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remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability of Borrowers in excess of $850,000;

(i)       Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of a Borrower or any of its Subsidiaries;

(j)       Any change in a Borrower’s or Guarantor’s name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names under which such Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

(k)       Within ten (10) Business Days after a Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event (other than a Reportable Event with respect to a Pension Plan) or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto; and in the event a Reportable Event with respect to a Pension Plan occurs within ten Business Days after such occurrence and before such occurrence is reported to the PBGC.

(l)       Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (Form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by a Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by either a Borrower or any ERISA Affiliate;

(m)       Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan and a summary of any changes in the benefits of any existing Plan which increases the Borrowers’ annual costs with respect thereto by an amount in excess of $1,000,000; and within three (3) Business Days after receipt by an officer of a Borrower or an officer of any ERISA Affiliate, copies of the following: (i) any notices of the PBGC’s intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any

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notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

(n)       Within three (3) Business Days after an officer of the Borrower Representative becomes aware of the occurrence thereof: (i) the establishment of any new Plan or the commencement of contributions to any Plan to which a Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by a Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 430 of the Code on or before the due date for such installment or payment; or

(o)       Within three (3) Business Days after an officer of the Borrower Representative or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

5.4       Appraisals. Whenever a Default or Event of Default exists, and at such other times not more frequently than once a year as the Agent requests, the Borrowers shall, at their expense and upon the Agent’s request, provide the Agent with an Appraisal.

ARTICLE 6

GENERAL WARRANTIES AND REPRESENTATIONS

Each Borrower warrants and represents to the Agent and the Lenders, after giving effect to the Transactions, that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

6.1       Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each Borrower and each Guarantor has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. Each Borrower and each Guarantor has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Borrower and each Guarantor, and constitute the legal, valid and binding obligations of such Borrower and such Guarantor, enforceable against it in accordance with their respective terms. Each Borrower’s and each Guarantor’s execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of (excluding conflicts, violations or breaches of

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any provision in any contract prohibiting the grant of a lien in specific leased or licensed assets), or result in the imposition of any Lien upon the property of such Borrower or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which such Borrower or Subsidiary is a party or which is binding upon it and which involves obligations in excess of $500,000, (b) any Requirement of Law applicable to such Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or bylaws or the limited liability company or limited partnership agreement of such Borrower or any of its Subsidiaries.

6.2       Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (a), (b), (c), (d), (f), (g), (h), (i), (k) and (l) of the definition of Permitted Liens securing all the Obligations, and enforceable against the Borrowers and all third parties.

6.3       Organization and Qualification. Each Borrower and each of its Subsidiaries (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in the jurisdictions set forth on Schedule 6.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and in respect of any jurisdiction outside the United States, where the failure to so qualify in such jurisdiction could reasonably be expected to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and to own its property.

6.4       Corporate Name; Prior Transactions. Each Borrower and each of its Subsidiaries has not, during the past five (5) years, been known by or used any other corporate or fictitious name other than OMNOVA Solutions Inc. or Eliokem, Inc., or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business, except for the acquisition by Borrower Representative of all the equity interests in Eliokem International and its subsidiaries on the Closing Date.

6.5       Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to the Borrower Representative of each and all of the Borrower Representative’s Subsidiaries and other Affiliates subject to the addition of any new Subsidiaries pursuant to a Permitted Acquisition. Each Subsidiary is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on Schedule 6.5, and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary’s business, operations, Collateral, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

6.6       Financial Statements and Projections.

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(a)       The Borrower Representative has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for (x) the Borrower Representative and its consolidated Subsidiaries as of November 30, 2009, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrower Representative’s independent certified public accountants, Ernst & Young and (y) the Acquired Business and its Subsidiaries for the fiscal year of the Acquired Business ended December 31, 2009. The Borrower Representative has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for (x) the Borrower Representative and its consolidated Subsidiaries for the month ending September 30, 2010 and (y) the Acquired Business and its Subsidiaries for the fiscal quarter of the Acquired Business ended June 30, 2010. All such financial statements have been prepared in accordance with GAAP (other than for monthly cash flow statements which have been prepared in a manner consistent with the unaudited cash flow statements delivered to Agent prior to the Closing Date) and present accurately and fairly in all material respects the financial position of the Borrower Representative and its consolidated Subsidiaries or the Acquired Business and its Subsidiaries, as the case may be, as at the dates thereof and their results of operations for the periods then ended.

(b)       The Latest Projections when submitted to the Lenders as required herein represent the Borrowers’ best estimate of the future financial performance of the Borrower Representative and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders.

6.7       [Intentionally Deleted]

6.8       Solvency. After giving effect to the Transactions, each Borrower is Solvent, and the Borrowers and their Subsidiaries on a consolidated basis are Solvent, and each Borrower and the Borrowers and their Subsidiaries on a consolidated basis shall remain Solvent during the term of this Agreement.

6.9       Debt. After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Borrowers and their Subsidiaries have no Debt, except (a) the Obligations, (b) the Debt under the Term Loan Agreement, (c) the Debt under the Senior Notes and (d) Debt described on Schedule 6.9.

6.10       Dividends. Since November 30, 2009, no Dividends have been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrowers or any of their Subsidiaries.

6.11       Real Estate; Leases; Liens. Schedule 6.11 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by each Borrower and all Real Estate

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owned by any of their Domestic Subsidiaries, all leases and subleases of real or personal property held by each Borrower as lessee or sublessee (other than any lease of personal property as to which such Borrower is lessee or sublessee for which the aggregate payments with respect to such lease in any Fiscal Year are less than $100,000), and all leases and subleases of real or personal property held by each Borrower as lessor, or sublessor. Each of such leases and subleases in respect of real property where a Borrower maintains Collateral (including, without limitation, the offices in Fairlawn, Ohio) is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. With respect to all other leases and subleases of real or personal property, each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists except for defaults that could not be reasonably expected to have a Material Adverse Effect. Each Borrower has good and marketable title in fee simple to the Real Estate identified on Schedule 6.11 as owned by such Borrower, or valid leasehold interests in all Real Estate designated therein as “leased” by such Borrower and each Borrower and its Subsidiaries have good, indefeasible, and merchantable title to all of their respective property reflected on the pro forma balance sheet of Borrowers delivered to Agent on or about the Closing Date, except as disposed of in the ordinary course of business since the date thereof. Except as disclosed on Schedule 6.11, Borrowers and their Subsidiaries own their assets free of all Liens except Permitted Liens.

6.12       Proprietary Rights. Schedule 6.12 sets forth a correct and complete list of all of the Borrowers’ and Guarantors’ Proprietary Rights, as updated by Borrowers pursuant to Section 5.2(l). None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 6.12, as updated by Borrowers pursuant to Section 5.2(l). To the best of the Borrowers’ knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person’s property, and no other Person’s property infringes on or conflicts with the Proprietary Rights to the extent that such infringement or conflict with the Proprietary Rights could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Proprietary Rights described on Schedule 6.12 (as updated by Borrowers pursuant to Section 5.2(l))constitute all of the property of such type necessary to the current conduct of the Borrowers’ business.

6.13       Trade Names. All trade names under which each Borrower or any of its Domestic Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.13, as updated by Borrowers pursuant to Section 5.2(l).

6.14       Litigation. Except as set forth on Schedule 6.14, there is no pending, or to the best of the Borrowers’ knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of the Borrowers’ knowledge, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

6.15       Labor Disputes. Except as set forth on Schedule 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrowers or any of their Domestic Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to

29

the best of Borrowers’ knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrowers or any of their Domestic Subsidiaries or for any similar purpose, (d) there is no pending or (to the best of the Borrowers’ knowledge) threatened, strike or work stoppage and (e) there is no pending or (to the best of the Borrowers’ knowledge) threatened unfair labor practice claim, or other labor dispute against or affecting the Borrowers or their Subsidiaries or their employees that could, individually or in the aggregate, reasonably be expected to have a Material Adverse effect.

6.16      Environmental Laws. Except as otherwise disclosed on Schedule 6.16, to the best knowledge of each officer of Borrowers, based on reasonable investigation and inquiry:

(a)       The Borrowers and their Subsidiaries have complied in all material respects with all Environmental Laws for which such failure to comply could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and neither the Borrowers nor any Subsidiary nor any of their presently owned real property or presently conducted operations, nor their previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant, that in either instance could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)       The Borrowers and their Subsidiaries have obtained or filed applications for all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrowers and their Subsidiaries are in compliance with all material terms and conditions of such permits.

(c)       Neither the Borrowers nor any of their Subsidiaries nor any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste except where such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d)       Neither the Borrowers nor any of their Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant, that in either instance could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)       None of the present or past operations of the Borrowers and their Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or

30

threatened Release of a Contaminant that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f)       Neither the Borrowers nor any of their Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g)       Neither the Borrowers nor any of their Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on the Borrowers or any of their Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

(h)       None of the products manufactured, distributed or sold by the Borrowers or any of their Subsidiaries contain asbestos containing material.

(i)        No Environmental Lien has attached to the Real Estate.

6.17      No Violation of Law. Neither the Borrowers nor any of their Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

6.18      No Default. Neither the Borrowers nor any of their Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower or Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

6.19      ERISA Compliance and Foreign Pension Plans. Except as specifically disclosed in Schedule 6.19:

(a)       Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law and listed on Schedule 6.19. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrowers, nothing has occurred which would cause the loss of such qualification. The Borrowers and each ERISA Affiliate have made all required contributions to any Plan subject to Sections 412 and 430 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 412 and 430 of the Code has been made with respect to any Plan.

(b)       There are no pending or, to the best knowledge of Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or

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violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)       (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) [intentionally deleted]; (iii) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

(d)       Each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities except to the extent that the failure to comply therewith would not reasonably be expected to result in a Material Adverse Effect. Neither any Borrower nor any of its Subsidiaries has incurred any obligation in an amount that would reasonably be expected to result in a Material Adverse Effect in connection with the termination of or withdrawal from any Foreign Pension Plan.

6.20      Taxes. The Borrowers and their Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

6.21      Regulated Entities. None of the Borrowers, any Person controlling any Borrower, or any Subsidiary, is an “Investment Company” within the meaning of the Investment Company Act of 1940. The Borrowers are not subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

6.22      Use of Proceeds; Margin Regulations. Up to $20,000,000 in proceeds of the Loans may be used on the Closing Date to refinance certain existing indebtedness and to finance the acquisition of Eliokem International. Thereafter, proceeds of the Loans may be used to finance the Borrowers’ working capital needs and for general corporate purposes of the Borrowers. Neither the Borrowers nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

6.23      Copyrights, Patents, Trademarks and Licenses, etc. Each Borrower and each of its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents,

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trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person except where any conflict, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of each Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed by such Borrower or any Subsidiary infringes upon any valid, enforceable intellectual property rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of Borrowers, threatened, which, in either case, could reasonably be expected to have a Material Adverse Effect.

6.24       No Material Adverse Change. As of the Closing Date, no Material Adverse Effect has occurred since November 30, 2009.

6.25       Full Disclosure. None of the representations or warranties made by the Borrowers or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of a Borrower or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of a Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

6.26       Material Agreements. Schedule 6.26 hereto sets forth as of the Closing Date all material agreements and contracts to which each Borrower or any of its Subsidiaries is a party or is bound as of the date hereof.

6.27       Bank Accounts. Schedule 6.27 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by each Borrower and Guarantor with any bank or other financial institution.

6.28       Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, each Borrower or any of its Subsidiaries of this Agreement or any other Loan Document.

6.29       Insurance. Schedule 6.29 summarizes the property and casualty insurance carried by each Borrower with respect to itself and its Subsidiaries. Schedule 6.29 includes the insurer’s or insurers’ name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage and deductibles. Schedule 6.29 also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

6.30       Inactive Subsidiaries. As of the Closing Date, each Inactive Subsidiary is set forth on Schedule 6.30.

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6.31       Reportable Transaction. The Borrowers do not intend to treat the Advances and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrowers determine to take any action inconsistent with such intention, Borrower Representative will promptly notify the Agent thereof.

6.32       Common Enterprise. The successful operation and condition of each of the Borrowers is dependent on the continued successful performance of the functions of the group of the Borrowers as a whole and the successful operation of each Borrower is dependent on the successful performance and operation of each other Borrower. Each Borrower expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Borrowers and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Borrower has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Borrower is within its purpose, will be of direct and indirect benefit to such Borrower, and is in its best interest.

ARTICLE 7

AFFIRMATIVE AND NEGATIVE COVENANTS

Each Borrower covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

7.1       Taxes and Other Obligations. Each Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as the Borrower Representative has notified the Agent in writing, neither the Borrowers nor any of their Subsidiaries need pay any tax, fee, assessment, or governmental charge or claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which a Borrower or its Subsidiary, as the case may be, has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien) or if such nonpayment will result in a Lien (other than a Permitted Lien) such anticipated Lien is bonded to the reasonable satisfaction of Agent (A) within thirty (30) days after the imposition of such Lien if such Lien is imposed solely on a Borrower’s owned Real Estate or (B) in all other cases, prior to the time such Lien is imposed.

7.2       Legal Existence and Good Standing. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in

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all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

7.3       Compliance with Law and Agreements; Maintenance of Licenses. Each Borrower shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Each Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. Each Borrower shall not, and shall cause each Subsidiary not to, modify, amend or alter its certificate or articles of incorporation or bylaws, other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

7.4       Maintenance of Property; Inspection of Property.

(a)       The Borrowers shall, and shall cause each of their Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

(b)       The Borrowers shall maintain complete and accurate books and records (in accordance with GAAP) with respect to the financial operations of the Borrowers and the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time request.

(c)       The Borrowers shall permit representatives and independent contractors of the Agent (at the expense of the Borrowers) and, so long as no Event of Default has occurred and is continuing, not to exceed two (2) times per year to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to the Borrower Representative; provided, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.

7.5       Insurance.

(a)       The Borrowers shall maintain, and shall cause each of their Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least A or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary

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for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Required Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Required Lenders. Without limiting the foregoing, in the event that any improved Real Estate is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area (“SFHA”), the Borrowers shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate. The amount of said flood insurance will be reasonably determined by the Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. The Borrowers shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

(b)       The Borrowers shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party and sole loss payee on all business interruption insurance policies and all insurance policies covering the Collateral or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days’ prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Borrowers or any of their Subsidiaries or the owner of any Real Estate for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrowers when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrowers fail to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

7.6       Insurance and Condemnation Proceeds. The Borrower Representative shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral in excess of $500,000, whether or not covered by insurance. The Agent is hereby authorized to collect all business interruption proceeds and all other insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows:

(i)       With respect to insurance and condemnation proceeds relating to Collateral and proceeds of business interruption insurance, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.7.

(ii)       With respect to insurance and condemnation proceeds relating to Fixed Assets, to the extent not prohibited by the terms of the Term

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Loan Agreement, the Borrowers shall use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction; provided that Borrowers need not comply with the requirements under this clause (ii) to the extent they demonstrate to Agent’s satisfaction that Borrowers’ remaining Fixed Assets are sufficient for Borrowers to continue producing and processing Inventory in a manner which is substantially similar to the operations of Borrowers existing immediately prior to the event resulting in insurance and condemnation proceeds being issued.

7.7       Environmental Laws.

(a)       Each Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance in all material respects with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws.

(b)       The Agent or any Lender may request copies of technical reports prepared by the Borrowers and their communications with any Governmental Authority to determine whether a Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged noncompliance or environmental liability.

7.8       Compliance with ERISA. Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan and Foreign Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law (or their foreign equivalents as applicable); (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Sections 412 and 430 of the Code and each Multi-employer Plan; (d) not engage in a prohibited transaction (for which an exemption is not otherwise available) or violation of the fiduciary responsibility rules with respect to any Plan and Foreign Pension Plan which results in aggregate liabilities to Omnova and its Subsidiaries in an amount exceeding $5,000,000; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

7.9       Mergers, Consolidations or Sales. The Borrowers will not, and will not permit any of their Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (including, without limitation, any sale, lease, or other disposition, or issuance, of equity interests or securities of a Subsidiary or another Person), or enter into any sale-leaseback transactions (except as permitted under Section 7.19), except that:

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(a)       Omnova and its Subsidiaries may make sales of Cash Equivalents and Inventory in the ordinary course of business;

(b)       Omnova and its Subsidiaries may make sales or other dispositions of assets (other than the equity interests of a Borrower); provided that, (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such sale or disposition, (ii) each such sale or disposition of Accounts and/or Inventory of Borrowers and/or Guarantors results in consideration of 100% cash in an amount equal to at least the Fair Market Value of such assets (but, to the extent such sale or disposition involves Eligible Accounts or Eligible Inventory, in no event shall the net proceeds received be less than the amount of Availability generated by such Eligible Accounts and/or Eligible Inventory under the definition of Borrowing Base) and all of such proceeds shall be applied against the outstanding balance of Revolving Loans, (iii) each such sale or disposition of other assets results in consideration at least 75% of which shall at the time received be in the form of cash (provided that in lieu of cash Omnova may receive, as consideration for the sale of any assets, assets which Omnova would have been permitted to reinvest in under the terms of Section 4.02(c) of the Term Loan Agreement as in effect on the date hereof if Omnova had received cash consideration), (iv) the aggregate sale proceeds from all assets subject to such sales shall not exceed the greater of (x) $15,000,000 and (y) 10% of consolidated total assets of Omnova and its Subsidiaries, in each case in any Fiscal Year of Omnova plus, in the case of a sale or disposition of foreign assets or a Foreign Subsidiary, $100,000,000 in the aggregate after the Closing Date and (v) net proceeds from the sale or disposition of assets (other than Accounts and Inventory of Borrowers and Guarantors) in excess of $15,000,000 are either applied as provided in Section 4.02(c) of the Term Loan Agreement as in effect on the date hereof or reinvested in assets to the extent permitted by Section 4.02(c) of the Term Loan Agreement as in effect on the date hereof;

(c)       Capital Expenditures by Omnova and its Subsidiaries shall be permitted;

(d)       Omnova and its Subsidiaries may sell or otherwise dispose of damaged, obsolete or worn-out assets (excluding Eligible Accounts and Eligible Inventory) that are no longer necessary for the proper conduct of their respective business for Fair Market Value so long as the proceeds from the sale of any Accounts and Inventory of Borrowers are applied to repay the Revolving Loans;

(e)       transactions permitted by Section 7.10 shall be permitted;

(f)       Omnova and its Subsidiaries may grant leases or subleases of real property and equipment to other Persons in the ordinary course of business and not materially interfering with the conduct of the business of Omnova and its Subsidiaries taken as a whole;

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(g)       any Foreign Subsidiary of Omnova may be sold or transferred to, merged with and into, or be dissolved or liquidated into, or any of its assets or equity interests otherwise sold or transferred to (x) Omnova or (y) any wholly-owned Subsidiary of Omnova, so long as any security interests granted to the Agent for the benefit of the Lenders pursuant to the Loan Documents in the equity interests of such Foreign Subsidiary shall remain in full force and effect and perfected and enforceable (to at least the same extent as in effect immediately prior to such merger, consolidation, amalgamation, dissolution, liquidation or transfer) and all actions required to maintain said perfected status have been taken;

(h)       any Domestic Subsidiary of Omnova may be merged with and into, or be dissolved or liquidated into, or any of its assets transferred to (x) Omnova or (y) any wholly-owned Domestic Subsidiary of Omnova, so long as (i), in the case of clause (y), such wholly-owned Domestic Subsidiary of Omnova is a Guarantor and (ii) any security interests granted to the Agent for the benefit of the Lenders pursuant to the Loan Documents in the assets of such Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, consolidation, dissolution or liquidation) and all actions required to maintain said perfected status have been taken;

(i)       the Borrowers and the Guarantors may sell or otherwise transfer assets (other than any real property and other than Accounts and Inventory from a Borrower to a Guarantor) between or among one another, and any Foreign Subsidiary may sell or otherwise transfer assets to another Foreign Subsidiary;

(j)       each of Omnova and its Subsidiaries may, in the ordinary course of business, license on a non-exclusive basis patents, trademarks, copyrights and know-how to third Persons, so long as each such license does not prohibit the granting of a Lien by Omnova or such Subsidiary in the intellectual property covered by such license;

(k)       each of Omnova and its Subsidiaries may liquidate any Inactive Subsidiary;

(l)       the Borrowers may make sales of Inventory of the Borrowers to their Foreign Subsidiaries in the ordinary course of business; provided that, (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such sale or transfer, (ii) any sale shall be for at least Fair Market Value (but, in the event any Eligible Inventory is sold, in no event shall the net proceeds received be less than the amount of Availability generated by such Eligible Inventory under the definition of Borrowing Base) and result in 100% cash consideration, the net proceeds of which are applied to repay the Revolving Loans; provided, that Borrowers may hold open accounts receivable for such sales (and, to the extent any such receivable is evidenced by a note in favor of the applicable Borrower, such note shall be pledged to the Agent pursuant to the Pledge Agreement) in amounts equal to at least the Fair Market

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Value of such Inventory sold (but, in the event any Eligible Inventory is sold, in no event less than the amount of Availability generated by such Eligible Inventory under the definition of Borrowing Base) and any repayments on such account receivable or note shall be applied to repay the Revolving Loans; provided, further, that the aggregate accounts receivables outstanding at any one time created after the Closing Date and generated from such Inventory sales shall not exceed $10,000,000 (and for the avoidance of doubt shall exclude the accounts receivable listed on Schedule 7.9 hereto);

(m)       the Borrowers may sell or discount Accounts (other than Eligible Accounts) in the ordinary course of business, but only in connection with the collection or compromise thereof; provided that, (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such sale or discount and (ii) any such sale or discount shall be for at least Fair Market Value and any net cash proceeds therefrom shall be applied to repay the Revolving Loans;

(n)       any Foreign Subsidiary may sell or discount accounts in the ordinary course of business, but only in connection with the collection or compromise thereof; provided that, (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such sale or discount and (ii) any such sale or discount shall be for at least Fair Market Value.

For purposes of clause (iii) of the proviso to clause (b) above, the following shall be deemed to be cash in respect of any sale or disposition:

(1)       the amount (without duplication) of any liability (other than any Debt of Omnova or a Guarantor whether outstanding on the Closing Date or thereafter incurred which is subordinated by its terms in right of payment to the Obligations) that would be recorded on a balance sheet prepared in accordance with GAAP of Omnova or such Subsidiary that is expressly (x) assumed by a Person other than Omnova or a Subsidiary, or (y) expunged by the holder of such liability, and with respect to which, in each case, Omnova or such Subsidiary, as the case may be, is unconditionally released from further liability with respect thereto;

(2)       the amount of any obligations or securities received from such transferee that are within 180 days repaid, converted into or sold or otherwise disposed of for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents actually so received);

(3)       any contingent earn-out obligation received by Omnova or any Subsidiary in such asset sale having an aggregate potential payout, taken together with all other contingent earn-out obligations received pursuant to this clause since the Closing Date that are at the time outstanding and held by Omnova or any Subsidiary, not to exceed $20,000,000 at that time then outstanding (after giving effect to any payment or reduction); and

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(4)       any Designated Noncash Consideration received by Omnova or any Subsidiary in such asset sale having an aggregate Fair Market Value, taken together with all other Designated Noncash Consideration received pursuant to this clause since the Closing Date that is at the time outstanding and held by Omnova or any Subsidiary, not to exceed the greater of (x) $25,000,000 or (y) 5.5% of Consolidated Net Tangible Assets at the time of the receipt of such Designated Noncash Consideration, with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value.

7.10       Dividends; and Capital Changes. Neither the Borrowers nor any of their Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Dividends or (b) make any change in its capital structure which could have a Material Adverse Effect. Notwithstanding the foregoing:

(a)       any Subsidiary of Omnova may pay Dividends to (i) Omnova or (ii) any wholly-owned Subsidiary of Omnova;

(b)       any non-wholly-owned Subsidiary of Omnova may pay cash Dividends to its shareholders or equity owners generally so long as Omnova or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary); and

(c)       Omnova may pay cash Dividends so long as (i) no Default or Event of Default is in existence at such time or would result therefrom, (ii) the amount of such Dividend, when added to the aggregate amount of Dividends made pursuant to this clause (c) after the Closing Date and the aggregate amounts paid pursuant to Section 7.11 (xiv) and Section 7.11(xvii) after the Closing Date, would not exceed the Permitted Dividend Amount in effect at such time and (iii) Borrowers’ Availability equals an amount no less than 40% of the aggregate Commitments then in effect after giving effect to such Dividends.

7.11       Restricted Investments. The Borrowers will not, and will not permit any of their Subsidiaries to, directly or indirectly, (a) lend money or credit or make advances to any Person, (b) purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person (including, without limitation, any stock, obligations or securities of, or any other interest in, any other Person), but excluding purchases or other acquisitions of inventory, materials and equipment and other real and personal assets (other than assets constituting, or a Person with assets constituting, a business, or equity interests or securities of a Person with assets constituting a business) used or to be used in the business of the Borrowers and their Subsidiaries, (c) make any capital contribution to any other Person or (d) purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (each, a “Restricted Investment”), except that the following Restricted Investments shall be permitted:

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(i)       Omnova and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

(ii)       Omnova and its Subsidiaries may acquire and hold cash and Cash Equivalents;

(iii)      Omnova and its Subsidiaries may (x) make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000 and (y) make loans to members of management to fund their purchase of equity interests of Omnova so long as no cash is paid by Omnova or any of its Subsidiaries in connection therewith (or any cash so paid is promptly (and in any event within one Business Day) returned to Omnova or such Subsidiary);

(iv)       the Company and its Subsidiaries may enter into Hedge Agreements to the extent permitted by Section 7.13;

(v)       investments in existence on the Closing Date and listed on Schedule 7.11 shall be permitted, without giving effect to any additions thereto or replacements thereof (provided that intercompany investments listed on Schedule 7.11 may be repaid or redeemed and re-advanced or re-contributed as new intercompany investments up to the amount of such investments in effect as of the Closing Date);

(vi)       (A) any Borrower or any Guarantor may make intercompany loans to any other Borrower or Guarantor, (B) any Subsidiary of Omnova may make intercompany loans to any Borrower or Guarantor and (C) any Foreign Subsidiary may make intercompany loans to another Foreign Subsidiary (collectively, “Intercompany Loans”); provided, that in the case of (A) and (B) only (x) each Intercompany Loan shall be evidenced by an Intercompany Note, (y) each Intercompany Note issued to a Borrower or a Guarantor shall be pledged to the Agent pursuant to the Pledge Agreement and (z) each Intercompany Note made by a Borrower or a Guarantor and issued to a Subsidiary of Omnova that is not a Borrower or Guarantor shall contain subordination provisions reasonably satisfactory to the Agent;

(vii)       Omnova and its Subsidiaries may make intercompany loans to, or investments in, any of its Foreign Subsidiaries in the form of cash or Cash Equivalents or in connection with the conversion of an account receivable for Inventory sold pursuant to Section 7.9(l) into an intercompany loan so long as in each case (A) no Default or Event of Default is in existence at such time or would result therefrom, (B) Borrowers’ Availability equals an amount no less than 40% of the aggregate Commitments then in effect after giving effect to such intercompany loan or investment and (C) each such intercompany loan shall be evidenced by an Intercompany Note and if such Intercompany Note is issued to a Borrower or a Guarantor, it shall be pledged to the Agent pursuant to the Pledge Agreement;

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(viii)       Borrowers and Guarantors may make equity contributions to the capital of their respective Subsidiaries which are Borrowers and Guarantors;

(ix)        Omnova and its Subsidiaries may create or acquire new Subsidiaries to the extent otherwise permitted hereunder;

(x)         Omnova and its Subsidiaries may transfer Inventory or Equipment not otherwise reasonably required for the operations of Borrowers and Guarantors to any Foreign Subsidiary so long as (A) no Default or Event of Default is in existence at such time or would result therefrom, (B) such Foreign Subsidiary pays for such Equipment in cash equal to the Fair Market Value thereof and (C) to the extent such transfer is in respect of Inventory of a Borrower, the provisions of Section 7.9(l) are satisfied;

(xi)        Omnova and its Subsidiaries shall be permitted to make Capital Expenditures;

(xii)       Omnova and its Subsidiaries may enter into transactions permitted under Section 7.9;

(xiii)      Omnova and its Subsidiaries may enter into guarantees to the extent permitted by Sections 7.12 and 7.13(h);

(xiv)      subject to the provisions of this Section 7.11(xiv) and the requirements contained in the definition of Permitted Acquisition, the Borrowers and wholly-owned Subsidiaries of Omnova may from time to time after Closing Date effect Permitted Acquisitions, so long as (A) all the criteria set forth in the definition of Permitted Acquisition are satisfied, (B) all representations and warranties contained herein or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties were made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (C) the aggregate consideration for all Permitted Acquisitions effected after the Closing Date pursuant to this clause (xiv) (excluding Qualified Stock of Omnova (or options or warrants for Qualified Stock of Omnova) issued as consideration for such Permitted Acquisition), together with the aggregate amount of Dividends and advances, investments and loans made pursuant to Sections 7.10(c) and 7.11(xvii) after the Closing Date, does not exceed the sum of (1) $50,000,000 (less, on a dollar for dollar basis, the amount of any outstanding advances, loans or investments previously or concurrently made pursuant to Section 7.11(xvii)) plus (2) the Permitted Dividend Amount as in effect at the time of such Permitted Acquisition; provided that (x) the limitation set forth in this clause (C) shall not apply with respect to the acquisition of a domestic entity or assets of a domestic entity (and consideration for Permitted Acquisitions effected pursuant to this clause (x) of this proviso shall not be deducted from the foregoing limitation) if, after giving effect to such Permitted Acquisition, the Interest Coverage Ratio for the then most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to Section 5.2 is greater than 2.00:1.00 determined on a pro forma basis and (y) in the case of any

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Permitted Acquisition which is of foreign entity or assets of a foreign entity, the amount which is available for such Permitted Acquisitions pursuant to this clause (C) shall be increased by $150,000,000, (D) in the case of acquisitions effected by any Borrower or Guarantor, such Borrower or Guarantor is able to, and does, grant a Lien to the Agent for the benefit of the Lenders on and security interest in assets acquired thereby in connection with such Permitted Acquisition and (E) the Company shall have delivered to the Agent an officer’s certificate executed by a senior financial officer of Omnova, certifying to the best of his or her knowledge, compliance with the requirements of preceding clauses (A) through (D);

(xv)        investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(xvi)       investments of any Person existing at the time such Person becomes a Subsidiary of Omnova or at the time such Person merges or consolidates with Omnova or any of its Subsidiaries, in either case, as the result of a Permitted Acquisition in compliance with the terms of this Agreement; provided that such investments were not made by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of Omnova or such merger or consolidation;

(xvii)      in addition to the other exceptions set forth in this Section 7.11, Omnova and its Subsidiaries may make additional Restricted Investments after the Closing Date to the extent not otherwise permitted under this Section 7.11 so long as (A) the aggregate amount of such Restricted Investments made after the Closing Date, together with all Dividends made pursuant to Section 7.10(c) and cash consideration paid under Section 7.11(xiv) after the Closing Date, shall not exceed the sum of (1) $50,000,000 (less, on a dollar for dollar basis, the amount of any Permitted Acquisitions previously or concurrently made pursuant to Section 7.11(xiv)) plus (2) the Permitted Dividend Amount as in effect at the time of such Restricted Investment, (B) no Default or Event of Default is in existence at such time or would result therefrom and (C) Borrowers’ Availability equals an amount no less than 40% of the aggregate Commitments then in effect after giving effect to such Restricted Investment;

(xviii)      investments made after May 22, 2007 in the Asian Latex Businesses in an aggregate amount not to exceed $25,000,000 so long as (A) no Default or Event of Default is in existence at such time or would result therefrom and (B) Borrowers’ Availability equals an amount no less than 40% of the aggregate Commitments then in effect after giving effect to such investment; and

(xix)       investments to the extent such investment represents the non-cash portion of the consideration received in an asset sale as permitted pursuant to Section 7.9(b).

7.12       Guaranties. Notwithstanding anything to the contrary set forth in this Agreement, no Borrower nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except (a) guaranties of the Obligations, (b) guarantees of the Debt under the Term

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Loan Agreement and the Debt under the Senior Notes (to the extent such guarantees are from subsidiaries that guarantee the Obligations), (c) guaranties by the Foreign Subsidiaries of any Debt permitted under Section 7.13, (d) guaranties by the Borrowers and Guarantors of the obligations of Borrowers and Guarantors and (e) guaranties by the Borrowers and Guarantors of any Foreign Subsidiary not to exceed $30,000,000 in contingent liabilities in the aggregate at any time outstanding so long as under this clause (e): (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such incurrence of such guarantee; and (ii) the Leverage Ratio as of the Fiscal Quarter most recently ended for which financial statements have been delivered pursuant to Section 5.2 does not exceed the Permitted Leverage Ratio after giving pro forma effect to such guarantee.

7.13       Debt. Neither the Borrowers nor any of their Subsidiaries shall incur or maintain any Debt, other than:

(a)       Debt incurred pursuant to this Agreement and the other Loan Documents;

(b)       existing Debt to the extent the same is listed on Schedule 6.9 and Permitted Refinancing Debt in respect of such Debt;

(c)       Debt evidenced by Capital Lease obligations and purchase money Debt of Omnova and its Subsidiaries, including any Debt assumed in connection with the acquisition of assets; provided that in no event shall the aggregate principal amount of Capital Lease obligations, and the principal amount of all such Debt incurred or assumed in each case after the Closing Date, permitted by this clause (c) exceed $20,000,000 at any time outstanding;

(d)       Intercompany Loans among Omnova and its Subsidiaries to the extent permitted by Section 7.11;

(e)       Debt under Hedge Agreements of Omnova entered into to protect Omnova against fluctuations in interest rates in respect of Debt under this Agreement, the Term Loan Documents and the Senior Note Documents so long as management of Omnova has determined that the entering into of such Hedge Agreements are bona fide hedging activities;

(f)       Debt of Omnova and its Subsidiaries under other Hedging Agreements entered into in the ordinary course of business providing protection against fluctuations in currency values and/or commodity prices in connection with Omnova’s or any of its Subsidiaries’ operations so long as management of Omnova or such Subsidiary, as the case may be, has determined that the entering into of such Hedge Agreements are bona fide hedging activities;

(g)       Debt of the Borrowers and Guarantors arising under the Term Loan Documents (or any Permitted Refinancing Debt of the Term Loan Agreement) in an aggregate principal amount not to exceed $200,000,000, less the aggregate principal amount of all principal repayments from and after the Closing Date; provided, that the principal amount thereof may be increased by an

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aggregate amount not to exceed the amount permitted under Section 2.15(a)(iv) of the Term Loan Agreement as such Term Loan Agreement is in effect on the date hereof so long as (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such increase; (ii) after giving pro forma effect to the incurrence of such additional Debt and the use of proceeds thereof, (x) the Leverage Ratio as of the Fiscal Quarter most recently ended for which financial statements have been delivered pursuant to Section 5.2 does not exceed the Permitted Leverage Ratio and (y) the Interest Coverage Ratio as of the Fiscal Quarter most recently ended for which financial statements have been delivered pursuant to Section 5.2 would be greater than 2.00:1.00, (iii) the maturity date of such additional Debt shall not be prior to the scheduled maturity date of the Debt under the Term Loan Agreement as in effect on the date hereof, (iv) the amortization payments in respect of such additional Debt shall be no more than ratable with the amortization payments under the Term Loan Agreement as in effect on the date hereof, (v) the interest rate margins in respect of such additional Debt shall not be increased by more than 50 basis points over those in effect on the date hereof and (vi) all other terms and documentation in respect of such additional Debt shall be satisfactory to Agent;

(h)       any Borrower or Guarantor may become liable as a guarantor with respect to obligations of any other Borrower or Guarantor, which obligations are not otherwise prohibited under this Agreement;

(i)       Debt representing deferred compensation to employees and directors of Omnova or its Subsidiaries; provided that the aggregate principal amount of Debt permitted by this clause (i) shall not exceed $10,000,000 at any time outstanding;

(j)       Additional unsecured Debt of Omnova and its Subsidiaries not otherwise permitted under this Section 7.13 not to exceed $50,000,000 in aggregate principal amount at any one time outstanding so long as (i) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such incurrence of Debt, (ii) the Leverage Ratio as of the Fiscal Quarter most recently ended for which financial statements have been delivered pursuant to Section 5.2 does not exceed the Permitted Leverage Ratio after giving pro forma effect to such Debt and (iii) to the extent such Debt is incurred by the Borrowers or Guarantors, then such Debt shall not amortize by more than 3% of the aggregate principal amount per year or have a maturity date prior to 180 days after the Stated Termination Date;

(k)       Debt of a Subsidiary of Omnova acquired after the Closing Date in connection with a Permitted Acquisition (or Debt assumed at the time of a Permitted Acquisition of an asset securing such Debt); provided that (i) the aggregate principal amount of all such Debt outstanding at any one time pursuant to this clause (k) shall not exceed (A) $10,000,000 plus (B) an additional amount of Debt if (x) such Debt consists of Permitted Debt and (y) after giving effect to the incurrence of such Permitted Debt and the respective Permitted Acquisition,

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the Interest Coverage Ratio for the then most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to Section 5.2 is greater than 2.00:1.00 after giving pro forma effect to such Debt; and Permitted Refinancing Debt in respect of any of the foregoing, (ii) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such incurrence of such Debt, and (iii) the Leverage Ratio as of the Fiscal Quarter most recently ended for which financial statements have been delivered pursuant to Section 5.2 does not exceed the Permitted Leverage Ratio after giving pro forma effect to such Debt;

(l)       Debt of Subsidiaries that are not Borrowers or Guarantors from time to time owing to Persons other than a Borrower or Guarantor; provided that (i) the aggregate amount of such Debt under this clause (l) does not exceed $30,000,000 at any one time outstanding and (ii) the holders of such Debt have no recourse against Borrowers or any Domestic Subsidiaries except to the extent permitted under Section 7.12;

(m)       Additional unsecured Debt of Omnova and its Subsidiaries not otherwise permitted under this Section 7.13; provided that (i) after giving effect to the incurrence of such additional Debt, the Interest Coverage Ratio for the then most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to Section 5.2 is greater than 2.00:1.00 after giving pro forma effect to such Debt; (ii) the aggregate amount of such Debt under this clause (m) that may be incurred by Foreign Subsidiaries does not exceed $50,000,000 at any one time outstanding and Permitted Refinancing Debt in respect of the foregoing; (iii) no Default or Event of Default shall have occurred and then be continuing immediately before or after giving effect to such incurrence of such Debt; (iv) the Leverage Ratio as of the Fiscal Quarter most recently ended for which financial statements have been delivered pursuant to Section 5.2 does not exceed the Permitted Leverage Ratio after giving pro forma effect to such Debt; and (iv) to the extent such Debt is incurred by the Borrowers or Guarantors, then such Debt shall not amortize by more than 3% of the aggregate principal amount per year or have a maturity date prior to 180 days after the Stated Termination Date; and

(n)       Debt of the Borrowers and Guarantors arising under the Senior Note Documents in an aggregate principal amount not to exceed $250,000,000 and Permitted Refinancing Debt in respect of such Debt.

7.14       Prepayment. Neither the Borrowers nor any of their Subsidiaries shall voluntarily prepay or redeem any Debt, except (a) the Obligations in accordance with the terms of this Agreement and (b) the Debt under the Term Loan Agreement to the extent permitted under Section 3.3(a) of this Agreement, subject to the Intercreditor Agreement. Neither the Borrowers nor any of their Subsidiaries shall prepay Debt under the Term Loan Agreement from excess cash flow unless, after giving effect to any such prepayment Borrowers have Availability of at least $25,000,000.

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7.15       Transactions with Affiliates. Except as set forth below and except as otherwise expressly permitted under the terms of this Agreement, neither the Borrowers nor any of their Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, the Borrowers and their Subsidiaries may engage in transactions with Affiliates in the ordinary course of business consistent with past practices, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to the Borrowers and their Subsidiaries than would be obtained in a comparable arm’slength transaction with a third party who is not an Affiliate.

7.16       Investment Banking and Finder’s Fees. Neither the Borrowers nor any of their Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter’s fee, finder’s fee, or broker’s fee to any Person in connection with this Agreement. The Borrowers shall jointly and severally defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that the Borrowers are obligated to pay for any such fees, and all costs and expenses (including attorneys’ fees) incurred by the Agent and/or any Lender in connection therewith.

7.17       Business Conducted. The Borrowers shall not and shall not permit any of their Subsidiaries to, engage in any businesses which are not the same, similar, ancillary, complimentary, incidental or reasonably related to, or reasonable extensions, developments or expansions of, the businesses in which the Borrowers are engaged on the Closing Date. Notwithstanding anything herein to the contrary, the Borrowers shall not permit Omnova Overseas, Inc. to acquire any assets other than accounts receivable and/or intercompany loans not to exceed $1,000,000 in the aggregate at any time outstanding.

7.18       Liens. Neither the Borrowers nor any of their Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except the following (Liens described below are herein referred to as “Permitted Liens”):

(a)       Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established to the extent required by generally accepted accounting principles, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien, in each case unless a notice of a federal tax lien has been sent to the Borrower or any Guarantor or filed in any public records;

(b)       Liens in respect of property or assets of Omnova or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Debt, such as carriers’, warehousemen’s,

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materialmen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of Omnova’s or such Subsidiary’s property or assets or materially impair the use thereof in the operation of the business of Omnova or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

(c)       Liens in existence on the Closing Date which are listed, and the property subject thereto described, on Schedule 6.11, but no renewals or extensions of such Liens shall be permitted unless (x) the aggregate principal amount of the Debt, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of Omnova or any of its Subsidiaries;

(d)       Liens created by or pursuant to (x) the Loan Documents and (y) the Term Loan Documents (subject to the terms of the Intercreditor Agreement);

(e)       leases or subleases of real property granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of Omnova or any of its Subsidiaries;

(f)       Liens upon assets subject to Capital Leases or purchase money debt to the extent permitted by Section 7.13(c); provided that (x) such Liens only serve to secure the payment of Debt arising under such Capital Leases or purchase money Debt and (y) the Lien encumbering the asset giving rise to the Capital Leases or purchase money Debt does not encumber any other asset of Omnova or any of its Subsidiaries;

(g)       Liens placed upon assets (including Real Property) at the time of acquisition or construction thereof by Omnova or any such Subsidiary or within 90 days thereafter to secure Debt incurred to pay all or a portion of the purchase price or construction costs thereof and extensions, renewals or replacements of any of the foregoing; provided that, in either case, (x) the aggregate outstanding principal amount of all Debt secured by Liens permitted by this clause (g) shall not at any time exceed the amount permitted under Section 7.13(c) and (y) in all events, the Lien encumbering the assets so acquired does not encumber any other asset of the Company or any of its Subsidiaries;

(h)       any Lien existing on any property or asset prior to the acquisition thereof by Omnova or any of its Subsidiaries or existing on any property or asset of any Person that becomes a Subsidiary of Omnova after the date hereof prior to the time such Person becomes a Subsidiary of Omnova; provided that (i) such Lien was not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of Omnova, as the case may be, (ii) such Lien

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shall not apply to any other property or assets of Omnova or any of its Subsidiaries and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary of the Company;

(i)       easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not materially interfering with the conduct of the business of Omnova or any of its Subsidiaries;

(j)       statutory and common law landlords’ liens under leases to which the Company or any of its Subsidiaries is a party; provided that no Eligible Inventory shall be subject to such liens;

(k)       Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds (other than appeal bonds), bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

(l)       normal and customary rights of setoff upon deposits of cash in favor of Lenders and other depositary institutions;

(m)       any (x) interest or title of a lessor or sublessor (other than a Borrower or Guarantor) under any lease entered into by Omnova or any of its Subsidiaries as lessee to the extent that such lease is permitted to be entered into pursuant to this Agreement, (y) restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject (including, without limitation, ground leases and other prior leases of the premises, mortgages, mechanics liens, tax liens and easements) or (z) subordination of the interest of the lessee or sublessee under any such lease to any restriction or encumbrance referred to in the preceding clause (y);

(n)       Liens on the assets of Foreign Subsidiaries securing Debt of such Foreign Subsidiaries permitted under Section 7.13;

(o)       Liens not otherwise permitted pursuant to this Section 7.18 which secure obligations permitted under this Agreement not exceeding, in the aggregate at any one time outstanding, the greater of (x) $50,000,000 and (y) 11.2% of Consolidated Net Tangible Assets as of the time of incurrence; provided, that if any such Liens are on assets of any Borrower or any of their Domestic Subsidiaries, such Liens shall be subordinated to the Agent’s Liens pursuant to a subordination agreement that is on terms and conditions satisfactory to Agent in its sole discretion; and

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(p)       Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect.

7.19       Sale and Leaseback Transactions. Neither the Borrowers nor any of their Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for such Borrower or Subsidiary to lease or rent property that such Borrower or Subsidiary has sold or will sell or otherwise transfer to such Person. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrowers and their Subsidiaries may enter into sale and leaseback transactions of Fixed Assets with an aggregate value not to exceed $10,000,000 in a single transaction or series of related transactions and not to exceed $20,000,000 in the aggregate in any Fiscal Year.

7.20       New Subsidiaries. The Borrowers shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than (a) those listed on Schedule 6.5, (b) any Person acquired pursuant to a Permitted Acquisition and (c) other Subsidiaries so long as the provisions of Section 7.30 herein are satisfied.

7.21       Fiscal Year. The Borrowers and their Subsidiaries shall not change their Fiscal Year; provided, that Eliokem and any Foreign Subsidiary may change their respective fiscal years to match the Fiscal Year of Omnova.

7.22       Transactions Affecting Collateral or Obligations. Neither the Borrowers nor any of their Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect

7.23       Fixed Charge Coverage Ratio. Whenever average Availability for any Fiscal Quarter is less than $25,000,000, the Borrowers and their Subsidiaries on a consolidated basis shall maintain a Fixed Charge Coverage Ratio for each period of four consecutive Fiscal Quarters (or, for any Fiscal Quarter ending on or prior to November 30, 2011, the period commencing on the Closing Date and ending on the last day of such Fiscal Quarter) tested on the last day of each Fiscal Quarter (commencing with the Fiscal Quarter in which average Availability was less than $25,000,000) of not less than 1.1 to 1.0. Such testing shall continue until average daily Availability in any subsequent Fiscal Quarter is at least $25,000,000.

7.24       [Intentionally Omitted].

7.25       Use of Proceeds. The Borrowers shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrowers or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or

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carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

7.26       Amendments to Agreements. Borrowers shall not, nor shall permit their Subsidiaries to, amend or otherwise modify the Term Loan Documents, the Senior Note Documents, the Acquisition Documents or the documents evidencing any other Debt, if such amendment or modification would be adverse to the interests of Agent and Lenders under the Loan Documents or would be prohibited by the Intercreditor Agreement or any subordination agreement entered into in connection with any such Debt.

7.27       [Intentionally Omitted].

7.28       Bank Accounts. The Borrowers shall not maintain any bank accounts except as set forth on Schedule 6.27 unless Borrower Representative first provides Agent with ten (10) business Days prior written notice of a Borrower’s intent to open a new bank account and, if requested by Agent, provides Agent with a blocked account agreement, in form and substance satisfactory to Agent, duly executed by the applicable Borrower and the financial institution where such account has been opened.

7.29     Post-Closing Obligations. No later than 30 days following the Closing Date, unless otherwise extended by the Agent in its sole discretion, the Borrowers will deliver to Agent:

(a)       executed blocked account agreements with respect to Eliokem’s depository accounts at PNC Bank, in form and substance reasonably satisfactory to Agent;

(b)       using commercially reasonable efforts, executed landlord waivers in respect of Omnova’s leased locations at 1609 Rocky River Road, North Monroe, North Carolina, and 175 Ghent Road, Fairlawn, Ohio, in form and substance reasonably satisfactory to Agent;

(c)       executed local counsel opinions in respect of each mortgage, deed of trust and pledge agreement (for the equity in Omnova Holdings (Gibraltar) Limited) executed on the Closing Date, from counsels, and in form and substance, reasonably satisfactory to Agent;

(d)       evidence that Borrowers have satisfied the insurance requirements of Section 7.5; and

(e)       an updated Schedule 6.27 listing all applicable bank accounts as required by Section 6.27.

7.30     Further Assurances.

(a)       Subject to applicable law, each Borrower and each Subsidiary shall cause each of its Domestic Subsidiaries formed or acquired after the date of this Agreement in accordance with the terms of this Agreement to become a Borrower

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or Guarantor, as Agent shall determine, by executing such joinder agreements and other documents as Agent shall require. Upon execution and delivery thereof, each such new Subsidiary (i) shall automatically become a Borrower or Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Agent, for the benefit of the Agent and the Lenders, in any property of such Person which constitutes Collateral, including any parcel of real property located in the U.S. owned by such Person.

(b)       Each Borrower and each Subsidiary that is a Guarantor will cause (i) 100% of the issued and outstanding equity interests of each of its Domestic Subsidiaries (other than a Foreign Holdco) and (ii) 65% of the issued and outstanding equity interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding equity interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2) in each foreign Subsidiary directly owned by the Borrower or any Domestic Subsidiary to be subject at all times to a first priority, perfected Lien (subject to the Intercreditor Agreement) in favor of the Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Agent shall reasonably request.

(c)       Without limiting the foregoing, each Borrower will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required on the Closing Date), which may be required by law or which the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Loan Documents, all at the expense of the Borrowers; provided that in the case of any Foreign Holdco, recourse on any guarantee by such Foreign Holdco shall be limited to the Collateral pledged by such Foreign Holdco.

(d)       If any material assets (including any real property or improvements thereto or any interest therein) are acquired by any Borrower or any Domestic Subsidiary after the Closing Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien in favor of the Agent upon acquisition thereof), the Borrower Representative will notify the Agent and the Lenders thereof, and, if requested by the Agent or the Required Lenders, the Borrowers will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause each Domestic Subsidiary to take, such actions as shall be necessary or reasonably requested by the Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Borrowers.

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(e)       Notwithstanding anything herein to the contrary, Omnova Overseas, Inc, shall not be a Guarantor unless otherwise approved by Omnova.

ARTICLE 8

CONDITIONS OF LENDING

8.1       Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied prior to or concurrently with the making of such Loans in a manner satisfactory to the Agent and each Lender:

(a)       This Agreement and the other Loan Documents shall have been executed and delivered by each party thereto and the Borrowers and their Subsidiaries shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrowers and their Subsidiaries before or on such Closing Date.

(b)       All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

(c)       No Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date.

(d)       The Agent and the Lenders shall have received such opinions of counsel for the Borrowers and their Subsidiaries as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

(e)       The Agent shall have received

(i)       acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent’s Liens; and

(ii)       duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the assets of the Borrowers and their Subsidiaries except Permitted Liens.

(f)       The Borrowers shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

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(g)       The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

(h)       The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Borrowers and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

(i)      All proceedings taken in connection with the execution of the Loan Documents, the Term Loan Documents, the Senior Note Documents, the Acquisition Documents and all documents, agreements and instruments relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

(j)       The Agent shall have received evidence satisfactory to it that the Borrowers received at least $200,000,000 in loan proceeds (less applicable original issue discount) pursuant to the Term Loan Documents and at least $250,000,000 in loan proceeds (less applicable original issue discount) pursuant to the Senior Note Documents, in each case which shall be in form and substance satisfactory to Agent.

(k)       The Acquisition Documents shall be in full force and effect and concurrently with the funding of the Loans hereunder, the Acquisition shall have been consummated in accordance with the terms of the Acquisition Documents, and the Acquisition Documents shall not have been altered, amended or otherwise changed or supplemented or any provision or condition therein waived, and Omnova shall not have consented to any action which would require the consent of Omnova under the Acquisition Agreement, if such alteration, amendment, change, supplement, waiver or consent would be adverse to the interests of the Agent or Lenders in any material respect, in any such case without the prior written consent of the Agent. The Agent shall have received, or shall receive concurrently, copies of duly completed, executed and dated share transfer forms (ordres de mouvement) and related tax transfer forms (formulaire Cerfa n°2759) in respect of the transfer of all, and not less than all, of the Acquired Securities (as defined in the Acquisition Agreement) or other confirmation satisfactory to the Agent of the consummation of the Acquisition.

(l)       All governmental and third party approvals necessary in connection with the consummation of the transactions contemplated by the Acquisition Documents, the Term Loan Documents, the Senior Note Documents and the Loan Documents and the continuing operations of the Borrowers and their subsidiaries (including shareholder approvals, if any) shall have been obtained on satisfactory terms and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any

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competent authority that would restrain, prevent or otherwise impose adverse conditions on any of the transactions contemplated hereby.

(m)       The Acquired Business Existing Indebtedness shall have been paid in full and all Liens securing such Debt shall have been terminated or released.

(n)       On the Closing Date and immediately prior to giving effect to the Acquisition, the representations and warranties with respect to the Acquired Business and its Subsidiaries shall be true and correct to the extent required by the condition set forth in Section 5.3.3 of the Acquisition Agreement.

(o)       Without limiting the generality of the items described above, the Agent shall have received (in form and substance reasonably satisfactory to the Agent) the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the “Closing Checklist” delivered by the Agent to the Borrowers prior to the Closing Date.

The acceptance by the Borrowers of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of each Borrower, dated the Closing Date, to such effect.

Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

8.2       Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

(a)       The following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

(i)      The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified

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in writing by the Borrower Representative that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

(ii)       No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

(iii)      No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect.

(b)      No such Borrowing shall exceed Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders’ Pro Rata Share of any Swing Line Loan or Agent Advance made in accordance with the provisions of Sections 1.3 and 1.2(i).

ARTICLE 9

DEFAULT; REMEDIES

9.1       Events of Default. It shall constitute an event of default (“Event of Default”) if any one or more of the following shall occur for any reason:

(a)       any failure by the Borrowers to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

(b)       any representation or warranty made or deemed made by the Borrowers in this Agreement or by the Borrowers or any of their Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrowers or any of their Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

(c)       (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2(k), 7.2, 7.5, 7.9-7.28 of this Agreement, or Section 11 of the Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2 (other than 5.2(k)) or 5.3 and such default shall continue for five (5) days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, or any other agreement entered into at any time to which a Borrower or any Subsidiary and the Agent or any Lender are party (including in respect of any Bank Products) and such default shall continue for fifteen (15) days or more;

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(d)       any default shall occur with respect to any Debt (other than the Obligations) of the Borrowers or any of their Subsidiaries in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Borrowers or any of their Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

(e)       a Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal (or any foreign equivalent laws), now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

(f)       an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of a Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal (or any foreign equivalent laws), now or hereafter existing and such petition or proceeding shall not be dismissed within thirty (30) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

(g)       a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for a Borrower or any of its Subsidiaries or for all or any part of its property with a book value in excess of $500,000 shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property with a book value in excess of $500,000 of a Borrower or any of its Subsidiaries;

(h)       a Borrower or any of its Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

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(i)       all or any material part of the property of a Borrower or any of its Subsidiaries shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of such Borrower or Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

(j)        any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by a Borrower or any other obligor;

(k)       one or more judgments, orders, decrees or arbitration awards is entered against a Borrower or any of its Subsidiaries involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $2,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

(l)        any loss, theft, damage or destruction of any item or items of Collateral or other property of a Borrower or any Subsidiary occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

(m)      there is filed against a Borrower or any of its Subsidiaries any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

(n)       for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent’s Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

(o)       (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrowers under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) [intentionally deleted]; or (iii) a Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $1,000,000; or

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(p)       there occurs a Change of Control.

9.2       Remedies.

(a)       If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrowers: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrowers: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrowers to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

(b)       If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrowers’ premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrowers shall, upon the Agent’s demand, at the Borrowers’ cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrowers agree that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrowers if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Borrowers’ address specified in or pursuant to Section 13.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be

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given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Borrowers. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrowers irrevocably waive: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrowers agree that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrowers’ labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrowers’ rights under all licenses and all franchise agreements shall inure to the Agent’s benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including Attorney Costs, and then to the Obligations. The Agent will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.

(c)       If an Event of Default occurs, the Borrowers hereby waive all rights to notice and hearing prior to the exercise by the Agent of the Agent’s rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

ARTICLE 10

TERM AND TERMINATION

10.1       Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent may, in its discretion, and shall, upon direction from the Required Lenders, terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent’s Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

ARTICLE 11

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

11.1       Amendments and Waivers.

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(a)      No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrowers and acknowledged by the Agent, do any of the following:

(i)       increase or extend the Commitment of any Lender;

(ii)       postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

(iii)       reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

(iv)       change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

(v)       increase any of the percentages set forth in the definition of the Borrowing Base;

(vi)       amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

(vii)       release any Guaranties of the Obligations or release Collateral other than as permitted by Section 12.11;

(viii)       change the definitions of “Required Lenders”; or

(ix)       increase the Maximum Revolver Amount, the Maximum Inventory Loan Amount, and Letter of Credit Subfacility;

provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance with Section 1.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.2 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

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(b)       If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Agent’s election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

(c)       If, in connection with any proposed amendment, waiver or consent (a “Proposed Change”) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”), then, so long as the Agent is not a Non-Consenting Lender, at the Borrowers’ request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent’s approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders’ Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

11.2      Assignments; Participations.

(a)       Any Lender may, with the written consent of the Agent and Borrower Representative (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent or Borrowers shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender or to another Lender) (each an “Assignee”) all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000); provided, however, that if a Default or Event of Default has occurred and is continuing, the consent of the Borrowers shall not be required; provided, further, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower Representative and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower Representative and the Agent an Assignment and Acceptance in the form of Exhibit E (“Assignment and Acceptance”) together with any note or notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000. The Borrowers agree to promptly execute and deliver new promissory notes and replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.

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(b)       From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c)       By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Borrowers to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)       Immediately upon satisfaction of the requirements of Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

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(e)       Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrowers (a “Participant”) participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the “originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender’s rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a) (i), (ii) and (iii), and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

(f)       Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR §203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

ARTICLE 12

THE AGENT

12.1      Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the

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use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

12.2      Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

12.3      Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrowers or any Subsidiary or Affiliate of the Borrowers, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrowers or any other party to any Loan Document to perform their obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrowers or any of the Borrowers’ Subsidiaries or Affiliates.

12.4      Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with

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a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

12.5      Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or the Borrower Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

12.6      Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

12.7      Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 13.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration,

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modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

12.8      Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrowers and their Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Borrowers, their Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Borrowers or such Subsidiary) and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” include the Bank in its individual capacity.

12.9      Successor Agent. The Agent may resign as Agent upon at least thirty (30) days’ prior notice to the Lenders and the Borrower Representative, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

12.10      Withholding Tax.

  (a)        If any Lender is a “foreign corporation, partnership or trust” within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

  (i)      if such Lender claims an exemption from, or a reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first

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calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

(ii)      if such Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

(iii)     such other form or forms as may be required under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(b)      If any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form FW-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Lender. To the extent of such percentage amount, the Agent will treat such Lender’s IRS Form W-8BEN as no longer valid.

(c)      If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

(d)      If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(e)      If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances

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which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

12.11    Collateral Matters.

(a)       The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent’s Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrowers certify to the Agent that the sale or disposition is made in compliance with Section 7.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrowers owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrowers under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent’s Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent’s Liens on Collateral valued in the aggregate not to exceed $500,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent’s Liens on Collateral valued in the aggregate not to exceed $1,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent’s authority to release any Agent’s Liens upon particular types or items of Collateral pursuant to this Section 12.11.

(b)       Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent’s authority to release Agent’s Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrower Representative, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent’s Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrowers in

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respect of) all interests retained by the Borrowers, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(c)      The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrowers or is cared for, protected or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

12.12    Restrictions on Actions by Lenders; Sharing of Payments.

(a)      Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to the Borrowers or any accounts of the Borrowers now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrowers, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b)      If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrowers to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender’s ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable,

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and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

12.13      Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders’ security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.

12.14      Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from the Borrower Representative prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Effective Rate for each day from the date such amount is distributed to such Lender until the date repaid.

12.15      Settlement.

(a)      (i)      Each Lender’s funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender’s Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Swing Line Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

 (ii)      The Agent shall request settlement (“Settlement”) with the Lenders on at least a weekly basis, or on a more frequent basis at Agent’s election, (A) on behalf of the Bank, with respect to each outstanding Swing Line Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of

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transmission, of such requested Settlement, no later than 12:00 noon (Chicago time) on the date of such requested Settlement (the “Settlement Date”). Each Lender (other than the Bank, in the case of Swing Line Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Swing Line Loans and Agent Advances with respect to each Settlement to the Agent, to Agent’s account, not later than 2:00 p.m. (Chicago time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Swing Line Loan or Agent Advance and, together with the portion of such Swing Line Loan or Agent Advance representing the Bank’s Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for the first two (2) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Swing Line Loan, and (B) for itself, with respect to each Agent Advance.

(iii)      Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Swing Line Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Swing Line Loan or Agent Advance equal to such Lender’s Pro Rata Share of such Swing Line Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Swing Line Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender’s Pro Rata Share of such Swing Line Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for the first two (2) days from and after such demand and thereafter at the Interest Rate then applicable to CBFR Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Swing Line Loan, and (B) for itself, with respect to each Agent Advance.

(iv)      From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Swing Line Loan or Agent Advance pursuant to clause (iii) above, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Swing Line Loan or Agent Advance.

(v)      Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank’s Revolving Loans including Swing Line Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank’s Revolving Loans (other than to Swing Line

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Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Swing Line Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Swing Line Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

  (vi)       Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Swing Line Loan.

  (vii)      Each Lender’s obligation to make a Revolving Loan in accordance with this Section 12.15 and to purchase participation interests in accordance with this Section 12.15 shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Agent or Bank, Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b)      Lenders’ Failure to Perform. All Revolving Loans (other than Swing Line Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

(c)      Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender’s Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in

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immediately available funds and the Agent has transferred corresponding amount to the Borrowers on the Business Day following such Funding Date that Lender shall make such amount available to the Agent, together with interest at the Federal Funds Effective Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender’s full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender’s Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower Representative of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender’s failure to advance such other Lenders’ Pro Rata Share of any Borrowing. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender.

(i)       fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.5;

(ii)      the Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 11.1), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender;

(iii)     if any Swing Line Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(1)      all or any part of such Swing Line Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swing Line Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 8.2 are satisfied at such time; and

(2)      if the reallocation described in clause (1) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Swing Line Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to

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clause (1) above) in accordance with the procedures set forth in Section 1.3(g) for so long as such LC Exposure is outstanding;

(3)      if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to Section 12.15(c)(iii), the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.6 with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(4)      if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 12.15(c)(iii), then the fees payable to the Lenders pursuant to Section 2.5 and Section 2.6 shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Shares; or

(5)      if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 12.15(c)(iii), then, without prejudice to any rights or remedies of the Letter of Credit Issuer or any Lender hereunder, all Unused Line Fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.6 with respect to such Defaulting Lender’s LC Exposure shall be payable to the Letter of Credit Issuer until such LC Exposure is cash collateralized and/or reallocated;

(iv)     the Bank shall not be required to fund any Swing Line Loan and the Letter of Credit Issuer shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 12.15(c)(iii), and participating interests in any such newly issued or increased Letter of Credit or newly made Swing Line Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 12.15(c)(iii)(1) (and Defaulting Lenders shall not participate therein); and

(v)     in the event and on the date that each of the Agent, the Borrowers, the Letter of Credit Issuer and the Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and LC Exposure of the other Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swing Line Loans) as the Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Pro Rata Share.

(d)     Retention of Defaulting Lender’s Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to the Agent for the Defaulting Lender’s benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a

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Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrowers shall bear interest at the rate applicable to CBFR Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrowers of their duties and obligations hereunder.

(e)       Removal of Defaulting Lender. At the Borrowers’ request, the Agent or an Eligible Assignee reasonably acceptable to the Agent and the Borrowers shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender’s outstanding Commitments hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender’s Loans, plus accrued interest and fees, without premium or discount.

12.16  Letters of Credit; Intra-Lender Issues.

          (a)       Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

          (b)          Participations in Letters of Credit.

(i)       Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 1.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender’s Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

(ii)       Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from the Borrowers on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender’s Pro Rata Share of such payment from the Borrowers. Each such payment shall be made by the Agent on the next Settlement Date.

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(iii)       Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

(iv)       Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrowers for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

(1)       any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(2)       the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrowers or any other Person and the beneficiary named in any Letter of Credit);

(3)       any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(4)       the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

(5)       the occurrence of any Default or Event of Default; or

(6)       the failure of the Borrowers to satisfy the applicable conditions precedent set forth in Article 8.

(c)       Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of the Borrowers received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrower Representative prior to the date on which any payment is due to the Lenders that

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the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Effective Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(d)       Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrowers to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Section shall survive payment in full of all other Obligations.

12.17  Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Swing Line Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

12.18  Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

(a)       is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by or on behalf of the Agent;

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(b)       expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

(c)       expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers’ books and records, as well as on representations of the Borrowers’ personnel;

(d)       agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

(e)       without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

12.19 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

ARTICLE 13

MISCELLANEOUS

13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrowers and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s and each Lender’s rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent’s and each Lender’s rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

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13.2 Severability. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

13.3 Governing Law; Choice of Forum; Service of Process.

(a)       THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)       ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES OF AMERICA LOCATED IN COOK COUNTY, ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWERS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)       THE BORROWERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS AT THEIR

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ADDRESS SET FORTH IN SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

13.4    WAIVER OF JURY TRIAL. THE BORROWERS, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

13.5    Survival of Representations and Warranties. All of the Borrowers’ representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

13.6    Other Security and Guaranties. The Agent, may, without notice or demand and without affecting the Borrowers’ obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

13.7    Fees and Expenses. The Borrowers agree to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including attorneys’ and paralegals’ fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan

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Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent’s Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrowers under the Loan Documents that the Borrowers fail to pay or take; (f) costs of appraisals, inspections, environmental reviews and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrowers’ operations by the Agent plus the Agent’s then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $125 per hour per examiner retained or employed by the Agent with respect to each field examination or audit, plus out of pocket expenses); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrowers agree to pay costs and expenses incurred by the Agent (including Attorneys’ Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. All of the foregoing costs and expenses shall be charged to the Borrowers’ Loan Account as Revolving Loans as described in Section 3.6.

13.8    Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to the Bank:

JPMorgan Chase Bank, N.A.

10 South Dearborn

Floor 22

Chicago, Illinois 60603

Attention: David Lehner

Telecopy No.: (312) 732-7593

with copies to:

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Vik Puri

Latham & Watkins

233 South Wacker Drive

5800 Sears Tower

Chicago, Illinois 60606

Telecopy No.: (312) 993-9767

If to the Borrowers:

Omnova Solutions Inc.

175 Ghent Road

Fairlawn, OH 44333

Attention: Michael E. Hicks

Telecopy No.: (330) 869-4544

with copies to:

Jeffery R. Rush

Frost Brown Todd LLC

2200 PNC Center

201 East Fifth Street

Cincinnati, OH 45202

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

13.9    Waiver of Notices. Unless otherwise expressly provided herein, the Borrowers waive presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrowers which the Agent or any Lender may elect to give shall entitle the Borrowers to any or further notice or demand in the same, similar or other circumstances.

13.10  Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrowers without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

13.11  Indemnity of the Agent and the Lenders by the Borrowers.

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(a)        The Borrowers agree, jointly and severally, to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (excluding such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements arising solely from disputes between or among Agent and/or Lenders) which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that the Borrowers shall have no obligation hereunder to any Indemnified Person to the extent that any such Indemnified Liability results from that Indemnified Person’s gross negligence or willful misconduct. The agreements in this Section shall survive payment of all other Obligations.

(b)        The Borrowers agree, jointly and severally, to indemnify, defend and hold harmless the Agent and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrowers’ operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Borrowers’ property or operations or property leased to the Borrowers. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. “Hazardous substances” means any substance, material or waste that is or becomes designated or regulated as “toxic,” “hazardous,” “pollutant,” or “contaminant” or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

13.12 Limitation of Liability. NO CLAIM MAY BE MADE BY THE BORROWERS, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF

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ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWERS AND EACH LENDER HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

13.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for that certain “fee letter” dated September 24, 2010 between the Borrower Representative and the Agent. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of each of the Agent and the requisite Lenders.

13.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

13.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

13.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Borrowers against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER’S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWERS HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

13.17 Confidentiality.

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(a)       The Borrowers hereby consent that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrowers and a general description of the Borrowers’ business and may use the Borrowers’ names in advertising and other promotional material.

(b)       Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as “confidential” or “secret” by the Borrowers and provided to the Agent or such Lender by or on behalf of the Borrowers, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Borrowers, provided that such source is not bound by a confidentiality agreement with the Borrowers known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent’s or such Lender’s independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrowers are party or are deemed party with the Agent or such Lender, and (9) to its Affiliates.

Notwithstanding anything herein to the contrary, confidential information shall not include, and Agent and each Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to Agent or such Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure.

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13.18   Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

13.19   Patriot Act Notice. Each Lender subject to the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.) hereby notifies the Borrowers that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies the Borrowers, including the name and address of the Borrowers and other information allowing such Lender to identify the Borrowers in accordance with such act.

ARTICLE 14

THE BORROWER REPRESENTATIVE

14.1   Appointment; Nature of Relationship. Omnova is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article 14. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the account(s) designated by the Borrower Representative, at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower. The Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 14.1.

14.2   Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.

14.3   Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.

14.4   Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Agent and the Lenders. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.

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14.5    Execution of Borrowing Base Certificate and Compliance Certificate. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Agent and the Lenders, the Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.

14.6    Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to the Borrower Representative a copy of its Borrowing Base Certificate and any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Borrowing Base Certificates and Compliance Certificates required pursuant to the provisions of this Agreement.

ARTICLE 15

CROSS-GUARANTY

15.1    Guaranty. Each Borrower hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to the Lenders, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations and all costs and expenses including, without limitation, all court costs and attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Agent and the Lenders in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Borrower or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the Obligations, collectively the “Guaranteed Obligations”). Each Borrower further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Article 15 apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

15.2    Guaranty of Payment. The guaranty under this Article 15 is a guaranty of payment and not of collection. Each Borrower waives any right to require the Agent or any Lender to sue any other Borrower, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

15.3    No Discharge or Diminishment of Cross-Guaranty. (a) Except as otherwise provided for herein, the obligations of each Borrower hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy,

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reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Borrower may have at any time against any Obligated Party, the Agent, any Lender, or any other person, whether in connection herewith or in any unrelated transactions.

(b)       The obligations of each Borrower hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c)       Further, the obligations of any Borrower hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Agent, or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Agent or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

15.4   Defenses Waived. To the fullest extent permitted by applicable law, each Borrower hereby waives any defense based on or arising out of any defense of any Borrower or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Borrower irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party, or any other person. Each Borrower confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Borrower under this Article 15 except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent

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permitted by applicable law, each Borrower waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Borrower against any Obligated Party or any security.

15.5    Rights of Subrogation. No Borrower will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Borrowers have fully performed all their obligations to the Agent and the Lenders.

15.6    Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Borrower’s obligations under this Article 15 with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agent and the Lenders are in possession of this Agreement. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the other Borrowers forthwith on demand by the Lender.

15.7    Information. Each Borrower assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Borrower assumes and incurs under this Article 15, and agrees that neither the Agent nor any Lender shall have any duty to advise any Borrower of information known to it regarding those circumstances or risks.

15.8    Maximum Liability. The provisions of this Article 15 are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Borrower under this Article 15 would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Borrower’s liability under this Article 15, then, notwithstanding any other provision of this Article 15 to the contrary, the amount of such liability shall, without any further action by the Borrowers or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Borrower’s “Maximum Liability”. This Section with respect to the Maximum Liability of each Borrower is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Borrower nor any other person or entity shall have any right or claim under this Article 15 with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Borrower hereunder shall not be rendered voidable under applicable law. Each Borrower agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Borrower without impairing this Article 15 or affecting the rights and remedies of the Agent and Lenders hereunder, provided that, nothing in this sentence shall be construed to increase any Borrower’s obligations hereunder beyond its Maximum Liability.

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15.9    Contribution. In the event any Borrower (a “Paying Guarantor”) shall make any payment or payments under this Article 15 or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Article 15, each other Borrower (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article X, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the other Borrowers after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Borrowers hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Borrower, the aggregate amount of all monies received by such Borrowers from the other Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Borrower’s several liability for the entire amount of the Guaranteed Obligations (up to such Borrower’s Maximum Liability). Each of the Borrowers covenants and agrees that its right to receive any contribution under this Article 15 from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of both the Agent, the Lenders and the Borrowers and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

15.10  Liability Cumulative. The liability of each Borrower under this Article 15 is in addition to and shall be cumulative with all liabilities of each Borrower to the Agent and the Lenders under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any obligations or liabilities of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

ARTICLE 16

AMENDMENT AND RESTATEMENT

16.1    Interrelationship with the Prior Credit Agreement. As stated in the preamble hereof, this Agreement is intended to amend and restate the provisions of the Prior Credit Agreement and, except as expressly modified herein, (x) all of the terms and provisions of the Prior Credit Agreement shall continue to apply for the period prior to the Closing Date, including any determinations of payment dates, interest rates, Events of Default or any amount that may be payable to Agent or the Lenders, (y) the Obligations under (and as defined in) the Prior Credit Agreement shall continue to be paid or prepaid on or prior to the Closing Date in accordance with the terms of the Prior Credit Agreement, and shall from and after the Closing Date continue to be owing as Obligations hereunder and be subject to the terms of this Agreement and (z) this Agreement shall not be deemed to evidence or result in a novation or repayment of the Revolving Loans under (and as defined in) the Prior Credit Agreement and reborrowing hereunder, but obligations under the Prior Credit Agreement and Liens securing

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payment and performance thereof shall in all respects be continuing as Obligations under this Agreement and Liens securing payment and performance thereof. All “Letters of Credit” under (and as defined in) the Prior Credit Agreement and outstanding on the date hereof shall continue as Letters of Credit under this Agreement. All references in the other Loan Documents and the Loan Documents executed in connection with the Prior Credit Agreement to (i) the Prior Credit Agreement or the “Credit Agreement” shall be deemed to include references to this Agreement and all amendments, restatements and modifications to this Agreement and (ii) the “Lenders” or a “Lender” or to the “Agent” shall mean such terms as defined in this Agreement. All Obligations of Omnova under the Prior Credit Agreement shall be governed by this Agreement from and after the Closing Date. The Loan Documents delivered in connection with this Agreement shall supersede the corresponding Loan Documents delivered in connection with the Prior Credit Agreement. The Loan Documents executed in connection with the Prior Credit Agreement that are not superseded by corresponding Loan Documents executed and delivered in connection with this Agreement shall remain in full force and effect. All references to the Prior Credit Agreement in the Loan Documents executed in connection with the Prior Credit Agreement that are not expressly superseded by deliveries of such new Loan Documents shall be deemed to refer to this Agreement and all amendments, restatements and modifications to this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

“BORROWERS”

OMNOVA SOLUTIONS INC.

By:	/s/ Chet Fox
Title:	VP Treasurer

ELIOKEM, INC.

By:	/s/ Chet Fox
Title:	Authorized Signatory

[Signature Page to Second Amended and Restated Credit Agreement]

“AGENT”

JPMORGAN CHASE BANK, N.A., as the Agent

By:	Illegible
Title:	Vice President

[Signature Page to Second Amended and Restated Credit Agreement]

“LENDERS”

JPMORGAN CHASE BANK, N.A., as a Lender

By:	Illegible
Title:	Vice President

[Signature Page to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	Illegible
Title:	Vice President

[Signature Page to Second Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John P. Dunn
Title:	John P. Dunn – Vice President

[Signature Page to Second Amended and Restated Credit Agreement]

ANNEX A

to

Credit Agreement

Definitions

Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the Agreement:

“Accounts” means all of the Borrowers’ now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Account Debtor” means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

“ACH Transactions” means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of the Borrowers pursuant to agreement or overdrafts.

“Acquired Business” shall mean the business of Eliokem International, a French société par actions simplifiée together with its Subsidiaries.

“Acquired Business Existing Indebtedness” shall mean (i) that certain senior facility agreement dated as of October 10, 2006, as amended, restated, supplemented or otherwise modified from time to time, between the Acquired Business and Société Générale as security agent and issuing bank; (ii) that certain mezzanine facility agreement dated as of October 10, 2006, as amended, restated, supplemented or otherwise modified from time to time, between the Acquired Business and Société Générale as agent and security agent; and (iii) the Acquired Business’s 10.0% Convertible Bonds.

“Acquisition” means Omnova’s acquisition of all of the equity interests in the Acquired Business.

“Acquisition Agreement” means that certain Sale and Purchase Agreement dated November 22, 2010 (including all schedules and exhibits thereto) among Omnova and the respective owner of each ordinary share of Eliokem International, a French société par actions simplifiée.

“Acquisition Documents” means the Acquisition Agreement and all documents, agreements and instruments executed in connection therewith.

“Additional Commitment” has the meaning specified in Section 1.2(j).

“Adjusted Eurodollar Rate” means, with respect to any Eurodollar Revolving Loan for any Interest Period or for any CBFR Revolving Loan, an interest rate per annum

Annex A-1

(rounded upwards, if necessary, to the next 1/16 of 1%) equal to the Eurodollar Rate for such Interest Period.

“Adjusted One Month Eurodollar Rate” means an interest rate per annum equal to the sum of (i) 2.5% per annum plus (ii) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding).

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Agent” means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

“Agent Advances” has the meaning specified in Section 1.2(i).

“Agent’s Liens” means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

“Agent-Related Persons” means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

“Aggregate Revolver Outstandings” means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

“Agreement” means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

“Anniversary Date” means each anniversary of the Closing Date.

“Applicable Margin” means,

(i)    with respect to CBFR Revolving Loans and all other Obligations, 1.25%;

(ii)   with respect to Eurodollar Revolving Loans, 2.25%;

Annex A-2

(iii)	with respect to the Letter of Credit Fee, the Applicable Margin for Eurodollar Revolving Loans; and

(iv)	with respect to the Unused Line Fee, 0.625%.

The Applicable Margins shall be adjusted (up or down) on a quarterly basis as determined by the Borrowers’ average daily Availability for the Fiscal Quarter then ending and shall be effective on the first day of each Fiscal Quarter (commencing with the Fiscal Quarter commencing March 1, 2011). Adjustments in Applicable Margins shall be determined by reference to the following grid:

If the Average Daily Availability is:	Eurodollar Revolving Loans Applicable Margins:	CBFR Revolving Loans Applicable Margins:	Unused Line Fee

	2.25%	1.25%	0.625%
≥$50,000,000

	2.50%	1.50%	0.50%
< $50,000,000 but
≥$25,000,000

	2.75%	1.75%	0.375%
< $25,000,0000

If Borrower Representative fails to deliver the Borrowing Base Certificate to the Agent at the time required pursuant to Section 5.2(k), then the Applicable Margins shall be the highest level set forth in the foregoing grid until five days after such Borrowing Base Certificate is so delivered. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first Fiscal Quarter following the date on which such Default or Event of Default is waived or cured.

“Appraisal” means an appraisal delivered to Agent prior to the Closing Date and thereafter pursuant to Section 5.4, in each case setting forth the Net Orderly Liquidation Value of Inventory in form and substance acceptable to Agent and performed by an appraiser acceptable to Agent.

Annex A-3

“Asian Latex Businesses” shall mean those businesses in Asia with which Omnova or any of its Subsidiaries shall have entered into joint venture or similar agreements relating to making investments in assets to produce emulsion polymers, including styrene butadiene latex.

“Assignee” has the meaning specified in Section 11.2(a).

“Assignment and Acceptance” has the meaning specified in Section 11.2(a).

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent, the reasonably allocated costs and expenses of internal legal services of the Agent.

“Availability” means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, the Aggregate Revolver Outstandings, minus (d) in each case, solely for purposes of calculating Availability under the last sentence of Section 7.14 at the time of, and after giving effect to, any excess cash flow payment required to be made under the terms of the Term Loan Agreement, the amount of $5,000,000.

“Bank” means JPMorgan Chase Bank, N.A., a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors.

“Bank Products” means any one or more of the following types of services or facilities extended to a Borrower by the Bank or any Affiliate of the Bank (or, subject to Agent’s receipt of prior or simultaneous written notice (pursuant to electronic mail or other written form) in accordance with Section 1.4 of the Agreement, by any Lender or by any Affiliate of such Lender) in reliance on the Bank’s (or such Lender’s) agreement to indemnify such Affiliate: (i) credit cards (including, without limitation, “commercial credit cards” and purchasing cards); (ii) stored value cards; (iii) treasury management service (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services); and (iv) leases.

“Bank Product Reserves” means all reserves which the Agent from time to time establishes in its reasonable discretion for outstanding Bank Products and/or Hedge Agreements.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).

“Blocked Account Agreement” means an agreement among a Borrower, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

Annex A-4

“Borrower Representative” means Omnova, in its capacity as contractual representative of the Borrowers pursuant to Article 14.

“Borrowing” means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrowers or by the Bank in the case of a Borrowing funded by Swing Line Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

“Borrowing Base” means, at any time an amount equal to (a) the sum of (i) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (ii) the lesser of (A) up to sixty-five percent (65%) of the book value of Eligible Inventory consisting of raw materials and finished goods (valued at the lower of cost (first-in, first-out) or market)) or (B) up to eighty-five percent (85%) of the Net Orderly Liquidation Value Factor (based on the most recent Appraisal) multiplied by the book value of Eligible Inventory consisting of raw materials and finished goods (valued at the lower of cost (first-in, first-out) or market); minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment.

“Borrowing Base Certificate” means a certificate by a Responsible Officer of the Borrower Representative, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

“Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 1.2.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Revolving Loans, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

“Capital Expenditures” means, with respect to any fiscal period of Borrowers, all payments made in such period in respect of the cost of any fixed asset or improvement, or

Annex A-5

replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

“Capital Lease” means any lease of property by the Borrowers and their Subsidiaries which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of the Borrowers and their Subsidiaries.

“Cash Equivalents” shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Lender and (y) any bank which has, or whose parent company has, a short-term commercial paper rating from S&P of at least A-1 or the equivalent thereof or from Moody’s of at least P-1 or the equivalent thereof (any such bank or Lender, an “Approved Bank”), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, or guaranteed by any company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody’s, as the case may be, and in each case maturing within six months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

“CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month Eurodollar Rate, respectively.

“CBFR Revolving Loan” means a Revolving Loan during any period in which it bears interest at a rate determined by reference to the CB Floating Rate.

“CFC” shall mean a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change of Control” means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the issued

Annex A-6

and outstanding shares of capital stock of Omnova having the right to vote for the election of directors of Omnova under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Omnova (together with any new directors whose election by the board of directors of Omnova or whose nomination for election by the stockholders of Omnova was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) Omnova ceases to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding equity of any of its Subsidiaries, except as permitted by Section 7.9; or (d) any “Change of Control” (as such term is defined in the Term Loan Agreement and Senior Note Documents).

“Chattel Paper” means all of the Borrowers’ now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

“Clearing Bank” means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

“Closing Date” means December 9, 2010.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the assets of the Borrowers and their Domestic Subsidiaries that guaranty the Obligations, whether consisting of personal, tangible or intangible property, (including all of the outstanding shares of capital stock of Eliokem and the Borrowers’ Domestic Subsidiaries).

“Commercial LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial LC Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total Commercial LC Exposure at such time.

“Commitment” means, at any time with respect to a Lender, the principal amount of Revolving Loans set forth beside such Lender’s name under the heading “Commitment” on Schedule 1.2 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 1.2(j), Section 3.3(d) and Section 11.2, and “Commitments” means, collectively, the aggregate amount of the commitments of all of the Lenders.

“Consolidated EBITDA” shall mean, for any period, the sum of Consolidated Net Income for such period plus, without duplication, the following to the extent deducted in calculating such Consolidated Net Income:

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(1)      Interest Expense;

(2)      income tax expense determined on a consolidated basis in accordance with GAAP;

(3)      depreciation expense determined on a consolidated basis in accordance with GAAP;

(4)      amortization expense determined on a consolidated basis in accordance with GAAP;

(5)      amounts attributable to minority interest;

(6)      any extraordinary non-cash charge (including any impairment charge or asset write-off pursuant to GAAP) (provided that if any such non-cash charge represents an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period);

(7)      all costs and expenses arising from or related to the issuance of the Senior Notes, the incurrence of the Loan Documents and the Term Loan Documents and the Acquisition;

(8)      non-cash stock compensation, including any non-cash expenses arising from stock options, stock grants or other equity-incentive programs, the granting of stock appreciation rights and similar arrangements;

(9)      to the extent the related loss is not added back in calculating such Consolidated Net Income, proceeds of business interruption insurance policies to the extent of such related loss;

(10)    cash charges related to the Jeannette flood not to exceed $600,000, a Thailand customs duty claim not to exceed $800,000, the Uniroyal settlement not to exceed $300,000 and to the Columbus, Mississippi strike not to exceed $6,000,000 in the aggregate;

(11)    one-time cash charges associated with plant closures, strikes and other restructuring charges, in all cases not exceeding $6,000,000 in the aggregate prior to the Stated Termination Date (excluding any such charges pursuant to the Transaction);

(12)    to the extent non-recurring and not capitalized, any fees, costs and expenses of Omnova and its Subsidiaries incurred as a result of Permitted Acquisitions, Restricted Investments, asset dispositions permitted hereunder and the issuance, repayment or amendment of equity interests or Debt permitted hereunder (in each case, whether or not consummated);

(13)    any non-cash impairment charges or asset write-off or write-down resulting from

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the application of Statement of Financial Accounting Standards No. 142 or Statement of Financial Accounting Standards No. 144, and the amortization of intangibles arising pursuant to Statement of Financial Accounting Standards No. 141 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification;

(14)    non-cash losses and expenses resulting from fair value accounting required by Statement of Financial Accounting Standards No. 133 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification; and

(15)    any losses arising from any changes in the LIFO reserve of Omnova and its Subsidiaries;

provided that Consolidated EBITDA shall be reduced by the following to the extent included in calculating such Consolidated Net Income:

(a)    non-cash gains and income resulting from fair value accounting required by Statement of Financial Accounting Standards No. 133 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification;

(b)    any non-recurring gains;

(c)    amounts paid in cash as dividends or other distributions to holders of minority interests; and

(d)    any gains arising from any changes in the LIFO reserve of Omnova and its Subsidiaries;

provided, further, that for the purposes of determining the Interest Coverage Ratio, Fixed Charge Coverage Ratio and Leverage Ratio (a) any gain or loss arising from extraordinary items, as determined in accordance with GAAP, or (b) from any non-recurring charges consisting of charges for restructurings, reductions in work force, and plant closing and consolidations and other non-recurring charges not to exceed $5,000,000 for any 12 month period for all such items in the aggregate, shall not be included in the calculation of Consolidated EBITDA related thereto.

“Consolidated Net Income” shall mean , for any period, the net income (or loss) of Omnova and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied; provided that there shall not be included in such Consolidated Net Income:

(1)    any extraordinary gains (net of taxes, fees and expenses relating to the transaction giving rise thereto) or losses or expenses;

(2)    any net income or loss of any Person if such Person is not a Subsidiary, except Consolidated Net Income shall be increased by the amount of cash actually distributed by such Person during such period to Omnova or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary,

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to the limitations contained in clause (3) below);

(3)    solely for the purposes of determining the amount available for Dividends under clause (a)(ii) of the definition of “Permitted Dividend Amount,” the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, without prior approval (that has not been obtained), pursuant to the terms of its charter or any agreement, instrument and governmental regulation applicable to such Subsidiary or its stockholders;

(4)    any gain or loss realized upon any asset disposition (net of taxes, fees and expenses relating to the transaction giving rise thereto);

(5)    any net after-tax income or loss from discontinued operations; and

(6)    any gain or loss realized as a result of the cumulative effect of a change in accounting principles.

“Consolidated Net Tangible Assets” shall mean, at any time of determination, the total assets of the Borrowers and Guarantors on a consolidated basis less the sum of (a) the goodwill, net, and other intangible assets and (b) all current liabilities, in each case, reflected on the most recent consolidated balance sheet required to be delivered pursuant to Section 5.2(a) or (b), determined on a consolidated basis in accordance with GAAP.

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste.

“Continuation/Conversion Date” means the date on which a Loan is converted into or continued as a Eurodollar Revolving Loan.

“Copyright Security Agreement” means the Amended and Restated Copyright Security Agreement, dated as of the date hereof, executed and delivered by Omnova to the Agent to evidence and perfect the Agent’s security interest in Omnova’s present and future copyrights and related licenses and rights, for the benefit of the Agent and the Lenders.

“Credit Support” has the meaning specified in Section 1.3(a).

“Debt” means, without duplication, all liabilities, obligations and indebtedness of the Borrowers or any of their Subsidiaries to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including (a) all Obligations; (b) all obligations and liabilities of Borrowers or any of their Subsidiaries secured by any Lien on the Borrowers’ or any of their Subsidiaries’ property, even though the Borrowers or such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in

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recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrowers or such Subsidiary prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Borrowers or any of their Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrowers or such Subsidiary prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties and (e) the present value (discounted at the CB Floating Rate) of lease payments due under synthetic leases.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Default Rate” means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.

“Defaulting Lender” means any Lender, as determined by the Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower Representative, the Agent, the Letter of Credit Issuer, the Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans, (d) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of a Borrower or a Guarantor.

“Designated Account” has the meaning specified in Section 1.2(c).

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“Designated Noncash Consideration” shall mean the Fair Market Value of noncash consideration received by Omnova or one of its Subsidiaries in connection with an asset sale under Section 7.9 that is designated as Designated Noncash Consideration pursuant to an officers’ certificate executed by the chief financial officer of Omnova setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.

“Disqualified Stock” shall mean, with respect to any Person, any equity interests which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:

(1)    matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; or

(2)    is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the date that is 91 days after the latest then applicable Stated Termination Date and for consideration that is not Qualified Stock;

provided that any class of equity interests of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Qualified Stock, and that is not convertible, puttable or exchangeable for Disqualified Stock or Debt, will not be deemed to be Disqualified Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Qualified Stock; provided, further, that any equity interests that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such equity interests is convertible, exchangeable or exercisable) the right to require Omnova or any Subsidiary to redeem or purchase such equity interests upon the occurrence of a change in control occurring prior to the latest then applicable Stated Termination Date shall not constitute Disqualified Stock if the change in control provisions applicable to such equity interests are no more favorable to such holders than the Change of Control Event of Default in this Agreement and such equity interests specifically provides that Omnova or such Subsidiary will not redeem or purchase any such equity interests pursuant to such provisions prior to the Borrowers repayment of the Obligations and termination of this Agreement.

“Dividends” with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders, members or other equity owners or authorized or made any other distribution, payment or delivery of property or cash to its stockholders, members or other equity owners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock or other equity securities outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other equity securities of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities).

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“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by a Borrower.

“DOL” means the United States Department of Labor or any successor department or agency.

“Dollar” and “$” means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

“Domestic Subsidiary” shall mean each Subsidiary of Omnova that is incorporated or organized in the United States or any State or territory thereof

“Eligible Accounts” means the Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

(a)    with respect to which (i) the stated term for such Account is in excess of 60 days from the date of the original invoice therefor (unless any invoice with extended terms in excess of 60 days is approved by Agent in its sole discretion), (ii) more than 90 days have elapsed since the date of the original invoice therefor or (iii) such Account is more than 60 days past due;

(b)    with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

(c)    with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

(d)    which represents a progress billing (as hereinafter defined) or as to which a Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, “progress billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon such Borrower’s completion of any further performance under the contract or agreement;

(e)    with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a

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“custodian,” as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

(f)    if twenty-five percent (25%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;

(g)    owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

(h)    owed by an Account Debtor which is an Affiliate or employee of a Borrower;

(i)    except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Agent’s Liens in such Account, or the Agent’s right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

(j)    owed by an Account Debtor to which a Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

(k)    owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), and any other steps necessary to perfect the Agent’s Liens therein, have been complied with to the Agent’s satisfaction with respect to such Account;

(l)    owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

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(m)    which represents a sale on a bill-and-hold (unless Agent receives a satisfactory acknowledgement letter from the Account Debtor as to the validity of such Account but in no event shall the aggregate of such bill-and-hold Accounts exceed (i) $500,000 at any time outstanding with respect to Accounts from Metro Wall Coverings and (ii) $100,000 at any time outstanding with respect to all other Account Debtors with bill-and-hold Accounts), guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

(n)    which is evidenced by a promissory note or other instrument or by chattel paper;

(o)    if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor’s financial inability to pay;

(p)    with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit a Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

(q)    which arises out of a sale not made in the ordinary course of the Borrowers’ business;

(r)    with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrowers, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

(s)    owed by an Account Debtor which is obligated to the Borrowers respecting Eligible Accounts the aggregate unpaid balance of which exceeds ten percent (10%) (or, in the case of NewPage Corporation and its domestic subsidiaries, twenty percent (20%) combined for such Account Debtors) of the aggregate unpaid balance of all Eligible Accounts owed to the Borrowers at such time by all of the Borrowers’ Account Debtors, but only to the extent of such excess;

(t)    which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

“Eligible Assignee” means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

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“Eligible Inventory” means Inventory, valued at the lower of cost (on a first-in, first-out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

(a)    that is not owned by the Borrowers;

(b)    that is not subject to the Agent’s Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clauses (a), (b) and (d) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent’s Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

(c)    that does not consist of finished goods or raw materials;

(d)    that consists of samples, prototypes, supplies, or packing and shipping materials;

(e)    that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

(f)    that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrowers’ business, or that is slow moving or stale;

(g)    that is obsolete or slow-moving or returned or repossessed or used goods taken in trade;

(h)    that is located outside the United States of America (or that is in-transit from vendors or suppliers);

(i)    that is located in a public warehouse or in possession of a bailee or in a facility leased by the Borrowers, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

(j)    that contains or bears any Proprietary Rights licensed to the Borrowers by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which the Borrowers have not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

(k)    that is not reflected in the details of a current perpetual inventory report and/or monthly physical report, as applicable; or

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(l)    that is Inventory placed on consignment unless Agent otherwise provides its prior written consent to such consignment arrangement in its sole discretion and receives such UCC financial statements, third party acknowledgment letters and other documents as Agent shall request.

If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

“Environmental Compliance Reserve” means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Borrower Representative from time to time for amounts that are reasonably likely to be expended by the Borrowers in order for the Borrowers and their operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.

“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

“Environmental Lien” means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

“Equipment” means all of the Borrowers’ now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Borrowers and all of the Borrowers’ rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrowers within the meaning of Section 414 of the Code.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by a Borrower or any ERISA

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Affiliate from a Multi-employer Plan, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate, (g) the failure to make any required contribution to any Pension Plan or Multi-employer Plan when due, or (h) the imposition of a lien under Section 412 or 430(k) of the Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of a Borrower or any ERISA Affiliate.

“Eurodollar Interest Payment Date” means, with respect to a Eurodollar Revolving Loan, the Termination Date, the date of any repayment with respect to such Eurodollar Revolving Loan and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

“Eurodollar Rate” means, with respect to any Eurodollar Revolving Loan for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “Eurodollar Rate” with respect to such Eurodollar Revolving Loan for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Eurodollar Revolving Loan” means a Revolving Loan during any period in which it bears interest based on the Adjusted Eurodollar Rate.

“Event of Default” has the meaning specified in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

“Fair Market Value” shall mean, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction. Fair Market Value (other than of any asset with a public trading market) in excess of $25,000,000 shall be determined by the board of directors of Omnova acting reasonably and in good faith and shall be evidenced by a board resolution delivered to the Agent.

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“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Financial Statements” means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

“Fiscal Quarter” means each fiscal quarter of Omnova ending on the last day of February, May, August and November of each Fiscal Year.

“Fiscal Year” means Omnova’s fiscal year for financial accounting purposes which ends on November 30 of each year.

“Fixed Assets” means the Equipment, Fixtures and Real Estate of the Borrowers and their Subsidiaries.

“Fixed Charge Coverage Ratio” means, with respect to any fiscal period of Borrowers, the ratio of (a) Consolidated EBITDA minus unfinanced Capital Expenditures to (b) Fixed Charges.

“Fixed Charges” means, with respect to any fiscal period of the Borrowers and their Subsidiaries on a consolidated basis, without duplication, interest expense, scheduled principal payments of Debt, Federal, state, local and foreign income taxes (excluding deferred taxes) and Dividends.

“Fixtures” means all “fixtures” as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers.

“Foreign Holdco” means Decorative Products Thailand, Inc., OMNOVA Wallcovering (USA) Inc. and any other Subsidiary which has no material assets other than the stock of Subsidiaries that are CFCs (which shall be indicated as a “Foreign Holdco” on Schedule 6.5 or any supplement thereto, when required to be delivered), in all cases provided that and so long as Decorative Products Thailand, Inc., OMNOVA Wallcovering (USA) Inc. or such other Subsidiary shall not engage in any business or activity other than (a) the ownership of CFCs, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as the parent of a CFC, (d) the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, (e) the execution and delivery of a guaranty of Debt under the Term Loan Agreement (provided that if the guaranty of such Foreign Holdco of the Obligations is limited then the guaranty of Debt under the Term Loan Agreement

Annex A-19

will be limited in substantially the same manner) and (f) activities incidental to the businesses or activities described in clauses (a) through (e) above.

“Foreign Pension Plan” shall mean any plan, fund (including without limitation, any superannuation fund) or other similar program established or maintained outside the United States by Omnova or any Subsidiary primarily for the benefit of employees of Omnova or any Subsidiary residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Foreign Subsidiary” shall mean each Subsidiary of Omnova that is not a Domestic Subsidiary.

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” means generally accepted accounting principles in the United States of America.

“General Intangibles” means all of the Borrowers’ now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrowers of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrowers in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrowers from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which a Borrower is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrowers.

“Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by Borrowers, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

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“Guarantor” means each Domestic Subsidiary party to the Guaranty Agreement.

“Guaranty” means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the “guaranteed obligations”), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

“Guaranty Agreement” means that certain Amended and Restated Guaranty, dated as of the date hereof, by and among each of the Domestic Subsidiaries of Borrowers and Agent for the benefit of Agent and other Lenders.

“Hedge Agreement” means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity (including, without limitation, oil and natural gas) or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Hedge Agreement.

“Inactive Subsidiaries” means any Subsidiary of Omnova that does not have any assets in excess of $100,000 or has not had revenues in excess of $100,000 for the twelve month period then most recently ended.

“Increased Commitment Agreement” has the meaning specified in Section 1.3(j).

“Increased Commitment Proposal” has the meaning specified in Section 1.3(j).

“Indenture” means that certain Indenture dated as of November 3, 2010 among Omnova, the Domestic Subsidiaries party thereto as guarantors and Wells Fargo Bank, National Association, as Trustee.

“Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers.

“Intercompany Loans” has the meaning set forth in Section 7.11 (vi).

“Intercompany Note” shall mean promissory notes, substantially in the form of Exhibit F evidencing Intercompany Loans.

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“Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement of even date herewith by and among Agent, Deutsche Bank Trust Companies America, as collateral agent under the Term Loan Agreement and Borrowers.

“Interest Coverage Ratio” shall mean for any 4 Fiscal Quarter period, the ratio of Consolidated EBITDA for such period to Interest Expense for such period. All calculations of the Interest Coverage Ratio shall be made on a pro forma basis.

“Interest Expense” means, for any period, the total consolidated interest expense of Borrowers and their Subsidiaries for such period (whether paid or accrued, and calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capital Lease obligations of the Borrowers and their Subsidiaries representing the interest factor for such period; provided that any deferred financing fees to the extent otherwise included in the total consolidated interest expense of the Borrowers and their Subsidiaries shall be excluded therefrom.

“Interest Period” means, as to any Eurodollar Revolving Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a Eurodollar Revolving Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower Representative in its Notice of Borrowing, in the form attached hereto as Exhibit C, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit D, provided that:

(a)       if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(b)       any Interest Period pertaining to a Eurodollar Revolving Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)       no Interest Period shall extend beyond the Stated Termination Date.

“Interest Rate” means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

“Inventory” means all of the Borrowers’ now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrowers’ business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

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“Investment Property” means all of the Borrowers’ right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

“IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

“Latest Projections” means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 5.2(e), the most recent projections of the financial condition, results of operations, and cash flows of Borrowers and their Subsidiaries, delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(e).

“LC Disbursement” means a payment made by the Letter of Credit Issuer pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure. The LC Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total LC Exposure at such time.

“Lender” and “Lenders” have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Swing Line Loan outstanding; provided that no such Agent Advance or Swing Line Loan shall be taken into account in determining any Lender’s Pro Rata Share.

“Letter of Credit” has the meaning specified in Section 1.3(a).

“Letter of Credit Fee” has the meaning specified in Section 2.6.

“Letter of Credit Issuer” means the Bank, any affiliate of the Bank or, at the Bank’s discretion, any other financial institution that issues any Letter of Credit pursuant to this Agreement.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by Borrowers, including rights to payment or performance under a letter of credit, whether or not a Borrower, as beneficiary, has demanded or is entitled to demand payment or performance.

“Letter of Credit Subfacility” means $15,000,000.

“Leverage Ratio” means, with respect to any 4 Fiscal Quarter period of Omnova, the ratio of (a) Total Indebtedness at the end of such period to (b) Consolidated EBITDA for such period; provided that solely for purposes of calculating the Leverage Ratio, to the extent that Omnova or any of its Subsidiaries makes any Permitted Acquisition pursuant to Section 7.11 or disposition of assets in excess of $10,000,000 outside the ordinary course of business that is permitted by Section 7.9 during the period of four Fiscal Quarters of Omnova most recently

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ended, the Leverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to the acquisition or the disposition of assets, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the SEC, and as certified by the chief financial officer of Omnova), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of Debt) had occurred in the first day of such four quarter period.

“Lien” means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

“Loan Account” means the loan account of the Borrowers, which account shall be maintained by the Agent.

“Loan Documents” means this Agreement, the Notes, the Patent and Trademark Security Agreements, the Copyright Security Agreement, the Security Agreement, the Guaranty Agreement, the Bank Products, the Pledge Agreements, the Intercreditor Agreement and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement, in each case as amended, restated or otherwise modified from time to time. The term “Loan Documents” shall also include all Hedge Agreements which have been approved by the Agent in writing.

“Loans” means, collectively, all loans and advances provided for in Article 1.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, condition (financial or otherwise) of the Borrowers, the Borrowers and their Subsidiaries taken as a whole, the Collateral or any guarantor of the Obligations; (b) a material impairment of the ability of the Borrowers or any Affiliate of a Borrower to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrowers of any Loan Document to which it is a party.

“Maximum Rate” has the meaning specified in Section 2.3.

“Maximum Revolver Amount” means $100,000,000, as may be increased from time to time in accordance with provisions of Section 1.2(j).

Annex A-24

“Multi-employer Plan” means a “multiemployer plan” as defined in Sections 3(37) or 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrowers or any ERISA Affiliate.

“Net Amount of Eligible Accounts” means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

“Net Orderly Liquidation Value” means, with respect to Inventory, the estimated net recovery value as determined by Agent in good faith based on the most recent Appraisal, which reflects the estimated net cash value expected by the appraiser to be derived from a sale or disposition at a liquidation or going-out-of-business sale of such Inventory after deducting all costs, expenses and fees attributable to such sale or disposition, including, without limitation, all fees, costs and expenses of any liquidator(s) engaged to conduct such sale or disposition and all costs and expenses of removing and delivering the same to a purchaser.

“Net Orderly Liquidation Value Factor” means the ratio of the Net Orderly Liquidation Value to the book value of Inventory, expressed as a percentage. The Net Orderly Liquidation Value Factor shall be determined as of the Closing Date based on the Appraisal delivered prior to the Closing Date and shall be updated pursuant to Appraisals delivered under Section 5.4.

“Net Proceeds” has the meaning specified in Section 3.3(a).

“Notes” means Revolving Loan Notes and the Swing Line Notes.

“Notice of Borrowing” has the meaning specified in Section 1.2(b).

“Notice of Continuation/Conversion” has the meaning specified in Section 2.2(b).

“Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrowers to the Agent and/or any Lender, arising under or pursuant to this Agreement, the Prior Credit Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any of the other Loan Documents. “Obligations” includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products for which Agent has received prior or simultaneous written notice (pursuant to electronic mail or other written form) pursuant to Section 1.4 and any Hedge Agreements which have been approved by the Agent in writing (including any increases in the obligations arising under any pre-approved Hedge Agreements but only to the extent Agent has provided its prior written consent to such increase).

Annex A-25

“Other Taxes” means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

“Participant” means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

“Patent and Trademark Agreements” means the various Patent Security Agreements and Trademark Security Agreements, each dated as of the date hereof, executed and delivered by each Borrower to the Agent to evidence and perfect the Agent’s security interest in the Borrowers’ present and future patents, trademarks, and related licenses and rights, for the benefit of the Agent and the Lenders.

“Payment Account” means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or the Borrowers, as the Agent may determine, on terms acceptable to the Agent.

“PBGC” means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

“Pending Revolving Loans” means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

“Pension Plan” means a Plan that is also a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrowers or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Acquisition” means an acquisition by a Borrower or a wholly owned Subsidiary of all or substantially all the assets, or more than 50% of the equity securities, of a Person comprising a business or of a business (the “Target”), in each case subject to the satisfaction of the following conditions:

(i)      Agent shall receive at least thirty (30) Business Days’ prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;

(ii)     [intentionally omitted];

(iii)    such Permitted Acquisition shall only involve a business, or those assets of a business, of the type engaged in by such Borrowers and their Subsidiaries as of the Closing Date and any business similar, ancillary or related thereto or which constitutes a reasonable

Annex A-26

extension or expansion thereof, including in connection with Omnova’s existing and future technology, trademarks and patents, and which business would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to Borrowers prior to such Permitted Acquisition and other than as required by local law in connection with the exercise of rights and remedies applicable to securities of Foreign Subsidiaries pledged to the Agent for the benefit of the Lenders;

(iv)     such Permitted Acquisition shall be consensual and shall have been approved by the Target’s board of directors;

(v)      no additional Debt shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of Borrowers, their Subsidiaries and Target after giving effect to such Permitted Acquisition, except ordinary course trade payables, accrued expenses and Debt to the extent expressly permitted under Section 7.13;

(vi)     the Target must have operating income (or loss) plus interest expense, depreciation and amortization greater than $0 for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target’s financial statements for its most recently completed fiscal year and its most recent interim financial period completed within sixty (60) days prior to the date of consummation of such Permitted Acquisition; provided that the foregoing limitations of this clause (vi) shall not apply to Permitted Acquisitions the consideration for which does not exceed $10,000,000 in the aggregate in any Fiscal Year;

(vii)    the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Permitted Liens);

(viii)    to the extent the Target or any of its subsidiaries is incorporated in the United States (or the assets of Target or its subsidiaries so acquired are located in the United States), then at or prior to the closing of any Permitted Acquisition, Agent will be granted a first priority perfected Lien (subject to Permitted Liens and the terms of the Intercreditor Agreement) in all assets acquired pursuant thereto (or in the assets and Stock of the Target), and such Borrower or Guarantor and the Target shall have executed such documents (including, without limitation, guarantees, security agreements and pledge agreements) and taken such actions as may be required by Agent in connection therewith;

(ix)    Concurrently with delivery of the notice referred to in clause (i) above, Borrower Representative shall have delivered to Agent, in form and substance reasonably satisfactory to Agent:

(A)    a pro forma consolidated balance sheet, income statement and cash flow statement of Borrowers and their Subsidiaries (the “Acquisition Pro Forma”), based on recent financial statements, which shall be complete and shall fairly present in all material respects the assets, liabilities, financial condition and results of operations of Borrowers and their Subsidiaries in accordance with GAAP consistently applied, but

Annex A-27

taking into account such Permitted Acquisition and the funding of all Debt in connection therewith;

(B)    updated versions of the most recently delivered projections covering the 1-year period commencing on the date of such Permitted Acquisition and otherwise prepared in accordance with the projections delivered prior to the Closing Date (the “Acquisition Projections”) and based upon historical financial data of a recent date reasonably satisfactory to Agent, taking into account such Permitted Acquisition; and

(C)    a certificate of the chief financial officer of Borrower Representative to the effect that: (u) the Target is Solvent at the time of such Permitted Acquisition and the Borrowers and their Subsidiaries, on a consolidated basis after giving effect to such Permitted Acquisition, are Solvent, (v) the representations and warranties contained in this Agreement are correct in all material respects after giving effect to such Permitted Acquisition and (w) such Borrower (after taking into consideration all rights of contribution and indemnity such Borrower has against each Subsidiary) will be Solvent upon the consummation of the Permitted Acquisition; (x) the Acquisition Pro Forma fairly presents the financial condition of Borrowers (on a consolidated basis) as of the date thereof after giving effect to the Permitted Acquisition; (y) the Acquisition Projections are reasonable estimates of the future financial performance of Borrowers subsequent to the date thereof based upon the historical performance of Borrowers and the Target and show that Borrowers shall continue to be in compliance with the financial covenant set forth in Section 7.23 for the 3-year period thereafter; and (z) such Borrower has completed its due diligence investigation with respect to the Target and such Permitted Acquisition, which investigation was conducted in a manner similar to that which would have been conducted by a prudent purchaser of a comparable business and the results of which investigation were delivered to Agent and Lenders;

(x)       on or prior to the date of such Permitted Acquisition, Agent shall have received, in form and substance reasonably satisfactory to Agent, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent;

(xi)      at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(xii)     Borrowers’ Availability at the time of and immediately after giving effect to the consummation of such Permitted Acquisition is equal to at least 40% of the Commitments then in effect;

(xiii)    the Fixed Charge Coverage Ratio (on a pro forma basis giving effect to such Permitted Acquisition) is at least 1.2:1.0 for the 3 month and 12 month periods ending on the effective date of such Permitted Acquisition (provided, that to the extent such 3 month period includes any of the months of November, December, January or February, such 3 month period shall be increased to a 6 month period ending on the effective date of such Permitted Acquisition); and

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(xiv) the Acquisition Projections (defined above) shall reflect that the Fixed Charge Coverage Ratio will be at least 1.2:1.0 for each 12 month period ending each month after the effective date of such Permitted Acquisition through the first anniversary of such effective date.

Notwithstanding the foregoing, the Accounts and Inventory of the Target shall not be included in Eligible Accounts and Eligible Inventory without the prior written consent of Agent and Required Lenders, and upon such approval, the Target (to the extent such Permitted Acquisition is of the equity securities of a Person organized within the United States) shall execute a joinder agreement, in form and substance satisfactory to Agent and Borrowers, pursuant to which the Target becomes a Borrower under the Agreement and the other Loan Documents.

“Permitted Debt” shall mean subordinated or senior unsecured Debt of Omnova; provided that (a) the terms of such Debt do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to 180 days after the Stated Termination Date, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such Debt (provided that such Debt shall have interest rates and redemption premiums determined by the board of directors of Omnova to be market rates and premiums at the time of incurrence of such Debt), taken as a whole, are determined by the board of directors of Omnova to be market terms on the date of incurrence and in any event are not more restrictive on Omnova and the Subsidiaries, or materially less favorable to the Lenders, than the terms of the Loan Documents and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions and (c) the subordination terms of such Debt and all other terms and condition of such Debt are satisfactory to Agent.

“Permitted Dividend Amount” shall mean, at any time, an amount equal to the sum of (i) $40,000,000, plus (ii) if positive, an amount equal to 50% of Consolidated Net Income for the period from the Closing Date to the end of the most recently ended Fiscal Quarter for Omnova which financial statements have been delivered pursuant to Section 5.2(a) or (b), minus (iii) if negative, 100% of such loss for such period.

“Permitted Leverage Ratio” shall mean (a) for any Fiscal Quarter ending on or prior to May 31, 2011, a Leverage Ratio of no greater than 4.50:1.0, (b) for any Fiscal Quarter ending on or prior to May 31, 2012 (but after May 31, 2011), a Leverage Ratio of no greater than 4.25:1.0, (c) for any Fiscal Quarter ending on or prior to May 31, 2013 (but after May 31, 2012), a Leverage Ratio of no greater than 3.75:1.0 and (d) for any Fiscal Quarter ending after May 31, 2013, a Leverage Ratio of no greater than 3.50:1.0.

“Permitted Liens” has the meaning set forth in Section 7.18.

“Permitted Refinancing Debt” shall mean Debt of Omnova or any Subsidiary issued or incurred (including by means of the extension or renewal of existing Debt) to refinance, refund, extend or renew existing Debt (“Refinanced Debt”); provided that (a) the principal amount (or accreted value, if applicable) of such refinancing, refunding, extending or renewing

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Debt is not greater than the sum of (i) the principal amount (or accreted value, if applicable) of such Refinanced Debt plus (ii) an amount equal to unpaid accrued interest and premium thereon and fees and expenses reasonably incurred in connection with such refinancing, refunding, extension or renewal, (b) such refinancing, refunding, extending or renewing Debt has a final maturity that is no earlier than the final maturity of, and a weighted average life to maturity that is no shorter than the remaining weighted average life of, such Refinanced Debt, (c) if such Refinanced Debt or any Guarantees thereof are subordinated to the Obligations, such refinancing, refunding, extending or renewing Debt and any Guarantees thereof remain so subordinated on terms no less favorable to the Lenders and (d) such refinancing, refunding, extending or renewing Debt does not contain mandatory redemption or prepayment rights on the part of the borrower or issuer of such Debt or redemption or prepayment rights exercisable by the holder of such Debt, that in either case would require payment of greater amounts or at earlier dates by the borrower or issuer of such Debt than the Debt so refinanced, refunded, extended or renewed; provided, further, that Permitted Refinancing Debt shall not include (i) Debt of a Borrower or a Guarantor that refinances, refunds, extends or renews Debt of a Subsidiary that is not a Borrower or Guarantor or (ii) Debt of a Subsidiary that is not a Borrower or Guarantor that refinances, refunds, extends or renews Debt of a Borrower or a Guarantor.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

“Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which a Borrower or ERISA Affiliate sponsors or maintains or to which a Borrower makes, is making, or is obligated to make contributions.

“Pledge Agreement” means the Second Amended and Restated Pledge Agreement dated as of the date hereof among Borrowers, certain Subsidiaries of Borrowers and Agent for the benefit of Agent and other Lenders.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Proprietary Rights” means all of the Borrowers’ now owned and hereafter arising or acquired: registered patents, patent applications, registered copyrights, copyright applications, registered trademarks, trademark applications, and all licenses and rights related to any of the foregoing or to any technology or know-how, including, without limitation, those patents, trademarks, and copyrights set forth on Schedule 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

“Pro Rata Share” means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is

Annex A-30

the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender’s participation in Swing Line Loans and Agent Advances; provided that in the case of Section 12.15(c) when a Defaulting Lender shall exist, any such Defaulting Lender’s Commitment shall be disregarded in the calculation.

“Qualified Stock” shall mean any equity interests of Omnova other than Disqualified Stock.

“Real Estate” means all of the Borrowers’ now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrowers’ now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

“Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

“Reportable Event” means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

“Required Lenders” means at any time Lenders whose Pro Rata Shares aggregate more than 66-2/3%.

“Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Reserves” means reserves that limit the availability of credit hereunder, consisting of reserves against Availability established by Agent from time to time in Agent’s reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent’s credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage, (e) Environmental Compliance Reserves, (f) customs charges, (g) dilution, (h) warehousemen’s or bailees’ charges and (i) reserves established pursuant to Section 7.10.

“Responsible Officer” means the chief executive officer or the president of a Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower Representative, or any other officer having substantially the same authority and responsibility.

“Restricted Investment” has the meaning set forth in Section 7.11.

Annex A-31

“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans at such time.

“Revolving Loans” has the meaning specified in Section 1.2 and includes each Agent Advance and Swing Line Loan.

“Revolving Loan Note” and “Revolving Loan Notes” have the meanings specified in Section 1.2(a)(ii).

“Security Agreement” means the Second Amended and Restated Security Agreement dated as of the date hereof among Borrowers, the Domestic Subsidiaries of Borrowers and Agent for the benefit of Agent and other Lenders.

“Senior Notes” means the Senior Secured Notes maturing on November 1, 2018, bearing interest at 7.875% per annum, in the aggregate principal amount not to exceed $250,000,000.

“Senior Note Documents” means the Indenture, the Senior Notes and all other agreements and instruments evidencing or governing the terms of the Senior Notes.

“Settlement” and “Settlement Date” have the meanings specified in Section 12.15(a)(ii).

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Solvent” means, when used with respect to any Person, that at the time of determination:

(a)       the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

(b)       the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

(c)       it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

(d)       it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and

Annex A-32

circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standby LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby LC Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total Standby LC Exposure at such time.

“Stated Termination Date” means December 9, 2015.

“Subsidiary” of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of a Borrower; provided that except for Sections 6.5, 6.16 and 5.3(g), any reference to Subsidiary of a Borrower shall exclude any entity to be formed for purposes of effecting transactions with the Asian Latex Businesses; provided further that at any time that the foregoing entity becomes a direct or indirect Wholly-Owned Subsidiary of a Borrower, the Borrower Representative may at its option by written notice to the Agent designate such entity a Subsidiary for all purposes under this Agreement.

“Supporting Obligations” means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Swing Line Commitment” has the meaning specified in Section 1.2(h), which commitment constitutes a subfacility of the Commitment for Revolving Loans of the Bank.

“Swing Line Exposure” means, at any time, the sum of the aggregate undrawn amount of all outstanding Swing Line Loans at such time. The Swing Line Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total Swing Line Exposure at such time.

“Swing Line Loan” has the meaning specified in Section 1.2(h).

“Swing Line Note” has the meaning specified in Section 1.2(h).

“Target” has the meaning set forth in the definition of “Permitted Acquisition”.

“Taxes” means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent’s or each Lender’s net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

Annex A-33

“Termination Date” means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

“Term Loan Agreement” means that certain Amended and Restated Term Loan Credit Agreement, dated as of the date hereof, by and among Omnova, Deutsche Bank Trust Company Americas, as agent and the lenders party thereto pursuant to which such lenders extended to Omnova a term loan facility in the aggregate principal amount not to exceed $200,000,000 as such amount may be increased as permitted under Section 7.13 hereof (as amended, restated, supplemented, modified, replaced or refinanced from time to time as permitted by the Intercreditor Agreement).

“Term Loan Documents” means the Term Loan Agreement, the Loan Documents (as defined in the Term Loan Agreement) and each of the other agreements, documents and instruments executed and/or delivered in connection therewith (as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of the Intercreditor Agreement).

“Total Facility” has the meaning specified in Section 1.1.

“Total Indebtedness” means, at any date, the aggregate principal amount of all Debt of the Borrowers and their Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

“Transactions” means (i) the indefeasible repayment in full of the Acquired Business Existing Indebtedness, (ii) the consummation of the Acquisition, (iii) the incurrence of Debt and related transactions under the Senior Note Documents and Term Loan Documents, (iv) the incurrence of any Revolving Loans hereunder, (v) the internal corporate reorganization transactions described on Schedule 7 hereto and (vi) the payment of fees and expenses in connection with the foregoing.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Illinois or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities (within the meaning of Code § 412, over the current value of that Pension Plan’s assets allocable to such benefit liability, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unused Letter of Credit Subfacility” means an amount equal to $15,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

Annex A-34

“Unused Line Fee” has the meaning specified in Section 2.5.

Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower Representative notifies the Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)        The words “hereof,” “herein,” “hereunder” and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

(c)       (i)    The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(ii)    The term “including” is not limiting and means “including without limitation.”

(iii)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(iv)    The word “or” is not exclusive.

(d)       Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e)       The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

(f)       The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

Annex A-35

(g)       For purposes of Section 9.1, a breach of a financial covenant contained in Section 7.23 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

(h)       The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent’s or Lenders’ involvement in their preparation.

Annex A-36

EXHIBIT A-1

FORM OF REVOLVING LOAN NOTE

Exhibit A-1-1

EXHIBIT A-1

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF THIRD AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$    ,    ,    ,

            , 20

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation, and ELIOKEM, INC., a Delaware corporation (together, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of                      (“Lender”), at the offices of JPMORGAN CHASE BANK, N.A., as Agent for Lenders (“Agent”), at its address at 10 South Dearborn Street, Chicago, IL 60603, 22nd Floor, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of                      DOLLARS AND              CENTS ($    ,    ,    ) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Third Amended and Restated Revolving Loan Note (the “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 9, 2010 by and among Borrowers, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrowers.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

Exhibit A-1

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Second Amended and Restated Revolving Loan Note issued to Lender on             , 200     (the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

BORROWERS:

OMNOVA SOLUTIONS INC.

By:
Title:

ELIOKEM, INC.

By:
Title:

Exhibit A-1

EXHIBIT A-2

FORM OF SWING LINE NOTE

Exhibit A-2-1

EXHIBIT A-2

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF SECOND AMENDED AND RESTATED SWING LINE NOTE

Chicago, Illinois

$10,000,000

[            ], 2010

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation, and ELIOKEM, INC., a Delaware corporation (together, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of JPMORGAN CHASE BANK, N.A. (“Swing Line Lender”) at the offices of JPMORGAN CHASE BANK, N.A., as Agent (in such capacity, the “Agent”) at the Agent’s address at 10 South Dearborn Street, Chicago, IL 60603, 22nd Floor, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TEN MILLION DOLLARS AND NO CENTS ($10,000,000) or, if less, the aggregate unpaid amount of all Swing Line Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Swing Line Note (the “Swing Line Note”) is issued pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 9, 2010 by and among Borrowers, Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Loan made by Swing Line Lender to Borrowers, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Loans made by Swing Line Lender to Borrowers.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day

Exhibit A-2

and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

Time is of the essence of this Swing Line Note.

Except as provided in the Credit Agreement, this Swing Line Note may not be assigned by Lender to any Person.

THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Swing Line Note is issued in substitution of the Swing Loan Note issued to Swing Line Lender on May 22, 2007 (the “Prior Note”). The Swing Line Loans outstanding under the Prior Note shall continue in all respects and this Swing Line Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

BORROWERS:

OMNOVA SOLUTIONS INC.

By:
Title:

ELIOKEM, INC.

By:
Title:

Exhibit A-2

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

Exhibit B-1

Report # Period Covered: Date Received:
BORROWING BASE CERTIFICATE
ACCOUNTS RECEIVABLE and INVENTORY.

Borrower Number:
Facility Description

Collateral Type	A/R	Inventory	Total
1. Beginning Balance ( Previous report - Line 9)	-		-
ADDITIONS
2. Gross Sales	-		-
3. Miscellaneous. Debits	-		-
DEDUCTIONS	-
4. Collections (Net Cash)	-		-
5. Discounts Allowed	-		-
6. Credit Memos (Dilutive)	-		-
7. Writeoffs/(recoveries)	-		-
8. Miscellaneous Credits (Non-Dilutive)	-
9. Gross Balance This Report	-	-	-
9a. Net Unapplied Cash Receipts
10. Total Ineligibles	-	-	-
11. Total Eligible	-	-	-
12. Advance rate	85%	#DIV/0!
13. Borrowing Base Value	-	-	-
14. Facility Cap			90,000,000
15. Revolver Loan Availability (Lower of Line 13 & 14)			-
16.SWAP Reserve
17. Total Revolver Loan Availability (Line 15 minus 16 )			-

LOAN & LC’s
18. Previous Loan Balance (Previous Report Line 21)			-
19. Less: A. Cash Collections A/R
B. Cash Collections Non A/R
C. Returns
D. Suspense Cash
E. Cash to Operating Account
F. Change in Cash Remaining
20. Add: A. Borrowings
B. Return Items
C. Other (Interest, Fees, Misc.) to Oper. Acct.
21. New Loan Balance	-	-	-
22
23. Standby LC’s
24. Total Reserves(Lines 22+23) (Max $ mm)			-
25. Total Exposure (Line 21 Plus Line 24)			-
26. Excess Availability (Line 17 less Line 25)			-

Pursuant to, and in accordance with, the terms and provisions of that certain Amended and Restated Credit Agreement (*Agreement”), dated as of May 22, 2007, among JPMorgan Chase Bank, N.A. (“Agent”), as Agent for Lenders, OMNOVA Solutions Inc. (“Borrower”) and the Lenders party thereto from time to time, Borrower is executing and delivering to Agent this Collateral Report accompanied by supporting date (collectively referred to as (“Report”). Borrower warrants and represents to Agent that this Report is true, correct, and based on information contained in Borrower’s own financial accounting records. Borrower, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies on this of             ,    , that the Borrower is in compliance with said Agreement.

BORROWER NAME:
OMNOVA Solutions Inc.
FOR BANK USE ONLY:	PROOF BY:	APPROVED BY:

EXHIBIT C

NOTICE OF BORROWING

Date:             , 200

To:	JPMorgan Chase Bank, N.A. as Agent for the Lenders who are parties to the Second Amended and Restated Credit Agreement dated as of December 9, 2010 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among OMNOVA Solutions Inc., Eliokem, Inc., certain Lenders which are signatories thereto and JPMorgan Chase Bank, N.A., as Agent

Ladies and Gentlemen:

The undersigned, OMNOVA Solutions Inc. (the “Borrower Representative”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

1.	The Business Day of the proposed Borrowing is , 200 .

2.	The aggregate amount of the proposed Borrowing is $ .

3.	The Borrowing is to be comprised of $ of CBFR and $ of Eurodollar Revolving Loans.

4.	The duration of the Interest Period for Eurodollar Revolving Loans, if any, included in the Borrowing shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)    The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;

(b)    No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;

(c)    No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect; and

(d)    The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit], to exceed the Borrowing Base or the combined Commitments of the Lenders.

Exhibit C-1

OMNOVA SOLUTIONS INC., as Borrower Representative
By:

Title:

Exhibit C-2

EXHIBIT D

NOTICE OF CONTINUATION/CONVERSION

Date:             , 200

To:	JPMorgan Chase Bank, N.A. as Agent for the Lenders to the Second Amended and Restated Credit Agreement dated as of December 9, 2010 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among OMNOVA Solutions Inc., Eliokem, Inc., certain Lenders which are signatories thereto and JPMorgan Chase Bank, N.A., as Agent

Ladies and Gentlemen:

The undersigned, OMNOVA Solutions Inc. (the “Borrower Representative”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

1.	The Continuation/Conversion Date is , 200 .

2.	The aggregate amount of the Loans to be [converted] [continued] is $ .

3.	The Loans are to be [converted into] [continued as] [Eurodollar Revolving] [CBFR Revolving] Loans.

4.	The duration of the Interest Period for the Eurodollar Revolving Loans included in the [conversion] [continuation] shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)    The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;

(b)    Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

Exhibit D-1

(c)    The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit] to exceed the Borrowing Base or the combined Commitments of the Lenders.

OMNOVA SOLUTIONS INC., as Borrower Representative

By:

Title:

Exhibit D-2

EXHIBIT E

[FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of             , 200     is made between                    (the “Assignor”) and                      (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to that certain the Second Amended and Restated Credit Agreement dated as of December 9, 2010 (as amended, amended and restated, modified, supplemented or renewed, the “Credit Agreement”) among OMNOVA Solutions Inc., an Ohio corporation (“Omnova”), Eliokem, Inc., a Delaware corporation (“Eliokem” and together with Omnova, the “Borrowers” and each a “Borrower”), the several financial institutions from time to time party thereto (including the Assignor, the “Lenders”), and JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Borrowers in an aggregate amount not to exceed $         (the “Commitment”);

WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $         to the Borrowers;

WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders’ liabilities under Letters of Credit in an aggregate principal amount of $         (the “L/C Obligations”)] [no Letters of Credit are outstanding under the Credit Agreement]; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $         (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.	Assignment and Acceptance.

(a)      Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without

Exhibit E-1

representation or warranty (except as provided in this Assignment and Acceptance) __% (the “Assignee’s Percentage Share”) of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

(b)      With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections      and      of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

(c)      After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $        .

(d)      After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $        .

2.	Payments.

(a)      As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $        , representing the Assignee’s Pro Rata Share of the principal amount of all Committed Loans.

(b)      The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

3.	Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.	Independent Credit Decision.

Exhibit E-2

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

5.	Effective Date; Notices.

(a)      As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be             , 200     (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

(i)        this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

[(ii)      the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

(iii)      the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

[(iv)    the Assignee shall have complied with Section 11.2 of the Credit Agreement (if applicable);]

(v)      the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

(b)    Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower Representative and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6.	[Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

(a)      The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

(b)      The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

7.	Withholding Tax.

The Assignee (a) represents and warrants to the Lender, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the

Exhibit E-3

Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower Representative prior to the time that the Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8.	Representations and Warranties.

(a)      The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b)      The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers, or the performance or observance by the Borrowers, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c)      The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and

Exhibit E-4

performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

9.	Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower Representative or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10.	Miscellaneous.

(a)      Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

(b)      All payments made hereunder shall be made without any set-off or counterclaim.

(c)      The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d)      This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e)      THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF                     . The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in [                    ] over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [                    ] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

Exhibit E-5

(f)      THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:

Title:

Address:

[ASSIGNEE]

By:

Title:

Address:

Exhibit E-6

SCHEDULE 1

to

ASSIGNMENT AND ACCEPTANCE

NOTICE OF ASSIGNMENT AND ACCEPTANCE

            , 200

JPMorgan Chase Bank, N.A.

Attn:

Re:	OMNOVA Solutions Inc.
Eliokem, Inc.
175 Ghent Road
Fairlawn, OH 44333

Ladies and Gentlemen:

We refer to the Second Amended and Restated Credit Agreement dated as of [                    ] (as amended, amended and restated, modified, supplemented or renewed from time to time the “Credit Agreement”) among OMNOVA Solutions Inc. (“Omnova”), Eliokem, Inc., a Delaware corporation, (“Eliokem” and together with Omnova, the “Borrowers” and each a “Borrower”), the Lenders referred to therein and JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”). Terms defined in the Credit Agreement are used herein as therein defined.

1.      We hereby give you notice of, and request your consent to, the assignment by                      (the “Assignor”) to                      (the “Assignee”) of     % of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor’s participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). We understand and agree that the Assignor’s Commitment, as of             , 200    , is $        , the aggregate amount of its outstanding Loans is $        , and its participation in L/C Obligations is $        .

2.      The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Borrowers to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

3.      The following administrative details apply to the Assignee:

Schedule 1-1

(A)	Notice Address:

Assignee name:
Address: _______________________
_______________________
_______________________
Attention:
Telephone: ( )
Telecopier: ( )
Telex (Answerback):

(B)	Payment Instructions:

Account No.:
At:

Reference:
Attention:

4.       You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:

Title:

[NAME OF ASSIGNEE]

By:

Title:

ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO:

JPMorgan Chase Bank, N.A. as Agent

By:
Title:

Schedule 1-2

SCHEDULE 1.2

COMMITMENTS

Lender	Revolving Loan Commitment	Swing Line Loan Commitment	Pro Rata Share

JPMorgan Chase Bank	$30,000,000	$10,000,000	30%

PNC	$20,000,000		20%

Fifth Third Bank	$25,000,000		25%

KeyBank	$25,000,000		25%

Schedule 1.2-1

Exhibit F

FORM OF INTERCOMPANY NOTE

[This Note, and the obligations of [NAME OF PAYOR] (the “Payor”) hereunder, shall be subordinate and junior in right of payment to all Senior Indebtedness (as defined in Section 1.07 of Annex A hereto) on the terms and conditions set forth in Annex A hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety. Annex A shall not be amended, modified or supplemented without the written consent of the Required Lenders (as defined in each of the Credit Agreements referred to below) (or, after such Credit Agreements have been terminated, the other holders holding a majority of the outstanding other Senior Indebtedness)]1

New York, New York

[Date]

FOR VALUE RECEIVED,                                                          , a                      [corporation][company][partnership] (the “Payor”), hereby promises to pay on demand to the order of                                 (the “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Payor.

The Payor promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Payor and the Payee.

Upon the earlier to occur of (x) the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor or (y) any exercise of remedies in respect of the Collateral pursuant to any of the Loan Documents as defined in the Credit Agreements referred to below, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

This Note is one of the Intercompany Notes referred to in (i) the ABL Credit Agreement, dated as of [            ], 2010 among the [Payor] [Payee], [OMNOVA Solutions Inc. (the “Company”)] and certain of [its] subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (as amended, restated, modified and/or supplemented from

[1]	EACH PROMISSORY NOTE EVIDENCING AN INTERCOMPANY LOAN SHALL HAVE INCLUDED ON ITS FACE THIS BRACKETED LEGEND AND SHALL HAVE “ANNEX A TO NOTE” ATTACHED THERETO AND MADE A PART THEREOF TO THE EXTENT SUCH SUBORDINATION IS REQUIRED BY THE ABL CREDIT AGREEMENT.

time to time, the “ABL Credit Agreement”) and (ii) the Term Loan Credit Agreement, dated as of May 22, 2007, as amended as of October 21, 2010 by Amendment No. 1 and as amended and restated as of [            ], 2010, among the [Payor] [Payee] [Company], the lenders from time to time party thereto, and DBTCA, as administrative agent (as further amended, restated, modified and/or supplemented from time to time, the “Term Loan Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”) and is subject to the terms of each such Credit Agreement, and shall be pledged by the Payee pursuant to each Pledge Agreement (as defined in the Credit Agreement). [The Payor hereby acknowledges and agrees that the Pledgee (as defined in each Pledge Agreement), may, pursuant to the respective Pledge Agreement, as in effect from time to time, exercise all rights provided therein with respect to this Note].2

The Payee is hereby authorized (but not required) to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

The Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

[2]	INSERT IN EACH INTERCOMPANY NOTE UNDER WHICH THE PAYEE IS A CREDIT PARTY (AS DEFINED IN THE CREDIT AGREEMENT).

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[NAME OF PAYOR]

By:
Name:
Title:

Pay to the order of: ________________________________

[NAME OF PAYEE]

By:
Name:
Title:

ANNEX A3

Section 1.01.  Subordination of Liabilities. [NAME OF PAYOR] (the “Payor”), for itself, its successors and assigns, covenants and agrees, and each holder of the promissory note to which this Annex A is attached (the “Note”) by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, and interest on, and all other amounts owing in respect of, the Note (the “Subordinated Indebtedness”) is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons or other entities who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

Section 1.02.  The Payor Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including, without limitation, interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) due and owing in respect thereof shall first be paid in full in cash before any payment of any kind or character (whether in cash, property, securities or otherwise) is made on account of the Subordinated Indebtedness and neither the Payor nor any person or other entity on its behalf may make any payment of Subordinated Indebtedness, or acquire any Subordinated Indebtedness for cash, property or securities until all Senior Indebtedness has been paid in full in cash if any Default or Event of Default (each as defined below) is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any Default or Event of Default in respect of any Senior Indebtedness exists, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Note. As used herein, the terms “Default” and “Event of Default” shall mean any Default or Event of Default (or any similar term), respectively, under and as defined in, the relevant documentation governing any Senior Indebtedness and in any event shall include any payment default with respect to any Senior Indebtedness.

(b)     In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 1.02, any payment shall be made on account of the Subordinated Indebtedness at a time when payment is not permitted by the terms of the Note or by said subsection (a), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, as their respective

[3]	Annex A to be attached only if the Intercompany Note evidences an Intercompany Loan that requires subordination language per the terms of the ABL Credit Agreement.

interests may appear, for application pro rata to the payment of all Senior Indebtedness (after giving effect to the relative priorities of such Senior Indebtedness pursuant to the terms thereof or otherwise) remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, the Payor shall give the holder of the Note prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.

Section 1.03.  Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Payor. (a) Upon any distribution of assets of the Payor upon any total or partial dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors, marshalling of assets or otherwise and whether voluntary or involuntary):

(i)     the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

(ii)     any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person or entity making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid (after giving effect to the relative priorities of such Senior Indebtedness pursuant to the terms thereof or otherwise), after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

(iii)     in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall forthwith be paid over to the holders of the Senior Indebtedness (after giving effect to the relative priorities of such Senior Indebtedness pursuant to the terms thereof or otherwise) remaining unpaid or their representative or representatives under the agreements pursuant to which the

Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

(b)     To the extent any payment of Senior Indebtedness (whether by or on behalf of any Payor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment has not occurred.

(c)     If the holder of the Note does not file a proper claim or proof of debt in the form required in any proceeding or other action referred to in the introduction paragraph of this Section 1.03 prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Indebtedness or their representative is hereby authorized to file an appropriate claim for and on behalf of the holder of the Note.

(d)     Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, the Payor shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

Section 1.04.  Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Payor applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Payor or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Payor, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Payor to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Section 1.05.  Obligation of the Payor Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Payor and the holder of the Note, the obligation of the Payor, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Payor, other than the holders of the Senior Indebtedness, nor shall anything herein or therein, except as expressly provided herein, prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property, or securities of the Payor received upon the exercise of any such remedy. Upon any distribution of assets of the Payor referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the holder of the Note, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

Section 1.06.  Subordination Rights Not Impaired by Acts or Omissions of the Payor or Holders of Senior Indebtedness.  No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Payor or by any act or failure to act by any such holder, or by any noncompliance by the Payor with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, or alter or increase the amount of, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

Section 1.07.  Senior Indebtedness.  The term “Senior Indebtedness” shall mean all Obligations of the Payor under, or in respect of, (i) the ABL Credit Agreement and each other Loan Document (as defined in the ABL Credit Agreement) to which the Payor is a party, and any renewal, extension, restatement, refinancing or refunding of any thereof, (ii) Term Loan Credit Agreement and each other Credit Document (as defined in the Term Loan Credit Agreement) to which the Payor is a party, and any renewal, extension, restatement, refinancing or refunding of any thereof and (iii) each Interest Rate Protection Agreement and Hedging Agreement (as defined in the Credit Agreements or Security Agreement referred to in the Credit Agreements), in each case including any guaranty thereof under the Subsidiary Guarantee or Guaranty Agreement (as defined in the Credit Agreements) of the Payor. As used herein, the term “Obligation” shall mean all principal, interest, premium, reimbursement obligations, penalties, fees, expenses, indemnities and other liabilities and obligations (including, without limitation, any guaranties of the foregoing liabilities and obligations) payable under the documentation governing any indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the documentation with respect thereto, whether or not such interest is an allowed claim against the debtor in any such proceeding).

Section 1.08.  Miscellaneous.  If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made by the Payor or any other Person or entity is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Payor or such other Person or entity), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

EXHIBIT A-1

FORM OF REVOLVING LOAN NOTE

Exhibit A-1-1

EXHIBIT A-1

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF THIRD AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$    ,    ,    ,

            , 20

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation, and ELIOKEM, INC., a Delaware corporation (together, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of                                  (“Lender”), at the offices of JPMORGAN CHASE BANK, N.A., as Agent for Lenders (“Agent”), at its address at 10 South Dearborn Street, Chicago, IL 60603, 22nd Floor, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of              DOLLARS AND              CENTS ($    ,    ,     ) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Third Amended and Restated Revolving Loan Note (the “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 9, 2010 by and among Borrowers, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrowers.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

Exhibit A-1

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Second Amended and Restated Revolving Loan Note issued to Lender on             , 200     (the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

BORROWERS:

OMNOVA SOLUTIONS INC.

By:
Title:

ELIOKEM, INC.

By:
Title:

Exhibit A-1

EXHIBIT A-2

FORM OF SWING LINE NOTE

Exhibit A-2-1

EXHIBIT A-2

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF SECOND AMENDED AND RESTATED SWING LINE NOTE

Chicago, Illinois

$10,000,000

[            ], 2010

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation, and ELIOKEM, INC., a Delaware corporation (together, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of JPMORGAN CHASE BANK, N.A. (“Swing Line Lender”) at the offices of JPMORGAN CHASE BANK, N.A., as Agent (in such capacity, the “Agent”) at the Agent’s address at 10 South Dearborn Street, Chicago, IL 60603, 22nd Floor, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TEN MILLION DOLLARS AND NO CENTS ($10,000,000) or, if less, the aggregate unpaid amount of all Swing Line Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Swing Line Note (the “Swing Line Note”) is issued pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 9, 2010 by and among Borrowers, Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Loan made by Swing Line Lender to Borrowers, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Loans made by Swing Line Lender to Borrowers.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day

Exhibit A-2

and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

Time is of the essence of this Swing Line Note.

Except as provided in the Credit Agreement, this Swing Line Note may not be assigned by Lender to any Person.

THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Swing Line Note is issued in substitution of the Swing Loan Note issued to Swing Line Lender on May 22, 2007 (the “Prior Note”). The Swing Line Loans outstanding under the Prior Note shall continue in all respects and this Swing Line Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

BORROWERS:

OMNOVA SOLUTIONS INC.

By:
Title:

ELIOKEM, INC.

By:
Title:

Exhibit A-2

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

Exhibit B-l

EXHIBIT C

NOTICE OF BORROWING

Date:             , 200

To:	JPMorgan Chase Bank, N.A. as Agent for the Lenders who are parties to the Second Amended and Restated Credit Agreement dated as of December 9, 2010 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among OMNOVA Solutions Inc., Eliokem, Inc., certain Lenders which are signatories thereto and JPMorgan Chase Bank, N.A., as Agent

Ladies and Gentlemen:

The undersigned, OMNOVA Solutions Inc. (the “Borrower Representative”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

1.	The Business Day of the proposed Borrowing is , 200 .

2.	The aggregate amount of the proposed Borrowing is $ .

3.	The Borrowing is to be comprised of $ of CBFR and $ of Eurodollar Revolving Loans.

4.	The duration of the Interest Period for Eurodollar Revolving Loans, if any, included in the Borrowing shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;

(b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;

(c) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect; and

(d) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit], to exceed the Borrowing Base or the combined Commitments of the Lenders.

Exhibit C-l

OMNOVA SOLUTIONS INC., as Borrower Representative

By:
Title:

Exhibit C-2

EXHIBIT D

NOTICE OF CONTINUATION/CONVERSION

Date:             , 200

To:	JPMorgan Chase Bank, N.A. as Agent for the Lenders to the Second Amended and Restated Credit Agreement dated as of December 9, 2010 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among OMNOVA Solutions Inc., Eliokem, Inc., certain Lenders which are signatories thereto and JPMorgan Chase Bank, N.A., as Agent

Ladies and Gentlemen:

The undersigned, OMNOVA Solutions Inc. (the “Borrower Representative”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

1.	The Continuation/Conversion Date is , 200 .

2.	The aggregate amount of the Loans to be [converted] [continued] is $ .

3.	The Loans are to be [converted into] [continued as] [Eurodollar Revolving] [CBFR Revolving] Loans.

4.	The duration of the Interest Period for the Eurodollar Revolving Loans included in the [conversion] [continuation] shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;

(b) Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

Exhibit D-l

(c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit] to exceed the Borrowing Base or the combined Commitments of the Lenders.

OMNOVA SOLUTIONS INC., as Borrower Representative

By:

Title:

Exhibit D-2

EXHIBIT E

[FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of             , 200   is made between                      (the “Assignor”) and                      (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to that certain the Second Amended and Restated Credit Agreement dated as of December 9, 2010 (as amended, amended and restated, modified, supplemented or renewed, the “Credit Agreement”) among OMNOVA Solutions Inc., an Ohio corporation (“Omnova”), Eliokem, Inc., a Delaware corporation (“Eliokem” and together with Omnova, the “Borrowers” and each a “Borrower”), the several financial institutions from time to time party thereto (including the Assignor, the “Lenders”), and JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Borrowers in an aggregate amount not to exceed $             (the “Commitment”);

WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $             to the Borrowers;

WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders’ liabilities under Letters of Credit in an aggregate principal amount of $             (the “L/C Obligations”)] [no Letters of Credit are outstanding under the Credit Agreement]; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $             (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.	Assignment and Acceptance.

(a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without

Exhibit E-l

representation or warranty (except as provided in this Assignment and Acceptance)     % (the “Assignee’s Percentage Share”) of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

(b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections      and      of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $             .

(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $             .

2.	Payments.

(a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $            , representing the Assignee’s Pro Rata Share of the principal amount of all Committed Loans.

(b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

3.	Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.	Independent Credit Decision.

Exhibit E-2

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

5.	Effective Date; Notices.

(a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be             , 200   (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

(i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

[(ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

(iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

[(iv) the Assignee shall have complied with Section 11.2 of the Credit Agreement (if applicable);]

(v) the processing fee referred to in Section

2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

(b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower Representative and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6.	[Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

(a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

7.	Withholding Tax.

The Assignee (a) represents and warrants to the Lender, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the

Exhibit

E-3

Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower Representative prior to the time that the Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8.	Representations and Warranties.

(a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers, or the performance or observance by the Borrowers, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and

Exhibit E-4

performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

9.	Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower Representative or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10.	Miscellaneous.

(a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF                     . The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in [                ] over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [                ] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

Exhibit E-5

(f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:
Address:

[ASSIGNEE]

By:
Title:
Address:

Exhibit E-6

SCHEDULE 1

to

ASSIGNMENT AND ACCEPTANCE

NOTICE OF ASSIGNMENT AND ACCEPTANCE

            , 200

JPMorgan Chase Bank, N.A.

Attn:

Re:	OMNOVA Solutions Inc.

Eliokem, Inc.

175 Ghent Road

Fairlawn, OH 44333

Ladies and Gentlemen:

We refer to the Second Amended and Restated Credit Agreement dated as of [                    ] (as amended, amended and restated, modified, supplemented or renewed from time to time the “Credit Agreement”) among OMNOVA Solutions Inc. (“Omnova”), Eliokem, Inc., a Delaware corporation, (“Eliokem” and together with Omnova, the “Borrowers” and each a “Borrower”), the Lenders referred to therein and JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”). Terms defined in the Credit Agreement are used herein as therein defined.

1. We hereby give you notice of, and request your consent to, the assignment by                      (the “Assignor”) to                      (the “Assignee”) of     % of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor’s participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). We understand and agree that the Assignor’s Commitment, as of             , 200  , is $            , the aggregate amount of its outstanding Loans is $            , and its participation in L/C Obligations is $            .

2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Borrowers to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

3. The following administrative details apply to the Assignee:

Schedule 1-1

(A	)	Notice Address:

Assignee name: _______________
Address: ____________________
________________
________________
Attention: ___________________
Telephone: ( ) _____________
Telecopier: ( ) _____________
Telex (Answerback): ___________

(B)	Payment Instructions:	_____________

	Account No.:	_____________
	At:	_____________
_____________
_____________
	Reference:	_____________
	Attention:	_____________

4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:

Title:

[NAME OF ASSIGNEE]

By:

Title:

ACKNOWLEDGED AND ASSIGNMENT

CONSENTED TO:

JPMorgan Chase Bank, N.A. as Agent

By:
Title:

Schedule 1-2

SCHEDULE 1.2

COMMITMENTS

Lender	Revolving Loan Commitment	Swing Line Loan Commitment	Pro Rata Share

JPMorgan Chase Bank	$30,000,000	$10,000,000	30%

PNC	$20,000,000		20%

Fifth Third Bank	$25,000,000		25%

KeyBank	$25,000,000		25%

Schedule 1.2-1

Exhibit F

FORM OF INTERCOMPANY NOTE

[This Note, and the obligations of [NAME OF PAYOR] (the “Payor”) hereunder, shall be subordinate and junior in right of payment to all Senior Indebtedness (as defined in Section 1.07 of Annex A hereto) on the terms and conditions set forth in Annex A hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety. Annex A shall not be amended, modified or supplemented without the written consent of the Required Lenders (as defined in each of the Credit Agreements referred to below) (or, after such Credit Agreements have been terminated, the other holders holding a majority of the outstanding other Senior Indebtedness)]1

New York, New York

[Date]

FOR VALUE RECEIVED,                     , a                      [corporation][company] [partnership] (the “Payor”), hereby promises to pay on demand to the order of                      (the “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Payor.

The Payor promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Payor and the Payee.

Upon the earlier to occur of (x) the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor or (y) any exercise of remedies in respect of the Collateral pursuant to any of the Loan Documents as defined in the Credit Agreements referred to below, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

This Note is one of the Intercompany Notes referred to in (i) the ABL Credit Agreement, dated as of [            ], 2010 among the [Payor] [Payee], [OMNOVA Solutions Inc. (the “Company”)] and certain of [its] subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (as amended, restated, modified and/or supplemented from

[1]

EACH PROMISSORY NOTE EVIDENCING AN INTERCOMPANY LOAN SHALL HAVE INCLUDED ON ITS FACE THIS BRACKETED LEGEND AND SHALL HAVE “ANNEX A TO NOTE” ATTACHED THERETO AND MADE A PART THEREOF TO THE EXTENT SUCH SUBORDINATION IS REQUIRED BY THE ABL CREDIT AGREEMENT.

time to time, the “ABL Credit Agreement”) and (ii) the Term Loan Credit Agreement, dated as of May 22, 2007, as amended as of October 21, 2010 by Amendment No. 1 and as amended and restated as of [            ], 2010, among the [Payor] [Payee] [Company], the lenders from time to time party thereto, and DBTCA, as administrative agent (as further amended, restated, modified and/or supplemented from time to time, the “Term Loan Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”) and is subject to the terms of each such Credit Agreement, and shall be pledged by the Payee pursuant to each Pledge Agreement (as defined in the Credit Agreement). [The Payor hereby acknowledges and agrees that the Pledgee (as defined in each Pledge Agreement), may, pursuant to the respective Pledge Agreement, as in effect from time to time, exercise all rights provided therein with respect to this Note].2

The Payee is hereby authorized (but not required) to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

The Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

[2]	INSERT IN EACH INTERCOMPANY NOTE UNDER WHICH THE PAYEE IS A CREDIT PARTY (AS DEFINED IN THE CREDIT AGREEMENT).

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[NAME OF PAYOR]

By:
Name:
Title:

Pay to the order of: .

[NAME OF PAYEE]

By:
Name:
Title:

ANNEX A3

Section 1.01. Subordination of Liabilities. [NAME OF PAYOR] (the “Payor”), for itself, its successors and assigns, covenants and agrees, and each holder of the promissory note to which this Annex A is attached (the “Note”) by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, and interest on, and all other amounts owing in respect of, the Note (the “Subordinated Indebtedness”) is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons or other entities who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

Section 1.02. The Payor Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including, without limitation, interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) due and owing in respect thereof shall first be paid in full in cash before any payment of any kind or character (whether in cash, property, securities or otherwise) is made on account of the Subordinated Indebtedness and neither the Payor nor any person or other entity on its behalf may make any payment of Subordinated Indebtedness, or acquire any Subordinated Indebtedness for cash, property or securities until all Senior Indebtedness has been paid in full in cash if any Default or Event of Default (each as defined below) is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any Default or Event of Default in respect of any Senior Indebtedness exists, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Note. As used herein, the terms “Default” and “Event of Default” shall mean any Default or Event of Default (or any similar term), respectively, under and as defined in, the relevant documentation governing any Senior Indebtedness and in any event shall include any payment default with respect to any Senior Indebtedness.

(b) In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 1.02, any payment shall be made on account of the Subordinated Indebtedness at a time when payment is not permitted by the terms of the Note or by said subsection (a), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, as their respective

[3]	Annex A to be attached only if the Intercompany Note evidences an Intercompany Loan that requires subordination language per the terms of the ABL Credit Agreement.

interests may appear, for application pro rata to the payment of all Senior Indebtedness (after giving effect to the relative priorities of such Senior Indebtedness pursuant to the terms thereof or otherwise) remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, the Payor shall give the holder of the Note prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.

Section 1.03. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Payor. (a) Upon any distribution of assets of the Payor upon any total or partial dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors, marshalling of assets or otherwise and whether voluntary or involuntary):

(i) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

(ii) any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person or entity making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid (after giving effect to the relative priorities of such Senior Indebtedness pursuant to the terms thereof or otherwise), after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

(iii) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall forthwith be paid over to the holders of the Senior Indebtedness (after giving effect to the relative priorities of such Senior Indebtedness pursuant to the terms thereof or otherwise) remaining unpaid or their representative or representatives under the agreements pursuant to which the

Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

(b) To the extent any payment of Senior Indebtedness (whether by or on behalf of any Payor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment has not occurred.

(c) If the holder of the Note does not file a proper claim or proof of debt in the form required in any proceeding or other action referred to in the introduction paragraph of this Section 1.03 prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Indebtedness or their representative is hereby authorized to file an appropriate claim for and on behalf of the holder of the Note.

(d) Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, the Payor shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Payor applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Payor or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Payor, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Payor to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Section 1.05. Obligation of the Payor Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Payor and the holder of the Note, the obligation of the Payor, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Payor, other than the holders of the Senior Indebtedness, nor shall anything herein or therein, except as expressly provided herein, prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property, or securities of the Payor received upon the exercise of any such remedy. Upon any distribution of assets of the Payor referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the holder of the Note, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

Section 1.06. Subordination Rights Not Impaired by Acts or Omissions of the Payor or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Payor or by any act or failure to act by any such holder, or by any noncompliance by the Payor with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, or alter or increase the amount of, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

Section 1.07. Senior Indebtedness. The term “Senior Indebtedness” shall mean all Obligations of the Payor under, or in respect of, (i) the ABL Credit Agreement and each other Loan Document (as defined in the ABL Credit Agreement) to which the Payor is a party, and any renewal, extension, restatement, refinancing or refunding of any thereof, (ii) Term Loan Credit Agreement and each other Credit Document (as defined in the Term Loan Credit Agreement) to which the Payor is a party, and any renewal, extension, restatement, refinancing or refunding of any thereof and (iii) each Interest Rate Protection Agreement and Hedging Agreement (as defined in the Credit Agreements or Security Agreement referred to in the Credit Agreements), in each case including any guaranty thereof under the Subsidiary Guarantee or Guaranty Agreement (as defined in the Credit Agreements) of the Payor. As used herein, the term “Obligation” shall mean all principal, interest, premium, reimbursement obligations, penalties, fees, expenses, indemnities and other liabilities and obligations (including, without limitation, any guaranties of the foregoing liabilities and obligations) payable under the documentation governing any indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the documentation with respect thereto, whether or not such interest is an allowed claim against the debtor in any such proceeding).

Section 1.08. Miscellaneous. If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made by the Payor or any other Person or entity is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Payor or such other Person or entity), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

ANNEX A

to

Credit Agreement

Definitions

Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the Agreement:

“Accounts” means all of the Borrowers’ now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Account Debtor” means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

“ACH Transactions” means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of the Borrowers pursuant to agreement or overdrafts.

“Acquired Business” shall mean the business of Eliokem International, a French société par actions simplifiée together with its Subsidiaries.

“Acquired Business Existing Indebtedness” shall mean (i) that certain senior facility agreement dated as of October 10, 2006, as amended, restated, supplemented or otherwise modified from time to time, between the Acquired Business and Société Générale as security agent and issuing bank; (ii) that certain mezzanine facility agreement dated as of October 10, 2006, as amended, restated, supplemented or otherwise modified from time to time, between the Acquired Business and Société Générale as agent and security agent; and (iii) the Acquired Business’s 10.0% Convertible Bonds.

“Acquisition” means Omnova’s acquisition of all of the equity interests in the Acquired Business.

“Acquisition Agreement” means that certain Sale and Purchase Agreement dated November 22, 2010 (including all schedules and exhibits thereto) among Omnova and the respective owner of each ordinary share of Eliokem International, a French société par actions simplifiée.

“Acquisition Documents” means the Acquisition Agreement and all documents, agreements and instruments executed in connection therewith.

“Additional Commitment” has the meaning specified in Section 1.2(j).

“Adjusted Eurodollar Rate” means, with respect to any Eurodollar Revolving Loan for any Interest Period or for any CBFR Revolving Loan, an interest rate per annum

Annex A-1

(rounded upwards, if necessary, to the next 1/16 of 1%) equal to the Eurodollar Rate for such Interest Period.

“Adjusted One Month Eurodollar Rate” means an interest rate per annum equal to the sum of (i) 2.5% per annum plus (ii) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding).

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Agent” means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

“Agent Advances” has the meaning specified in Section 1.2(i).

“Agent’s Liens” means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

“Agent-Related Persons” means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

“Aggregate Revolver Outstandings” means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

“Agreement” means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

“Anniversary Date” means each anniversary of the Closing Date.

“Applicable Margin” means,

(i)	with respect to CBFR Revolving Loans and all other Obligations, 1.25%;

(ii)	with respect to Eurodollar Revolving Loans, 2.25%;

Annex A-2

(iii)	with respect to the Letter of Credit Fee, the Applicable Margin for Eurodollar Revolving Loans; and

(iv)	with respect to the Unused Line Fee, 0.625%.

The Applicable Margins shall be adjusted (up or down) on a quarterly basis as determined by the Borrowers’ average daily Availability for the Fiscal Quarter then ending and shall be effective on the first day of each Fiscal Quarter (commencing with the Fiscal Quarter commencing March 1, 2011). Adjustments in Applicable Margins shall be determined by reference to the following grid:

If the Average Daily Availability is:	Eurodollar Revolving Loans Applicable Margins:	CBFR Revolving Loans Applicable Margins:	Unused Line Fee

>$50,000,000	2.25%	1.25%	0.625%

<$50,000,000 but >$25,000,000	2.50%	1.50%	0.50%

<$25,000,0000	2.75%	1.75%	0.375%

If Borrower Representative fails to deliver the Borrowing Base Certificate to the Agent at the time required pursuant to Section 5.2(k), then the Applicable Margins shall be the highest level set forth in the foregoing grid until five days after such Borrowing Base Certificate is so delivered. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first Fiscal Quarter following the date on which such Default or Event of Default is waived or cured.

“Appraisal” means an appraisal delivered to Agent prior to the Closing Date and thereafter pursuant to Section 5.4, in each case setting forth the Net Orderly Liquidation Value of Inventory in form and substance acceptable to Agent and performed by an appraiser acceptable to Agent.

Annex A-3

“Asian Latex Businesses” shall mean those businesses in Asia with which Omnova or any of its Subsidiaries shall have entered into joint venture or similar agreements relating to making investments in assets to produce emulsion polymers, including styrene butadiene latex.

“Assignee” has the meaning specified in Section 11.2(a).

“Assignment and Acceptance” has the meaning specified in Section 11.2(a).

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent, the reasonably allocated costs and expenses of internal legal services of the Agent.

“Availability” means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, the Aggregate Revolver Outstandings, minus (d) in each case, solely for purposes of calculating Availability under the last sentence of Section 7.14 at the time of, and after giving effect to, any excess cash flow payment required to be made under the terms of the Term Loan Agreement, the amount of $5,000,000.

“Bank” means JPMorgan Chase Bank, N.A., a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors.

“Bank Products” means any one or more of the following types of services or facilities extended to a Borrower by the Bank or any Affiliate of the Bank (or, subject to Agent’s receipt of prior or simultaneous written notice (pursuant to electronic mail or other written form) in accordance with Section 1.4 of the Agreement, by any Lender or by any Affiliate of such Lender) in reliance on the Bank’s (or such Lender’s) agreement to indemnify such Affiliate: (i) credit cards (including, without limitation, “commercial credit cards” and purchasing cards); (ii) stored value cards; (iii) treasury management service (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services); and (iv) leases.

“Bank Product Reserves” means all reserves which the Agent from time to time establishes in its reasonable discretion for outstanding Bank Products and/or Hedge Agreements.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.)

“Blocked Account Agreement” means an agreement among a Borrower, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

Annex A-4

“Borrower Representative” means Omnova, in its capacity as contractual representative of the Borrowers pursuant to Article 14.

“Borrowing” means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrowers or by the Bank in the case of a Borrowing funded by Swing Line Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

“Borrowing Base” means, at any time an amount equal to (a) the sum of (i) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (ii) the lesser of (A) up to sixty-five percent (65%) of the book value of Eligible Inventory consisting of raw materials and finished goods (valued at the lower of cost (first-in, first-out) or market)) or (B) up to eighty- five percent (85%) of the Net Orderly Liquidation Value Factor (based on the most recent Appraisal) multiplied by the book value of Eligible Inventory consisting of raw materials and finished goods (valued at the lower of cost (first-in, first-out) or market); minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment.

“Borrowing Base Certificate” means a certificate by a Responsible Officer of the Borrower Representative, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

“Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 1.2.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Revolving Loans, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

“Capital Expenditures” means, with respect to any fiscal period of Borrowers, all payments made in such period in respect of the cost of any fixed asset or improvement, or

Annex A-5

replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

“Capital Lease” means any lease of property by the Borrowers and their Subsidiaries which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of the Borrowers and their Subsidiaries.

“Cash Equivalents” shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Lender and (y) any bank which has, or whose parent company has, a short-term commercial paper rating from S&P of at least A-1 or the equivalent thereof or from Moody’s of at least P-1 or the equivalent thereof (any such bank or Lender, an “Approved Bank”), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, or guaranteed by any company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody’s, as the case may be, and in each case maturing within six months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

“CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month Eurodollar Rate, respectively.

“CBFR Revolving Loan” means a Revolving Loan during any period in which it bears interest at a rate determined by reference to the CB Floating Rate.

“CFC” shall mean a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change of Control” means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the issued

Annex A-6

and outstanding shares of capital stock of Omnova having the right to vote for the election of directors of Omnova under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Omnova (together with any new directors whose election by the board of directors of Omnova or whose nomination for election by the stockholders of Omnova was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) Omnova ceases to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding equity of any of its Subsidiaries, except as permitted by Section 7.9; or (d) any “Change of Control” (as such term is defined in the Term Loan Agreement and Senior Note Documents).

“Chattel Paper” means all of the Borrowers’ now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

“Clearing Bank” means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

“Closing Date” means December 9, 2010.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the assets of the Borrowers and their Domestic Subsidiaries that guaranty the Obligations, whether consisting of personal, tangible or intangible property, (including all of the outstanding shares of capital stock of Eliokem and the Borrowers’ Domestic Subsidiaries).

“Commercial LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial LC Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total Commercial LC Exposure at such time.

“Commitment” means, at any time with respect to a Lender, the principal amount of Revolving Loans set forth beside such Lender’s name under the heading “Commitment” on Schedule 1.2 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 1.2(j), Section 3.3(d) and Section 11.2, and “Commitments” means, collectively, the aggregate amount of the commitments of all of the Lenders.

“Consolidated EBITDA” shall mean, for any period, the sum of Consolidated Net Income for such period plus, without duplication, the following to the extent deducted in calculating such Consolidated Net Income:

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(1) Interest Expense;

(2) income tax expense determined on a consolidated basis in accordance with GAAP;

(3) depreciation expense determined on a consolidated basis in accordance with GAAP;

(4) amortization expense determined on a consolidated basis in accordance with GAAP;

(5) amounts attributable to minority interest;

(6) any extraordinary non-cash charge (including any impairment charge or asset write-off pursuant to GAAP) (provided that if any such non-cash charge represents an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period);

(7) all costs and expenses arising from or related to the issuance of the Senior Notes, the incurrence of the Loan Documents and the Term Loan Documents and the Acquisition;

(8) non-cash stock compensation, including any non-cash expenses arising from stock options, stock grants or other equity-incentive programs, the granting of stock appreciation rights and similar arrangements;

(9) to the extent the related loss is not added back in calculating such Consolidated Net Income, proceeds of business interruption insurance policies to the extent of such related loss;

(10) cash charges related to the Jeannette flood not to exceed $600,000, a Thailand customs duty claim not to exceed $800,000, the Uniroyal settlement not to exceed $300,000 and to the Columbus, Mississippi strike not to exceed $6,000,000 in the aggregate;

(11) one-time cash charges associated with plant closures, strikes and other restructuring charges, in all cases not exceeding $6,000,000 in the aggregate prior to the Stated Termination Date (excluding any such charges pursuant to the Transaction);

(12) to the extent non-recurring and not capitalized, any fees, costs and expenses of Omnova and its Subsidiaries incurred as a result of Permitted Acquisitions, Restricted Investments, asset dispositions permitted hereunder and the issuance, repayment or amendment of equity interests or Debt permitted hereunder (in each case, whether or not consummated);

(13) any non-cash impairment charges or asset write-off or write-down resulting from

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the application of Statement of Financial Accounting Standards No. 142 or Statement of Financial Accounting Standards No. 144, and the amortization of intangibles arising pursuant to Statement of Financial Accounting Standards No. 141 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification;

(14) non-cash losses and expenses resulting from fair value accounting required by Statement of Financial Accounting Standards No. 133 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification; and

(15) any losses arising from any changes in the LIFO reserve of Omnova and its Subsidiaries;

provided that Consolidated EBITDA shall be reduced by the following to the extent included in calculating such Consolidated Net Income:

(a) non-cash gains and income resulting from fair value accounting required by Statement of Financial Accounting Standards No. 133 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification;

(b) any non-recurring gains;

(c) amounts paid in cash as dividends or other distributions to holders of minority interests; and

(d) any gains arising from any changes in the LIFO reserve of Omnova and its Subsidiaries;

provided, further, that for the purposes of determining the Interest Coverage Ratio, Fixed Charge Coverage Ratio and Leverage Ratio (a) any gain or loss arising from extraordinary items, as determined in accordance with GAAP, or (b) from any non-recurring charges consisting of charges for restructurings, reductions in work force, and plant closing and consolidations and other non-recurring charges not to exceed $5,000,000 for any 12 month period for all such items in the aggregate, shall not be included in the calculation of Consolidated EBITDA related thereto.

“Consolidated Net Income” shall mean , for any period, the net income (or loss) of Omnova and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied; provided that there shall not be included in such Consolidated Net Income:

(1) any extraordinary gains (net of taxes, fees and expenses relating to the transaction giving rise thereto) or losses or expenses;

(2) any net income or loss of any Person if such Person is not a Subsidiary, except Consolidated Net Income shall be increased by the amount of cash actually distributed by such Person during such period to Omnova or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary,

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to the limitations contained in clause (3) below);

(3) solely for the purposes of determining the amount available for Dividends under clause (a)(ii) of the definition of “Permitted Dividend Amount,” the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, without prior approval (that has not been obtained), pursuant to the terms of its charter or any agreement, instrument and governmental regulation applicable to such Subsidiary or its stockholders;

(4) any gain or loss realized upon any asset disposition (net of taxes, fees and expenses relating to the transaction giving rise thereto);

(5) any net after-tax income or loss from discontinued operations; and

(6) any gain or loss realized as a result of the cumulative effect of a change in accounting principles.

“Consolidated Net Tangible Assets” shall mean, at any time of determination, the total assets of the Borrowers and Guarantors on a consolidated basis less the sum of (a) the goodwill, net, and other intangible assets and (b) all current liabilities, in each case, reflected on the most recent consolidated balance sheet required to be delivered pursuant to Section 5.2(a) or (b), determined on a consolidated basis in accordance with GAAP.

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste.

“Continuation/Conversion Date” means the date on which a Loan is converted into or continued as a Eurodollar Revolving Loan.

“Copyright Security Agreement” means the Amended and Restated Copyright Security Agreement, dated as of the date hereof, executed and delivered by Omnova to the Agent to evidence and perfect the Agent’s security interest in Omnova’s present and future copyrights and related licenses and rights, for the benefit of the Agent and the Lenders.

“Credit Support” has the meaning specified in Section 1.3(a).

“Debt” means, without duplication, all liabilities, obligations and indebtedness of the Borrowers or any of their Subsidiaries to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including (a) all Obligations; (b) all obligations and liabilities of Borrowers or any of their Subsidiaries secured by any Lien on the Borrowers’ or any of their Subsidiaries’ property, even though the Borrowers or such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in

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recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrowers or such Subsidiary prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Borrowers or any of their Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrowers or such Subsidiary prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties and (e) the present value (discounted at the CB Floating Rate) of lease payments due under synthetic leases.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Default Rate” means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.

“Defaulting Lender” means any Lender, as determined by the Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower Representative, the Agent, the Letter of Credit Issuer, the Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans, (d) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of a Borrower or a Guarantor.

“Designated Account” has the meaning specified in Section 1.2(c).

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“Designated Noncash Consideration” shall mean the Fair Market Value of non- cash consideration received by Omnova or one of its Subsidiaries in connection with an asset sale under Section 7.9 that is designated as Designated Noncash Consideration pursuant to an officers’ certificate executed by the chief financial officer of Omnova setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.

“Disqualified Stock” shall mean, with respect to any Person, any equity interests which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:

(1) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; or

(2) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the date that is 91 days after the latest then applicable Stated Termination Date and for consideration that is not Qualified Stock;

provided that any class of equity interests of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Qualified Stock, and that is not convertible, puttable or exchangeable for Disqualified Stock or Debt, will not be deemed to be Disqualified Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Qualified Stock; provided, further, that any equity interests that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such equity interests is convertible, exchangeable or exercisable) the right to require Omnova or any Subsidiary to redeem or purchase such equity interests upon the occurrence of a change in control occurring prior to the latest then applicable Stated Termination Date shall not constitute Disqualified Stock if the change in control provisions applicable to such equity interests are no more favorable to such holders than the Change of Control Event of Default in this Agreement and such equity interests specifically provides that Omnova or such Subsidiary will not redeem or purchase any such equity interests pursuant to such provisions prior to the Borrowers repayment of the Obligations and termination of this Agreement.

“Dividends” with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders, members or other equity owners or authorized or made any other distribution, payment or delivery of property or cash to its stockholders, members or other equity owners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock or other equity securities outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other equity securities of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities).

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“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by a Borrower.

“DOL” means the United States Department of Labor or any successor department or agency.

“Dollar” and “$” means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

“Domestic Subsidiary” shall mean each Subsidiary of Omnova that is incorporated or organized in the United States or any State or territory thereof

“Eligible Accounts” means the Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

(a) with respect to which (i) the stated term for such Account is in excess of 60 days from the date of the original invoice therefor (unless any invoice with extended terms in excess of 60 days is approved by Agent in its sole discretion), (ii) more than 90 days have elapsed since the date of the original invoice therefor or (iii) such Account is more than 60 days past due;

(b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

(c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

(d) which represents a progress billing (as hereinafter defined) or as to which a Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, “progress billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon such Borrower’s completion of any further performance under the contract or agreement;

(e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a

Annex A-13

“custodian,” as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

(f) if twenty-five percent (25%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;

(g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

(h) owed by an Account Debtor which is an Affiliate or employee of a Borrower;

(i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Agent’s Liens in such Account, or the Agent’s right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

(j) owed by an Account Debtor to which a Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

(k) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), and any other steps necessary to perfect the Agent’s Liens therein, have been complied with to the Agent’s satisfaction with respect to such Account;

(1) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

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(m) which represents a sale on a bill-and-hold (unless Agent receives a satisfactory acknowledgement letter from the Account Debtor as to the validity of such Account but in no event shall the aggregate of such bill-and-hold Accounts exceed (i) $500,000 at any time outstanding with respect to Accounts from Metro Wall Coverings and (ii) $100,000 at any time outstanding with respect to all other Account Debtors with bill-and-hold Accounts), guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

(n) which is evidenced by a promissory note or other instrument or by chattel paper;

(o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor’s financial inability to pay;

(p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit a Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

(q) which arises out of a sale not made in the ordinary course of the Borrowers’ business;

(r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrowers, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

(s) owed by an Account Debtor which is obligated to the Borrowers respecting Eligible Accounts the aggregate unpaid balance of which exceeds ten percent (10%) (or, in the case of NewPage Corporation and its domestic subsidiaries, twenty percent (20%) combined for such Account Debtors) of the aggregate unpaid balance of all Eligible Accounts owed to the Borrowers at such time by all of the Borrowers’ Account Debtors, but only to the extent of such excess;

(t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

“Eligible Assignee” means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

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“Eligible Inventory” means Inventory, valued at the lower of cost (on a first-in, first-out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

(a) that is not owned by the Borrowers;

(b) that is not subject to the Agent’s Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clauses (a), (b) and (d) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent’s Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

(c) that does not consist of finished goods or raw materials;

(d) that consists of samples, prototypes, supplies, or packing and shipping materials;

(e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

(f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrowers’ business, or that is slow moving or stale;

(g) that is obsolete or slow-moving or returned or repossessed or used goods taken in trade;

(h) that is located outside the United States of America (or that is in-transit from vendors or suppliers);

(i) that is located in a public warehouse or in possession of a bailee or in a facility leased by the Borrowers, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

(j) that contains or bears any Proprietary Rights licensed to the Borrowers by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which the Borrowers have not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

(k) that is not reflected in the details of a current perpetual inventory report and/or monthly physical report, as applicable; or

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(l) that is Inventory placed on consignment unless Agent otherwise provides its prior written consent to such consignment arrangement in its sole discretion and receives such UCC financial statements, third party acknowledgment letters and other documents as Agent shall request.

If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

“Environmental Compliance Reserve” means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Borrower Representative from time to time for amounts that are reasonably likely to be expended by the Borrowers in order for the Borrowers and their operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.

“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

“Environmental Lien” means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

“Equipment” means all of the Borrowers’ now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Borrowers and all of the Borrowers’ rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrowers within the meaning of Section 414 of the Code.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by a Borrower or any ERISA

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Affiliate from a Multi-employer Plan, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate, (g) the failure to make any required contribution to any Pension Plan or Multi-employer Plan when due, or (h) the imposition of a lien under Section 412 or 430(k) of the Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of a Borrower or any ERISA Affiliate.

“Eurodollar Interest Payment Date” means, with respect to a Eurodollar Revolving Loan, the Termination Date, the date of any repayment with respect to such Eurodollar Revolving Loan and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

“Eurodollar Rate” means, with respect to any Eurodollar Revolving Loan for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “Eurodollar Rate” with respect to such Eurodollar Revolving Loan for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Eurodollar Revolving Loan” means a Revolving Loan during any period in which it bears interest based on the Adjusted Eurodollar Rate.

“Event of Default” has the meaning specified in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

“Fair Market Value” shall mean, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction. Fair Market Value (other than of any asset with a public trading market) in excess of $25,000,000 shall be determined by the board of directors of Omnova acting reasonably and in good faith and shall be evidenced by a board resolution delivered to the Agent.

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“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Financial Statements” means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

“Fiscal Quarter” means each fiscal quarter of Omnova ending on the last day of February, May, August and November of each Fiscal Year.

“Fiscal Year” means Omnova’s fiscal year for financial accounting purposes which ends on November 30 of each year.

“Fixed Assets” means the Equipment, Fixtures and Real Estate of the Borrowers and their Subsidiaries.

“Fixed Charge Coverage Ratio” means, with respect to any fiscal period of Borrowers, the ratio of (a) Consolidated EBITDA minus unfinanced Capital Expenditures to (b) Fixed Charges.

“Fixed Charges” means, with respect to any fiscal period of the Borrowers and their Subsidiaries on a consolidated basis, without duplication, interest expense, scheduled principal payments of Debt, Federal, state, local and foreign income taxes (excluding deferred taxes) and Dividends.

“Fixtures” means all “fixtures” as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers.

“Foreign Holdco” means Decorative Products Thailand, Inc., OMNOVA Wallcovering (USA) Inc. and any other Subsidiary which has no material assets other than the stock of Subsidiaries that are CFCs (which shall be indicated as a “Foreign Holdco” on Schedule 6.5 or any supplement thereto, when required to be delivered), in all cases provided that and so long as Decorative Products Thailand, Inc., OMNOVA Wallcovering (USA) Inc. or such other Subsidiary shall not engage in any business or activity other than (a) the ownership of CFCs, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as the parent of a CFC, (d) the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, (e) the execution and delivery of a guaranty of Debt under the Term Loan Agreement (provided that if the guaranty of such Foreign Holdco of the Obligations is limited then the guaranty of Debt under the Term Loan Agreement

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will be limited in substantially the same manner) and (f) activities incidental to the businesses or activities described in clauses (a) through (e) above.

“Foreign Pension Plan” shall mean any plan, fund (including without limitation, any superannuation fund) or other similar program established or maintained outside the United States by Omnova or any Subsidiary primarily for the benefit of employees of Omnova or any Subsidiary residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Foreign Subsidiary” shall mean each Subsidiary of Omnova that is not a Domestic Subsidiary.

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” means generally accepted accounting principles in the United States of America.

“General Intangibles” means all of the Borrowers’ now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrowers of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrowers in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrowers from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which a Borrower is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrowers.

“Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by Borrowers, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

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“Guarantor” means each Domestic Subsidiary party to the Guaranty Agreement.

“Guaranty” means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the “guaranteed obligations”), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

“Guaranty Agreement” means that certain Amended and Restated Guaranty, dated as of the date hereof, by and among each of the Domestic Subsidiaries of Borrowers and Agent for the benefit of Agent and other Lenders.

“Hedge Agreement” means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity (including, without limitation, oil and natural gas) or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Hedge Agreement.

“Inactive Subsidiaries” means any Subsidiary of Omnova that does not have any assets in excess of $100,000 or has not had revenues in excess of $100,000 for the twelve month period then most recently ended.

“Increased Commitment Agreement” has the meaning specified in Section 1.3(j).

“Increased Commitment Proposal” has the meaning specified in Section 1.3(j).

“Indenture” means that certain Indenture dated as of November 3, 2010 among Omnova, the Domestic Subsidiaries party thereto as guarantors and Wells Fargo Bank, National Association, as Trustee.

“Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers.

“Intercompany Loans” has the meaning set forth in Section 7.11 (vi).

“Intercompany Note” shall mean promissory notes, substantially in the form of Exhibit F evidencing Intercompany Loans.

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“Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement of even date herewith by and among Agent, Deutsche Bank Trust Companies America, as collateral agent under the Term Loan Agreement and Borrowers.

“Interest Coverage Ratio” shall mean for any 4 Fiscal Quarter period, the ratio of Consolidated EBITDA for such period to Interest Expense for such period. All calculations of the Interest Coverage Ratio shall be made on a pro forma basis.

“Interest Expense” means, for any period, the total consolidated interest expense of Borrowers and their Subsidiaries for such period (whether paid or accrued, and calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capital Lease obligations of the Borrowers and their Subsidiaries representing the interest factor for such period; provided that any deferred financing fees to the extent otherwise included in the total consolidated interest expense of the Borrowers and their Subsidiaries shall be excluded therefrom.

“Interest Period” means, as to any Eurodollar Revolving Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a Eurodollar Revolving Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower Representative in its Notice of Borrowing, in the form attached hereto as Exhibit C, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit D, provided that:

(a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(b) any Interest Period pertaining to a Eurodollar Revolving Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Stated Termination Date.

“Interest Rate” means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

“Inventory” means all of the Borrowers’ now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrowers’ business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

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“Investment Property” means all of the Borrowers’ right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

“IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

“Latest Projections” means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 5.2(e), the most recent projections of the financial condition, results of operations, and cash flows of Borrowers and their Subsidiaries, delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(e).

“LC Disbursement” means a payment made by the Letter of Credit Issuer pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure. The LC Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total LC Exposure at such time.

“Lender” and “Lenders” have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Swing Line Loan outstanding; provided that no such Agent Advance or Swing Line Loan shall be taken into account in determining any Lender’s Pro Rata Share.

“Letter of Credit” has the meaning specified in Section 1.3(a).

“Letter of Credit Fee” has the meaning specified in Section 2.6.

“Letter of Credit Issuer” means the Bank, any affiliate of the Bank or, at the Bank’s discretion, any other financial institution that issues any Letter of Credit pursuant to this Agreement.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by Borrowers, including rights to payment or performance under a letter of credit, whether or not a Borrower, as beneficiary, has demanded or is entitled to demand payment or performance.

“Letter of Credit Subfacility” means $15,000,000.

“Leverage Ratio” means, with respect to any 4 Fiscal Quarter period of Omnova, the ratio of (a) Total Indebtedness at the end of such period to (b) Consolidated EBITDA for such period; provided that solely for purposes of calculating the Leverage Ratio, to the extent that Omnova or any of its Subsidiaries makes any Permitted Acquisition pursuant to Section 7.11 or disposition of assets in excess of $10,000,000 outside the ordinary course of business that is permitted by Section 7.9 during the period of four Fiscal Quarters of Omnova most recently

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ended, the Leverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to the acquisition or the disposition of assets, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the SEC, and as certified by the chief financial officer of Omnova), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of Debt) had occurred in the first day of such four quarter period.

“Lien” means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

“Loan Account” means the loan account of the Borrowers, which account shall be maintained by the Agent.

“Loan Documents” means this Agreement, the Notes, the Patent and Trademark Security Agreements, the Copyright Security Agreement, the Security Agreement, the Guaranty Agreement, the Bank Products, the Pledge Agreements, the Intercreditor Agreement and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement, in each case as amended, restated or otherwise modified from time to time. The term “Loan Documents” shall also include all Hedge Agreements which have been approved by the Agent in writing.

“Loans” means, collectively, all loans and advances provided for in Article 1.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, condition (financial or otherwise) of the Borrowers, the Borrowers and their Subsidiaries taken as a whole, the Collateral or any guarantor of the Obligations; (b) a material impairment of the ability of the Borrowers or any Affiliate of a Borrower to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrowers of any Loan Document to which it is a party.

“Maximum Rate” has the meaning specified in Section 2.3.

“Maximum Revolver Amount” means $100,000,000, as may be increased from time to time in accordance with provisions of Section 1.2(j).

Annex A-24

“Multi-employer Plan” means a “multiemployer plan” as defined in Sections 3(37) or 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrowers or any ERISA Affiliate.

“Net Amount of Eligible Accounts” means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

“Net Orderly Liquidation Value” means, with respect to Inventory, the estimated net recovery value as determined by Agent in good faith based on the most recent Appraisal, which reflects the estimated net cash value expected by the appraiser to be derived from a sale or disposition at a liquidation or going-out-of-business sale of such Inventory after deducting all costs, expenses and fees attributable to such sale or disposition, including, without limitation, all fees, costs and expenses of any liquidator(s) engaged to conduct such sale or disposition and all costs and expenses of removing and delivering the same to a purchaser.

“Net Orderly Liquidation Value Factor” means the ratio of the Net Orderly Liquidation Value to the book value of Inventory, expressed as a percentage. The Net Orderly Liquidation Value Factor shall be determined as of the Closing Date based on the Appraisal delivered prior to the Closing Date and shall be updated pursuant to Appraisals delivered under Section 5.4.

“Net Proceeds” has the meaning specified in Section 3.3(a).

“Notes” means Revolving Loan Notes and the Swing Line Notes.

“Notice of Borrowing” has the meaning specified in Section 1.2(b).

“Notice of Continuation/Conversion” has the meaning specified in Section 2.2(b).

“Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrowers to the Agent and/or any Lender, arising under or pursuant to this Agreement, the Prior Credit Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any of the other Loan Documents. “Obligations” includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products for which Agent has received prior or simultaneous written notice (pursuant to electronic mail or other written form) pursuant to Section 1.4 and any Hedge Agreements which have been approved by the Agent in writing (including any increases in the obligations arising under any pre-approved Hedge Agreements but only to the extent Agent has provided its prior written consent to such increase).

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“Other Taxes” means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

“Participant” means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

“Patent and Trademark Agreements” means the various Patent Security Agreements and Trademark Security Agreements, each dated as of the date hereof, executed and delivered by each Borrower to the Agent to evidence and perfect the Agent’s security interest in the Borrowers’ present and future patents, trademarks, and related licenses and rights, for the benefit of the Agent and the Lenders.

“Payment Account” means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or the Borrowers, as the Agent may determine, on terms acceptable to the Agent.

“PBGC” means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

“Pending Revolving Loans” means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

“Pension Plan” means a Plan that is also a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrowers or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Acquisition” means an acquisition by a Borrower or a wholly owned Subsidiary of all or substantially all the assets, or more than 50% of the equity securities, of a Person comprising a business or of a business (the “Target”), in each case subject to the satisfaction of the following conditions:

(i) Agent shall receive at least thirty (30) Business Days’ prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;

(ii) [intentionally omitted];

(iii) such Permitted Acquisition shall only involve a business, or those assets of a business, of the type engaged in by such Borrowers and their Subsidiaries as of the Closing Date and any business similar, ancillary or related thereto or which constitutes a reasonable

Annex A-26

extension or expansion thereof, including in connection with Omnova’s existing and future technology, trademarks and patents, and which business would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to Borrowers prior to such Permitted Acquisition and other than as required by local law in connection with the exercise of rights and remedies applicable to securities of Foreign Subsidiaries pledged to the Agent for the benefit of the Lenders;

(iv) such Permitted Acquisition shall be consensual and shall have been approved by the Target’s board of directors;

(v) no additional Debt shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of Borrowers, their Subsidiaries and Target after giving effect to such Permitted Acquisition, except ordinary course trade payables, accrued expenses and Debt to the extent expressly permitted under Section 7.13;

(vi) the Target must have operating income (or loss) plus interest expense, depreciation and amortization greater than $0 for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target’s financial statements for its most recently completed fiscal year and its most recent interim financial period completed within sixty (60) days prior to the date of consummation of such Permitted Acquisition; provided that the foregoing limitations of this clause (vi) shall not apply to Permitted Acquisitions the consideration for which does not exceed $10,000,000 in the aggregate in any Fiscal Year;

(vii) the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Permitted Liens);

(viii) to the extent the Target or any of its subsidiaries is incorporated in the United States (or the assets of Target or its subsidiaries so acquired are located in the United States), then at or prior to the closing of any Permitted Acquisition, Agent will be granted a first priority perfected Lien (subject to Permitted Liens and the terms of the Intercreditor Agreement) in all assets acquired pursuant thereto (or in the assets and Stock of the Target), and such Borrower or Guarantor and the Target shall have executed such documents (including, without limitation, guarantees, security agreements and pledge agreements) and taken such actions as may be required by Agent in connection therewith;

(ix) Concurrently with delivery of the notice referred to in clause (i) above, Borrower Representative shall have delivered to Agent, in form and substance reasonably satisfactory to Agent:

(A) a pro forma consolidated balance sheet, income statement and cash flow statement of Borrowers and their Subsidiaries (the “Acquisition Pro Forma”), based on recent financial statements, which shall be complete and shall fairly present in all material respects the assets, liabilities, financial condition and results of operations of Borrowers and their Subsidiaries in accordance with GAAP consistently applied, but

Annex A-27

taking into account such Permitted Acquisition and the funding of all Debt in connection therewith;

(B) updated versions of the most recently delivered projections covering the 1-year period commencing on the date of such Permitted Acquisition and otherwise prepared in accordance with the projections delivered prior to the Closing Date (the “Acquisition Projections”) and based upon historical financial data of a recent date reasonably satisfactory to Agent, taking into account such Permitted Acquisition; and

(C) a certificate of the chief financial officer of Borrower Representative to the effect that: (u) the Target is Solvent at the time of such Permitted Acquisition and the Borrowers and their Subsidiaries, on a consolidated basis after giving effect to such Permitted Acquisition, are Solvent, (v) the representations and warranties contained in this Agreement are correct in all material respects after giving effect to such Permitted Acquisition and (w) such Borrower (after taking into consideration all rights of contribution and indemnity such Borrower has against each Subsidiary) will be Solvent upon the consummation of the Permitted Acquisition; (x) the Acquisition Pro Forma fairly presents the financial condition of Borrowers (on a consolidated basis) as of the date thereof after giving effect to the Permitted Acquisition; (y) the Acquisition Projections are reasonable estimates of the future financial performance of Borrowers subsequent to the date thereof based upon the historical performance of Borrowers and the Target and show that Borrowers shall continue to be in compliance with the financial covenant set forth in Section 7.23 for the 3-year period thereafter; and (z) such Borrower has completed its due diligence investigation with respect to the Target and such Permitted Acquisition, which investigation was conducted in a manner similar to that which would have been conducted by a prudent purchaser of a comparable business and the results of which investigation were delivered to Agent and Lenders;

(x) on or prior to the date of such Permitted Acquisition, Agent shall have received, in form and substance reasonably satisfactory to Agent, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent;

(xi) at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(xii) Borrowers’ Availability at the time of and immediately after giving effect to the consummation of such Permitted Acquisition is equal to at least 40% of the Commitments then in effect;

(xiii) the Fixed Charge Coverage Ratio (on a pro forma basis giving effect to such Permitted Acquisition) is at least 1.2:1.0 for the 3 month and 12 month periods ending on the effective date of such Permitted Acquisition (provided, that to the extent such 3 month period includes any of the months of November, December, January or February, such 3 month period shall be increased to a 6 month period ending on the effective date of such Permitted Acquisition); and

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(xiv) the Acquisition Projections (defined above) shall reflect that the Fixed Charge Coverage Ratio will be at least 1.2:1.0 for each 12 month period ending each month after the effective date of such Permitted Acquisition through the first anniversary of such effective date.

Notwithstanding the foregoing, the Accounts and Inventory of the Target shall not be included in Eligible Accounts and Eligible Inventory without the prior written consent of Agent and Required Lenders, and upon such approval, the Target (to the extent such Permitted Acquisition is of the equity securities of a Person organized within the United States) shall execute a joinder agreement, in form and substance satisfactory to Agent and Borrowers, pursuant to which the Target becomes a Borrower under the Agreement and the other Loan Documents.

“Permitted Debt” shall mean subordinated or senior unsecured Debt of Omnova; provided that (a) the terms of such Debt do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to 180 days after the Stated Termination Date, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such Debt (provided that such Debt shall have interest rates and redemption premiums determined by the board of directors of Omnova to be market rates and premiums at the time of incurrence of such Debt), taken as a whole, are determined by the board of directors of Omnova to be market terms on the date of incurrence and in any event are not more restrictive on Omnova and the Subsidiaries, or materially less favorable to the Lenders, than the terms of the Loan Documents and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions and (c) the subordination terms of such Debt and all other terms and condition of such Debt are satisfactory to Agent.

“Permitted Dividend Amount” shall mean, at any time, an amount equal to the sum of(i) $40,000,000, plus (ii) if positive, an amount equal to 50% of Consolidated Net Income for the period from the Closing Date to the end of the most recently ended Fiscal Quarter for Omnova which financial statements have been delivered pursuant to Section 5.2(a) or (b), minus (iii) if negative, 100% of such loss for such period.

“Permitted Leverage Ratio” shall mean (a) for any Fiscal Quarter ending on or prior to May 31, 2011, a Leverage Ratio of no greater than 4.50:1.0, (b) for any Fiscal Quarter ending on or prior to May 31, 2012 (but after May 31, 2011), a Leverage Ratio of no greater than 4.25:1.0, (c) for any Fiscal Quarter ending on or prior to May 31, 2013 (but after May 31, 2012), a Leverage Ratio of no greater than 3.75:1.0 and (d) for any Fiscal Quarter ending after May 31, 2013, a Leverage Ratio of no greater than 3.50:1.0.

“Permitted Liens” has the meaning set forth in Section 7.18.

“Permitted Refinancing Debt” shall mean Debt of Omnova or any Subsidiary issued or incurred (including by means of the extension or renewal of existing Debt) to refinance, refund, extend or renew existing Debt (“Refinanced Debt”); provided that (a) the principal amount (or accreted value, if applicable) of such refinancing, refunding, extending or renewing

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Debt is not greater than the sum of (i) the principal amount (or accreted value, if applicable) of such Refinanced Debt plus (ii) an amount equal to unpaid accrued interest and premium thereon and fees and expenses reasonably incurred in connection with such refinancing, refunding, extension or renewal, (b) such refinancing, refunding, extending or renewing Debt has a final maturity that is no earlier than the final maturity of, and a weighted average life to maturity that is no shorter than the remaining weighted average life of, such Refinanced Debt, (c) if such Refinanced Debt or any Guarantees thereof are subordinated to the Obligations, such refinancing, refunding, extending or renewing Debt and any Guarantees thereof remain so subordinated on terms no less favorable to the Lenders and (d) such refinancing, refunding, extending or renewing Debt does not contain mandatory redemption or prepayment rights on the part of the borrower or issuer of such Debt or redemption or prepayment rights exercisable by the holder of such Debt, that in either case would require payment of greater amounts or at earlier dates by the borrower or issuer of such Debt than the Debt so refinanced, refunded, extended or renewed; provided, further, that Permitted Refinancing Debt shall not include (i) Debt of a Borrower or a Guarantor that refinances, refunds, extends or renews Debt of a Subsidiary that is not a Borrower or Guarantor or (ii) Debt of a Subsidiary that is not a Borrower or Guarantor that refinances, refunds, extends or renews Debt of a Borrower or a Guarantor.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

“Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which a Borrower or ERISA Affiliate sponsors or maintains or to which a Borrower makes, is making, or is obligated to make contributions.

“Pledge Agreement” means the Second Amended and Restated Pledge Agreement dated as of the date hereof among Borrowers, certain Subsidiaries of Borrowers and Agent for the benefit of Agent and other Lenders.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Proprietary Rights” means all of the Borrowers’ now owned and hereafter arising or acquired: registered patents, patent applications, registered copyrights, copyright applications, registered trademarks, trademark applications, and all licenses and rights related to any of the foregoing or to any technology or know-how, including, without limitation, those patents, trademarks, and copyrights set forth on Schedule 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

“Pro Rata Share” means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is

Annex A-30

the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender’s participation in Swing Line Loans and Agent Advances; provided that in the case of Section 12.15(c) when a Defaulting Lender shall exist, any such Defaulting Lender’s Commitment shall be disregarded in the calculation.

“Qualified Stock” shall mean any equity interests of Omnova other than Disqualified Stock.

“Real Estate” means all of the Borrowers’ now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrowers’ now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

“Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

“Reportable Event” means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

“Required Lenders” means at any time Lenders whose Pro Rata Shares aggregate more than 66-2/3%.

“Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Reserves” means reserves that limit the availability of credit hereunder, consisting of reserves against Availability established by Agent from time to time in Agent’s reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent’s credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage, (e) Environmental Compliance Reserves, (f) customs charges, (g) dilution, (h) warehousemen’s or bailees’ charges and (i) reserves established pursuant to Section 7.10.

“Responsible Officer” means the chief executive officer or the president of a Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower Representative, or any other officer having substantially the same authority and responsibility.

“Restricted Investment” has the meaning set forth in Section 7.11.

Annex A-31

“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans at such time.

“Revolving Loans” has the meaning specified in Section 1.2 and includes each Agent Advance and Swing Line Loan.

“Revolving Loan Note” and “Revolving Loan Notes” have the meanings specified in Section 1.2(a)(ii).

“Security Agreement” means the Second Amended and Restated Security Agreement dated as of the date hereof among Borrowers, the Domestic Subsidiaries of Borrowers and Agent for the benefit of Agent and other Lenders.

“Senior Notes” means the Senior Secured Notes maturing on November 1, 2018, bearing interest at 7.875% per annum, in the aggregate principal amount not to exceed $250,000,000.

“Senior Note Documents” means the Indenture, the Senior Notes and all other agreements and instruments evidencing or governing the terms of the Senior Notes.

“Settlement” and “Settlement Date” have the meanings specified in Section 12.15(a)(ii).

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Solvent” means, when used with respect to any Person, that at the time of determination:

(a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

(b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

(c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

(d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and

Annex A-32

circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standby LC Exposure” means. at any time, the sum of (a) the aggregate undrawn amount of all outstanding standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby LC Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total Standby LC Exposure at such time.

“Stated Termination Date” means December 9, 2015.

“Subsidiary” of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of a Borrower; provided that except for Sections 6.5, 6.16 and 5.3(g), any reference to Subsidiary of a Borrower shall exclude any entity to be formed for purposes of effecting transactions with the Asian Latex Businesses; provided further that at any time that the foregoing entity becomes a direct or indirect Wholly-Owned Subsidiary of a Borrower, the Borrower Representative may at its option by written notice to the Agent designate such entity a Subsidiary for all purposes under this Agreement.

“Supporting Obligations” means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Swing Line Commitment” has the meaning specified in Section 1.2(h), which commitment constitutes a subfacility of the Commitment for Revolving Loans of the Bank.

“Swing Line Exposure” means, at any time, the sum of the aggregate undrawn amount of all outstanding Swing Line Loans at such time. The Swing Line Exposure of any Revolving Lender at any time shall be its Pro Rata Share of the total Swing Line Exposure at such time.

“Swing Line Loan” has the meaning specified in Section 1.2(h).

“Swing Line Note” has the meaning specified in Section 1.2(h).

“Target” has the meaning set forth in the definition of “Permitted Acquisition”.

“Taxes” means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent’s or each Lender’s net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

Annex A-33

“Termination Date” means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

“Term Loan Agreement” means that certain Amended and Restated Term Loan Credit Agreement, dated as of the date hereof, by and among Omnova, Deutsche Bank Trust Company Americas, as agent and the lenders party thereto pursuant to which such lenders extended to Omnova a term loan facility in the aggregate principal amount not to exceed $200,000,000 as such amount may be increased as permitted under Section 7.13 hereof (as amended, restated, supplemented, modified, replaced or refinanced from time to time as permitted by the Intercreditor Agreement).

“Term Loan Documents” means the Term Loan Agreement, the Loan Documents (as defined in the Term Loan Agreement) and each of the other agreements, documents and instruments executed and/or delivered in connection therewith (as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of the Intercreditor Agreement).

“Total Facility” has the meaning specified in Section 1.1.

“Total Indebtedness” means, at any date, the aggregate principal amount of all Debt of the Borrowers and their Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

“Transactions” means (i) the indefeasible repayment in full of the Acquired Business Existing Indebtedness, (ii) the consummation of the Acquisition, (iii) the incurrence of Debt and related transactions under the Senior Note Documents and Term Loan Documents, (iv) the incurrence of any Revolving Loans hereunder, (v) the internal corporate reorganization transactions described on Schedule 7 hereto and (vi) the payment of fees and expenses in connection with the foregoing.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Illinois or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities (within the meaning of Code § 412, over the current value of that Pension Plan’s assets allocable to such benefit liability, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unused Letter of Credit Subfacility” means an amount equal to $15,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

Annex A-34

“Unused Line Fee” has the meaning specified in Section 2.5.

Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower Representative notifies the Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof,” “herein,” “hereunder” and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

(c) (i) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(ii) The term “including” is not limiting and means “including without limitation.”

(iii) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(iv) The word “or” is not exclusive.

(d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

(f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

Annex A-35

(g) For purposes of Section 9.1, a breach of a financial covenant contained in Section 7.23 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

(h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent’s or Lenders’ involvement in their preparation.

Annex A-36

Schedule 6.3

OMNOVA Solutions Inc. - Good Standings

1.	Omnova-All 50 States in the United States
2.	Eliokem—Delaware and Ohio

Schedule 6.5

See Attached Organizational Chart

OMNOVA Solutions Inc.

Relevant Structure After Reorganization

Draft

OMNOVA Solutions Inc.
OMNOVA Asia Pacific Corp. (Mauritius)
OMNOVA Solutions Performance Chemicals (Singapore)
Decorative Products Thailand, Inc. (U.S.)
Eliokem Topco Inc. (U.S.)
OMNOVA Overseas, Inc. (U.S.)
OMNOVA Wallcovering (USA) Inc.
OMNOVA Performance Chemical Trading (Shanghai)
OMNOVA Holdings (Gibraltar) Limited
Decorative Products Singapore Pte. Ltd.
OMNOVA Decorative Products (Thailand) Company Ltd
Eliokem Inc. (U.S.)
OMNOVA Wallcovering (UK) Limited
OMNOVA Solutions (Gibraltar) Limited
90%
10%
OMNOVA Decorative Products (Shanghai) Co.Ltd.
OMNOVA Decorative Products (Taicang) Company Ltd
Archwood Land & Building Co., LLC
OMNOVA Solutions (Gibraltar) Limited S.C.S.
OMNOVA Solutions Lux S.a.r.l.
OMNOVA SOLUTIONS FRANCE HOLDING SAS
Eliokem International SAS (France)
Note (1)
Eliokem India France Holding (France)
Eliokem SAS (France)
99.99%
.01%
Eliokem India Private Limited (India)
Eliokem China France Holding (France)
Eliokem Mauritius Trading (Mauritius)
Eliokem Shanghai Trading Co. (China)
Eliokem Holding Ltd. (Mauritius)
Eliokem Shanghai Co. Ltd (Caojing - China)
Eliokem Ningbo Co, Ltd (China)
OMNOVA Solutions Sarl (France)
Muraspec SARL (France)
Muraspec Polska Sp. z.oo (Poland)
OMNOVA Performance Chemicals (UK) Limited
Muraspec Dubai (UAE)

NOTE:
1 – Eliokem International SAS (France) may merge into OMNOVA SOLUTIONS FRANCE HOLDING SAS following the acquisition.

PricewaterhouseCoopers LLP

DRAFT – FOR DISCUSSION PURPOSES ONLY

Confidential information for the sole benefit and use of PwC's Client.

Schedule 6.9

DEBT

Lines of Credit in a maximum amount of 275 Million Indian Rupees from BNP Paribas to Eiloikem India Private Limited guaranteed by Eliokem International, payable on demand.

Schedule 6.11

Real Estate

Entity of Record	Common Name and Address	Owned, Leased or Other Interest	Purpose/ Use	To be Encumbered by Mortgage	Option to Purchase/ Right of First Refusal	Landlord Waiver to be provided
1. Omnova	2990 Gilchrist Road Akron, OH Summit County	Owned	Corporate Technology Center	Yes

2. Omnova	83 Authority Dr. and 119 Authority Dr. Fitchburg, MA Worchester County	Owned	Manufacturing Facility	Yes

3. Omnova	95 Hickory Drive Auburn, PA Schuylkill County	Owned	Manufacturing Facility	Yes

4. Omnova	1601 Highway 41 SW Calhoun, GA Gordon County	Owned	Manufacturing Facility	Yes

5. Omnova	1455 J.A. Cochran Bypass Chester, SC Chester County	Owned	Manufacturing Facility	Yes

6. Omnova	133 Yorkville Road East Columbus, MS Lowndes County	Owned	Manufacturing Facility	Yes

7. Omnova	Chambers Ave Jeannette, PA Westmoreland County	Owned	Manufacturing Facility	Yes

8. Omnova	165 S. Cleveland Ave. Mogadore, OH Portage County	Owned	Manufacturing Facility	Yes

Entity of Record	Common Name and Address	Owned, Leased or Other Interest	Purpose/ Use	To be Encumbered by Mortgage	Option to Purchase/ Right of First Refusal	Landlord Waiver to be provided
9. Omnova	2011 Rocky River Road North Monroe, NC Union County	Owned	Manufacturing Facility	Yes

10. Omnova	1701 Cornell Rd. Green Bay, WI Brown County	Owned	Design Center/ Office	Yes

11 . Eliokem	1380 Tech Way Drive, Akron , Ohio Summit County	Owned	Plant	Yes

12. Archwood	1417 East Archwood Ave. Akron, Ohio Summit County	Owned	Future Expansion Site	Yes

13. Omnova	Sand Run Road 10.293 Acres Vacant Land Fairlawn, OH Summit County	Owned	Vacant Land	No

14. Omnova	3, 000 RR Track Mogadore, OH Summit County	Leased	Railroad Track	No	None	No

15. Omnova	235 Brickyard Road Dalton, GA Whitfield County	Leased	Terminal	No	None	No

16. Omnova	Chambers Ave. Adjacent to Mfg. Building Jeannette, PA Westmoreland County	Leased	Parking Lot	No	None	No

17. Omnova	1609 Rocky River Road North Monroe, NC	Leased	Warehouse - replaced Chambers Ave. Warehouses	No	None	Yes

18. Omnova	175 Ghent Road Fairlawn, OH Summit County	Leased	Corporate Headquarters	No	Yes	No

Entity of Record	Common Name and Address	Owned, Leased or Other Interest	Purpose/ Use	To be Encumbered by Mortgage	Option to Purchase/ Right of First Refusal	Landlord Waiver to be provided
19. Eliokem	1452East Archwood Ave. Akron, Ohio Summit County	Leased	Offices, Flare Stack and tanks	No	No	No

20. Eliokem	1380 Tech Way Drive, Akron , Ohio Summit County	Leased	Parking Lot	No	No	No

21.Omnova	Westset Distribution 18301 South Broadwick St. Rancho Dominguez, CA Los Angeles County	Leased	Warehouse Space	No	No	No

22. Omnova	Auburn, Maine-Misc Locations	Leased —company reports lease as terminated or to be terminated	Warehouse Space	No	No	No

23. Omnova	5300 Cureton Ferry Road Catawba, South Carolina	Leased	Warehouse Space	No	No	No

Schedule 6.12

Proprietary Rights

See Attached Reports

Omnova Solutions, Inc.

Patent Portfolio

Number	Title	Assignments

US20030089067	Modified copolymer latex binder	5

US20040023578	Highly durable, coated fabrics exhibiting hydrophobicity	4

US20060272281	Wall lining	3

US20050118402	Camouflage covering	3

US20060012063	Dispense and control apparatus and method for coating an injection molded article	3

US20060131771	Quality assurance method for coated parts	3

US20060125151	Pressure and temperature guidance in an in-mold coating process	4

US20100221437	Base-coat in-mold coating	2

US20060222827	Camouflage covering	3

US20070191803	Binder compositions	3

US20040148051	Modeling method and program for in-mold coating an injection molded thermoplastic article	3

US20050054760	Gypsum wallboard	2

US20050048213	METHOD OF MAKING AN EASILY CLEANABLE POLYMER LAMINATE	2

US20060089073	Moisture transmissive laminate	3

US20090214841	Method of Manufacturing Thermoplastic Membrane Articles and Methods of Use	2

4284758	SIFTING DEVICE	5

4285690	NOVEL REACTANTS FOR CROSSLINKING TEXTILE FABRICS	6

4300898	COMPOSITIONS FOR TREATING TEXTILE FABRICS	6

4315790	DECORATION OF FLEXIBLE SUBSTRATES	5

4332586	NOVEL REACTANTS FOR CROSSLINKING TEXTILE FABRICS	6

4345063	GLYOXAL/CYCLIC UREA CONDENSATES	6

4351871	DECORATING TEXTILE FABRICS	5

4396391	TREATING CELLULOSE TEXTILE FABRICS WITH DIMETHYLOL DIHYDROXYETHYLENEUREA - POLYOL	7

4455416	CYCLIC UREA/GLYOXAL/POLYOL CONDENSATES AND THEIR USE IN TREATING TEXTILE FABRICS AND PAPER	7

4505712	CYCLIC UREA/GLYOXAL/POLYOL CONDENSATES AND THEIR USE IN TREATING TEXTILE FABRICS AND PAPER	6

4537634	NOVEL COMPOUNDS AND THEIR USE AS ZERS FOR BINDERS FOR PAPER COATING COMPOSITIONS	6

4547580	DIOXANE COMPOUNDS AND THEIR USE AS ZERS FOR BINDERS FOR PAPER COATING COMPOSITIONS	6

4559374	CONTINUOUS EMULSION POLYMERIZATION PROCESS ATION OF FLAME-RETARDANT LATEX

4616057	POLYMER EMULSION CONTAINING AN POLYMER NETWORK	7

4619665	SHEET CONTAINING HEAT TRANSFERABLE DYE AND NG AGENT FOR HEAT TRANSFER PRINTING	7

4625029	NOVEL CYCLIC UREAS	7

4656296	NOVEL COMPOUNDS AND THEIR USE AS FOR BINDERS FOR PAPER COATING COMPOSITIONS	7

4683165	BINDER FOR FIBERS OR FABRICS	7

4686260	PRINTING INK COMPOSITION	7

4788008	FLAME RETARDANT VINYLIDENE CHLORIDE LATEXES AND COATINGS THEREOF	8

4808660	LATEX CONTAINING COPOLYMERS HAVING A PLURALITY OF ACTIVATABLE FUNCTIONAL ESTER GROUPS THEREIN	6

4816314	RELEASE MEDIUM FOR USE IN THE PRODUCTION OF ABRASION-RESISTANT DECORATIVE LAMINATES AND A METHOD FOR THE PRODUCTION OF ABRASION- RESISTANT DECORATIVE LAMINATES	7

4906299	TING INSOLUBILIZER FOR PAPER COATING COMPOSITION	6

4910070	OPAQUE DECORATIVE PLEATABLE MATERIAL AND METHOD OF MANUFACTURING SAME	4

50323	GLYOXAL MODIFIED AQUEOUS STARCH DISPERSION AND METHO	6

5116890	NON-FORMALDEHYDE SELF CROSSLINKING LATEX	5

5132052	FAST CURE IN-MOLD COATING	5

5147908	CATIONIC POLYVINYL ALCOHOL BINDER ADDITIVE	6

5177128	PAPER COATING COMPOSITION	4

5190997	ADHESIVE COMPOSITION	4

5268030	PAPER COATING COMPOSITION CONTAINING A ZIRCONIUM CHELATE INSOLUBILIZER	6

5292363	PAPERMARKING COMPOSITION, PROCESS USING SAME, AND PAPER PRODUCED THEREFROM	5

5296024	PAPERMAKING COMPOSITIONS, PROCESS USING SAME, AND PAPER PRODUCED THEREFROM	9

5352372	TEXTILE RESINS WITH REDUCED FREE FORMALDEHYDE	5

5354803	POLYVINYL ALCOHOL GRAFT COPOLYMER NONWOVEN BINDER EMULSION

5364681	LAMINA WALL COVERING	5

5393334	KING COMPOSITIONS, PROCESS USING SAME, R PRODUCED THEREFROM	6

Number	Title	Assignments

6201095	COLOR IMPROVEMENT OF DME-MELAMINE RESINS	6

6238789	BREATHABLE WALLCOVERING	6

6303000	PAPER MAKING PROCESS UTILIZING A REACTIVE CATIONIC STARCH COMPOSITION	5

6337359	LATEX BINDER FOR NONWOVEN FIBERS AND ARTICLE MADE THEREWITH	4

6365647	Process for preparing a polymeric latex	4

6372675	NONWOVEN FABRIC NON-CELLULOSE FIBERS HAVING IMPROVED WET TENSILE STRENGTH	4

6383651	POLYESTER WITH PARTIALLY FLUORINATED SIDE CHAINS	5

6414070	FLAME RESISTANT POLYOLEFIN COMPOSITIONS CONTAINING ORGANICALLY MODIFIED CLAY

6423418	EASILY CLEANABLE POLYMER LAMINATES

6425978	LATEX BINDER FOR NONWOVEN FIBERS AND ARTICLE MADE THEREWITH

6465565	ANIONIC WATERBORNE POLYURETHANE DISPERSIONS CONTAINING POLYFLUOROOXETANES	3

6465566	ANIONIC WATERBORNE POLYURETHANE DISPERSIONS CONTAINING POLYFLUOROOXETANES	3

6488764	CEMENT COMPOSITION WITH POLYMERIC LATEXES PREPARED IN THE PRESENCE OF AMPS SEED	4

6525130	POLYMERIZATION OF SILICONE IN A SURFACTANT MEDIUM	3

6579966	CURED POLYESTERS CONTAINING FLUORINATED SIDE CHAINS	3

6617033	METHOD FOR IN-MOLD COATING A POLYOLEFIN ARTICLE	4

6660828	FLUORINATED SHORT CARBON ATOM SIDE CHAIN AND POLAR GROUP CONTAINING POLYMER, AND FLOW, OR LEVELING, OR WETTING AGENTS THEREOF	6

6673889	RADIATION CURABLE COATING CONTAINING POLYFUOROOXETANE	16

6676877	MOLD RUNNER FOR PREVENTION OF IN-MOLD COATING FLOW	4

586051	CURED POLYESTERS CONTAINING FLUORINATED SIDE CHAINS	5

6720076	IN-MOLD PRIMER COATING FOR THERMOPLASTIC SUBSTRATES	4

6727344	MONOHYDRIC POLYFLUOROOXETANE POLYMER AND RADIATION CURABLE COATINGS CONTAINING A MONOFUNCTIONAL POLYFLUOROOXETANE POLYMER	13

6755907	GYPSUM WALLBOARD	4

6793861	OPTIMIZATION OF IN-MOLD COATING INJECTION MOLDED THERMOPLASTIC SUBSTRATES	6

6849682	VOC CONTAINMENT COATING, METHODS AND ARTICLES	4

6855775	POLYMERIC BLOCKS OF AN OXETANE OLIGOMER, POLYMER OR COPOLYMER, CONTAINING ETHER SIDE CHAINS TERMINATED BY FLUORINATED ALIPHATIC GROUPS, AND HYDROCARBON POLYMERS OR COPOLYMERS	6

6861134	RETROREFLECTIVE ARTICLES OF NANOPOROUS CONSTRUCTION AND METHOD FOR THE MANUFACTURE THEREOF	4

6863981	IN-MOLD APPEARANCE COATINGS FOR NYLON AND NYLON BASED THERM SUBSTRATES	4

6871898	SOFT COVER FOR VEHICLES AND PROCESS FOR MAKING	3

6875389	METHOD FOR IN-MOLD COATING A POLYOLEFIN ARTICLE	3

6881778	POLYVINYL ALCOHOL COPOLYMER COMPOSITION	3

6884056	MOLD RUNNER FOR PREVENTION OF IN-MOLD COATING FLOW	2

6887550	REMOVABLE DEFINED FLANGE FOR IN-MOLD COATING CONTAINMENT	4

6890469	SELECTIVELY CONTROLLING IN-MOLD COATING FLOW	4

6927276	MONOHYDRIC POLYFLUOROOXETANE OLIGOMERS, POLYMERS, AND COPOLYMERS AND COATING CONTAINING THE SAME	12

Number	Title	Assignments

6962966	MONOHYDRIC POLYFLUOROOXETANE OLIGOMERS, POLYMERS, AND COPOLYMERS AND COATINGS CONTAINING THE SAME	14

6972317	MONOHYDRIC POLYFLUOROOXETANE POLYMER AND RADIATION CURABLE COATINGS CONTAINING A MONOFUNCTIONAL POLYFLUOROOXETANE POLYMER	12

6987153	LATEX BINDER FOR NONWOVEN FIBERS AND ARTICLE MADE THEREWITH	2

7022801	POLYMERIC SURFACTANTS DERIVED FROM CYCLIC MONOMERS HAVING PENDANT FLUORINATED CARBON GROUPS	4

7029759	HALOGEN-CONTAINING VINYL POLYMER COMPOSITIONS	4

7045213	IN-MOLD COATING INJECTION INLET FLOW CONTROL	4

7087710	POLYMERIC SURFACTANTS DERIVED FROM CYCLIC MONOMERS HAVING PENDANT FLUORINATED CARBON GROUPS	2

7105231	IN-MOLD COATING BARRIER FOR A SUBSTRATE INJECTION ORIFICE	4

7257520	METHOD AND SYSTEM FOR IN-MOLD COATING FLOW SIMULATION	5

7289874	METHOD OF DESIGNING AND PRODUCING A MOLD	3

7320829	FLUORINATED POLYMER AND AMINE RESIN COMPOSITIONS AND PRODUCTS FORMED THEREFROM	3

7547404	METHOD FOR MODIFYING EXISTING MOLD SYSTEMS TO UTILIZE AN IN-MOLD APPARATUS	3

7608710	CATIONIC SURFACTANTS	3

7629410	LATEX COMPOSITIONS	3

7727436	COATING DERIVED FROM POLYESTERS CROSSLINKED WITH MELAMINE FORMALDEHYDE	3

7766648	COATING IN MULTIPLE INJECTION MOLDING PART CAVITIES	3

US20090324936*	AQUEOUS FLOOR POLISHING COMPOSITION	1

US20100173169*	PAPER SURFACE TREATMENT COMPOSITIONS	1

US20010003625*	HEAT WELDABLE EPDM ROFFING MEMBRANE	3

US20010027224*	Method and apparatus for selectively curing a sheet of EPDM material	2

US20020127420*	TWO STAGE THERMOFORMABLE FLUORINATED POLYOXETANE-POLYESTER COPOLYMERS	3

US20030109662*	POLYMERIC SURFACTANTS DERIVED FROM CYCLIC MONOMERS HAVING PENDANT FLUORINATED CARBON GROUPS	4

US20030090035*	METHOD OF MOLDING A PANEL	4

US20030138650*	Polyester coetherified melamine formaldehyde copolymers	3

US20040071978*	Laminate and method of production	2

US20060012062*	Method and apparatus for metering and controlling dispense rate	1

US20040071980*	Method for in-mold coating a polyolefin article	1

US20080041544*	PAPER MANUFACTURING USING AGGLOMERATED HOLLOW PARTICLE LATEX	3

US20080311416*	PAPER COATING COMPOSITIONS, COATED PAPERS, AND METHODS	3

US20090208710*	Coating compositions and related products and methods	1

3563777	* EXPO DATA IS NOT AVAILABLE FOR THIS RECORD *	4

5650483	PREPARATION OF MONO-SUBSTITUTED FLUORINATED OXETANE PREPOLYMERS	20

5654450	MONO-SUBSTITUTED FLUORINATED OXETANE MONOMERS	20

Number	Title	Assignments

5668250	POLYETHER COPREPOLYMERS FORMED FROM MONO-SUBSTITUTED FLUORINATED OXETANE MONOMERS AND TETRAHYDROFURAN	20

5668251	PREPARATION OF MONO-SUBSTITUTED FLUORINATED MONOMERS AND TETRAHYDRO- FURAN	20

5703194	FLUORINATED THERMOSET POLYURETHANE ELASTOMERS PREPARED FROM POLYETHER COPREPOLYMERS FORMED FROM MONO-SUBSTITUTED FLUORINATED OXETANE MONOMERS AND TETRAHYDROFURAN	17

5807977	POLYMERS AND PREPOLYMERS FROM MONO-SUBSTITUTED FLUORINATED OXETANE MONOMERS	21

6004645	SINGLE-PLY MEMBRANE ROOFING SYSTEM	4

6033737	EMBOSSABLE WATER BASED VINYL CHLORIDE POLYMER LAMINATE	5

6037483	SOLVENT-FREE PROCESS FOR THE PREPARATION OF MONO-SUBSTITUTED FLUORINATED OXETANE MONOMERS	17

6055786	HEAT WELD INDICATOR FOR THERMOPLASTIC ROOFING MEMBRANE	4

6093354	METHOD OF CONTINUOUSLY CURING A SHEET FORMED OF EPDM MATERIAL	4

6127455	PROCESS FOR FORMING A SEED POLYMER	3

6127476	AQUEOUS RUBBER COMPOSITION	3

6180243	EMBOSSABLE WATER-BASED VINYL CHLORIDE POLYMER LAMINATE	2

6187122	DUAL-WELD ROOF MEMBRANE WELDING APPARATUS AND METHOD OF USING SAME	4

6238502	SINGLE-FLY MEMBRANE ROOFING SYSTEM	4

6253528	APPARATUS FOR APPLYING TPO ADHESIVE TO A SINGLE-PLY ROOFING MEMBRANE	4

6291542	METHOD AND APPARATUS FOR SELECTIVELY CURING A SHEET, OF EPDM MSTERIAL	4

6394166	APPARATUS FOR APPLYING TPO ADHESIVE TO A SINGLE-PLY ROOFING MEMBRANE	4

6403760	MONOHYDRIC POLYFLUOROOXETANE POLYMER AND RADIATION CURABLE COATINGS CONTAINING A MONOFUNCTIONAL POLYFLUOROOXETANE POLYMER	12

6432269	OPACIFIER FOR ALKALINE PAPER	2

6436540	CO-MINGLED POLYURETHANE-POLYVINYL ESTER POLYMER COMPOSITIONS AND LAMINATES	2

6537402	MEMBRANE WELDING APPARATUS INCLUDING A VISUAL SEAM MARKER	3

6607793	LARGE WIDTH HEAT-WELDABLE ROOF MEMBRANE	4

6615892	METHOD AND APPARATUS FOR SEAMING WIDE PANELS OF EPDM MEMBRANE TO FORM A COMPOSITE EPDM ROOFING MEMBRANE	4

6825316	AMORPHOUS POLYETHER GLYCOLS BASED ON BIS-SUBSTITUTED OXETANE AND TETRAHAYDROFURAN MONOMERS	15

6998460	AMORPHOUS POLYETHER GLYCOLS BASED ON BIS-SUBSTITUTED OXETANE AND TETRAHYDROFURAN MONOMERS	11

7101598	SELF ADHERING MEMBRANE FOR ROOFING APPLICATIONS	3

7430837	MEMBRANE WITH MECHANICAL SECUREMENT ATTACHED	2

Number		Title

1	7,766,648	Coating in multiple injection molding part cavities

2	7,727,436	Coating derived from polyesters crosslinked with melamine formaldehyde

3	7,629,410	Latex compositions

4	7,608,710	Cationic surfactants

5	7,547,404	Method for modifying existing mold systems to utilize an in-mold apparatus

6	7,320,829	Fluorinated polymer and amine resin compositions and products formed therefrom

7	7,289,874	Method of designing and producing a mold

8	7,257,520	Method and system for in-mold coating flow simulation

9	7,105,231	In-mold coating barrier for a substrate injection orifice

10	7,087,710	Polymeric surfactants derived from cyclic monomers having pendant fluorinated carbon groups

11	7,045,213	In-mold coating injection inlet flow control

12	7,029,759	Halogen-containing vinyl polymer compositions

13	7,022,801	Polymeric surfactants derived from cyclic monomers having pendant fluorinated carbon groups

14	6,998,460	Amorphous polyether glycols based on bis-substituted oxetane and tetrahydrofuran monomers

15	6,972,317	Monohydric polyfluorooxetane polymer and radiation curable coatings containing a monofunctional polyfluorooxetane polymer

16	6,962,966	Monohydric polyfluorooxetane oligomers, polymers, and copolymers and coatings containing the same

17	6,927,276	Monohydric polyfluorooxetane oligomers, polymers, and copolymers and coating containing the same

18	6,890,469	Selectively controlling in-mold coating flow

19	6,887,550	Removable defined flange for in-mold coating containment

20	6,884,056	Mold runner for prevention of in-mold coating flow

Mark Searched:	Eliokem, Inc. or Eliokem Topco, Inc.

Federal Summary

©2010, CT Corsearch. All Rights Reserved.	Page 7 of 45

Mark Searched:	Eliokem, Inc. or Eliokem Topco, Inc.

Federal Summary

©2010, CT Corsearch. All Rights Reserved.	Page 7 of 45

Mark Searched:	Muraspec N.A. LLC or Muraspec N.A. Of Canada Ltd.

Federal Summary

Federal Trademark References	Status	Doc No.	Page

MYSTICAL ( Int’l. Class: 27) SN 78- 133 108 MURASPEC N.A. LLC (DELAWARE LIMITED LIABILITY COMPANY)	ABANDONED – EXPRESS	F-l	9

INSPIRED SOLUTIONS FOR COMMERCIAL WALL SURFACES ( Int’l. Class: 35) SN 76-520945 OMNOVA SOLUTIONS INC. (OHIO CORP.)	REGISTERED	F-2	10

©2010, CT Corsearch. All Rights Reserved.	Page 8 of 19

Mark Searched:	Omnova Wallcovering (USA), Inc.

Federal Summary

©2010, CT Corsearch. All Rights Reserved.	Page 7 of 21

Mark Searched:	Omnova Solutions, Inc.

Federal Summary

Federal Trademark References	Status	Doc No.	Page

MORSEAL (Int’l. Class: 2) SN 76-137846	ABANDONED – AFTER TTAB PROCEEDING	F-1	25
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GEN-TEX (Int’l. Class: 27)	RENEWED	F-2	26
SN 73-577422 OMNOVA SOLUTIONS INC. (NO COUNTRY PROVIDED CORP.)

SEQUABOND (Int’l. Class: 1)	RENEWED	F-3	28
SN 73-721583 OMNOVA SOLUTIONS INC. (STATELESS CORP.)

DIVERSIWALL (Int’l. Class: 17)	RENEWED	F-4	30
SN 75-144150 OMNOVA SOLUTIONS INC. (OHIO CORP.)

LYTRON (Int’l. Class: 1)	RENEWED	F-5	32
SN 71-589032 OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENTAC (Int’l. Class: 1)	RENEWED	F-6	34
SN 71-640622 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PERMAFRESH (Int’l. Class: 1)	RENEWED	F-7	36
SN 72-046674 OMNOVA SOLUTIONS INC. (OHIO CORP.)

NAUTOLEX (Int’l. Class: 22)	RENEWED	F-8	39
SN 72-058092 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PERMAFRESH (Int’l. Class: 1)	RENEWED	F-9	41
SN 72-080372
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PERMAFRESH (Int’l. Class: 1)	RENEWED	F-10	44
SN 72-080373
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PERMAFRESH (Int’l. Class: 1)	RENEWED	F-11	47
SN 72-080375
OMNOVA SOLUTIONS INC. (OHIO CORP.)

NORANE (Int’l. Class: 1)	RENEWED	F-12	50
SN 72-080383
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENFLO (Int’l. Class: 1)	RENEWED	F-13	52
SN 72-153169
OMNOVA SOLUTIONS INC. (OHIO CORP.)

©2010, CT Corsearch. All Rights Reserved.	Page 8 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Owner Search Strategy (cont’d)

©2010, CT Corsearch. All Rights Reserved.	Page 7 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

RENEER (Int’l. Class: 17)	RENEWED	F-14	54
SN 72-224999 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PRYM (Int’l. Class: 1)	RENEWED	F-15	56
SN 72-289043 OMNOVA SOLUTIONS INC. (OHIO CORP.)

SUNREZ (Int’l. Class: 1)	RENEWED	F-16	58
SN 72-322629 OMNOVA SOLUTIONS INC. (OHIO CORP.)

RENDURA (Int’l. Class: 17)	RENEWED	F-17	60
SN 72-418037 OMNOVA SOLUTIONS INC. (OHIO CORP.)

CONLEX (Int’l. Class: 1)	RENEWED	F-18	62
SN 73-069873 OMNOVA SOLUTIONS INC. (OHIO CORP.)

SULFANOLE (Int’l. Class: 1)	RENEWED	F-19	65
SN 73-098869 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PRYM (Int’l. Class: 1)	RENEWED	F-20	67
SN 73-098870 OMNOVA SOLUTIONS INC. (OHIO CORP.)

IMPREGNOLE (Int’l. Class: 1)	RENEWED	F-21	69
SN 73-098871 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PREFIXX (Stylized) (Int’l. Class: 2)	RENEWED	F-22	71
SN 73-568587
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MOR-GLO (Int’l. Class: 1)	RENEWED	F-23	73
SN 73-639249
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SEQUAPEL (Int’l. Class: 1)	RENEWED	F-24	76
SN 72-692695
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PERMALOFT (Int’l. Class: 1)	RENEWED	F-25	78
SN 73-725676
OMNOVA SOLUTIONS INC. (OHIO CORP.)

WEBCORE (Int’l. Class: 17)	RENEWED	F-26	80
SN 73-808935
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SEQUABOND (Int’l. Class: 1)	RENEWED	F-27	83
SN 73-821597
OMNOVA SOLUTIONS INC. (OHIO CORP.)

©2010, CT Corsearch. All Rights Reserved.	Page 9 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

DIVERSIWALL (Int’l. Class: 27)	RENEWED	F-28	85
SN 74-037683
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PREVAILL (Int’l. Class: 12)	RENEWED	F-29	87
SN 74-115081
OMNOVA SOLUTIONS INC. (OHIO CORP.)

NM (Int’l. Class: 17)	RENEWED	F-30	89
SN 74-219856
OMNOVA SOLUTIONS INC. (OHIO CORP.)

FOUNDATIONS (Int’l. Class: 27)	RENEWED	F-31	92
SN 74-395974
OMNOVA SOLUTIONS INC. (OHIO CORP.)

LIFELINES (Int’l. Class: 27)	RENEWED	F-32	94
SN 74-546783
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PREVAILL AK (Int’l. Class: 24)	RENEWED	F-33	96
SN 75-053744
OMNOVA SOLUTIONS INC. (OHIO CORP.)

BOLTAWALL (Int’l. Class: 27)	RENEWED	F-34	98
SN 75-078490
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENCRYL (Int’l. Class: 1)	RENEWED	F-35	100
SN 75-121514
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENFILM (Int’l. Class: 17)	RENEWED	F-36	102
SN 75-369416
OMNOVA SOLUTIONS INC. (OHIO CORP.)

DURATOUCH (Int’l. Class: 24)	RENEWED	F-37	105
SN 75-469157
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENGLAZE (Int’l. Class: 1)	RENEWED	F-38	107
SN 75-635289
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENCAL (Int’l. Class: 1)	REGISTERED 8 &15	F-39	109
SN 75-482631
OMNOVA SOLUTIONS INC. (OHIO CORP.)

STYLECOAT (Int’l. Class: 1)	REGISTERED 8 &15	F-40	111
SN 75-898928
OMNOVA SOLUTIONS INC. (OHIO CORP.)

CACHE (Int’l. Class: 27)	REGISTERED 8 &15	F-41	113
SN 75-905923
OMNOVA SOLUTIONS INC. (OHIO CORP.)

©2010, CT Corsearch. All Rights Reserved.	Page 10 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

OMNABLOC (Int’l. Class: 1)	REGISTERED 8 &15	F-42	115
SN 76-009456
OMNOVA SOLUTIONS INC. (OHIO CORP.)

OMNOVA SOLUTIONS INC. and Design (Int’l. Class: 1,2,16,18,24,27)	REGISTERED 8 &15	F-43	117
SN 76-036622
OMNOVA SOLUTIONS INC. (OHIO CORP.)

NOVAJET (Int’l. Class: 17)	REGISTERED	F-44	119
SN 76-046067
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MYKOSIL (Int’l. Class: 1)	REGISTERED 8 &15	F-45	121
SN 76-053570
OMNOVA SOLUTIONS INC. (OHIO CORP.)

OMNATUF (Int’l. Class: 1)	REGISTERED 8 &15	F-46	123
SN 76-054265
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MYKOSOFT (Int’l. Class: 1)	REGISTERED 8 &15	F-47	125
SN 76-053645
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MEMERASE (Int’l. Class: 27)	REGISTERED 8 &15	F-48	127
SN 76-059323
OMNOVA SOLUTIONS INC. (OHIO CORP.)

X-CAPE (Int’l. Class: 1)	REGISTERED 8 &15	F-49	129
SN 76-114013
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SEQUABOND (Int’l. Class: 1)	REGISTERED 8 &15	F-50	130
SN 78-060533
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ACRYGEN (Int’l. Class: 1)	REGISTERED 8 &15	F-51	132
SN 76-250622
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SURF(X) (Int’l. Class: 17)	REGISTERED 8 &15	F-52	135
SN 76-354263
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SURF (X) and Design (Int’l. Class: 17)	REGISTERED 8 &15	F-53	137
SN 76-477969
OMNOVA SOLUTIONS INC. (OHIO CORP.)

VIEWNIQUE (Int’l. Class: 27,40)	REGISTERED	F-54	139
SN 78-254878
OMNOVA SOLUTIONS INC. (OHIO CORP.)

INSPIRED SOLUTIONS FOR COMMERCIAL WALL SURFACES (Int’l. Class: 35)	REGISTERED	F-55	140
SN 76-520945

©2010, CT Corsearch. All Rights Reserved.	Page 11 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

OMNOVA SOLUTIONS INC. (OHIO CORP.)

LANARK (Int’l. Class: 27)	REGISTERED	F-56	141
SN 78-294755
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PT and Design (Int’l. Class: 1)	REGISTERED	F-57	142
SN 78-332614
OMNOVA SOLUTIONS INC. (OHIO CORP.)

BOLTASOFT (Int’l. Class: 24)	REGISTERED	F-58	144
SN 78-402972
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ENDURION and Design (Int’l. Class: 24)	REGISTERED	F-59	146
SN 78-529938
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PREFIXX (Int’l. Class: 2)	REGISTERED	F-60	148
SN 78-577477
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SUNCRYL (Int’l. Class: 1)	REGISTERED	F-61	150
SN 78-624104
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENON (Int’l. Class: 27)	REGISTERED	F-62	152
SN 78-665507
OMNOVA SOLUTIONS INC. (OHIO CORP.)

REACTOPAQUE (Int’l. Class: 1)	REGISTERED	F-63	153
SN 78-714800
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENCEAL (Int’l. Class: 1)	REGISTERED	F-64	155
SN 78-864008
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENCRYL PT (Int’l. Class: 1)	REGISTERED	F-65	157
SN 78-872257
OMNOVA SOLUTIONS INC. (OHIO CORP.)

OMNAPEL (Int’l. Class: 1)	REGISTERED	F-66	159
SN 77-117899
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SUNKEM (Int’l. Class: 4)	REGISTERED	F-67	160
SN 77-320382
OMNOVA SOLUTIONS INC. (OHIO CORP.)

BOLTASPORT (Int’l. Class: 24)	REGISTERED	F-68	161
SN 77-497313
OMNOVA SOLUTIONS INC. (OHIO CORP.)

RECORE and Design (Int’l. Class: 27)	REGISTERED	F-69	162
SN 77-714771

©2010, CT Corsearch. All Rights Reserved.	Page 12 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

OMNOVA SOLUTIONS INC. (OHIO CORP.)

ECORE and Design (Int’l. Class: 27)	REGISTERED	F-70	163
SN 77-714776
OMNOVA SOLUTIONS INC. (OHIO CORP.)

RECORE (Int’l. Class: 27)	REGISTERED	F-71	164
SN 77-865324
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ECORE (Int’l. Class: 27)	REGISTERED	F-72	165
SN 77-868605
OMNOVA SOLUTIONS INC. (OHIO CORP.)

DIVERSIWALL D and Design (Int’l. Class: 17)	PUBLISHED	F-73	166
SN 77-855531
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PERMAFRESH (Stylized) (Int’l. Class: 1)	EXPIRED	F-74	167
SN 71-408866
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ELASTOTHERM (Int’l. Class: 17)	EXPIRED	F-75	170
SN 72-227740
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENON (Stylized) (Int’l. Class: 27)	EXPIRED	F-76	172
SN 72-288509
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GLASSCLEAR (Int’l. Class: 17)	EXPIRED	F-77	175
SN 72-416123
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ELASTOVIN (Int’l. Class: 17)	EXPIRED	F-78	177
SN 72-418036
OMNOVA SOLUTIONS INC. (OHIO CORP.)

BOLTA TEX (Stylized) (Int’l. Class: 27)	EXPIRED	F-79	179
SN 73-115462
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENGLAZE (Int’l. Class: 1)	EXPIRED	F-80	181
SN 73-159884
OMNOVA SOLUTIONS INC. (OHIO CORP.)

NOVABRITE (Int’l. Class: 17) SN 75-937897	ABANDONED - NO STATEMENT OF USE	F-81	183
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ENVISION (Int’l. Class: 27) SN 76-057603	ABANDONED - NO STATEMENT OF USE	F-82	184
OMNOVA SOLUTIONS INC. (OHIO CORP.)

©2010, CT Corsearch. All Rights Reserved.	Page 13 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

MURASPEC (Int’l. Class: 27) SN 76-059322	ABANDONED - NO STATEMENT OF USE	F-83	185
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SOFDURA (Int’l. Class: 24) SN 76-076412	ABANDONED - NO STATEMENT OF USE	F-84	186
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PROJECTIONS (Int’l. Class: 27) SN 76-277579	ABANDONED - NO STATEMENT OF USE	F-85	187
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ROHMNOVA and Design (Int’l. Class: 1) SN 76-400633	ABANDONED - NO STATEMENT OF USE	F-86	188
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ROHMNOVA (Int’l. Class: 1) SN 76-400634	ABANDONED - NO STATEMENT OF USE	F-87	189
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MEMERASE AESTHETICS (Int’l. Class: 27) SN 76-401236	ABANDONED - NO STATEMENT OF USE	F-88	190
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MEMERASE PROJECTIONS (Int’l. Class: 27) SN 76-401247	ABANDONED - NO STATEMENT OF USE	F-89	191
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SOME COATINGS ARE IRRESISTIBLE (Int’l. Class: 1) SN 78-332076	ABANDONED - NO STATEMENT OF USE	F-90	192
OMNOVA SOLUTIONS INC. (OHIO CORP.)

BREASE (Int’l. Class: 27) SN 78-376814	ABANDONED - NO STATEMENT OF USE	F-91	193
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ENDURION and Design (Int’l. Class: 40) SN 78-529896	ABANDONED - NO STATEMENT OF USE	F-92	194
OMNOVA SOLUTIONS INC. (OHIO CORP.)

ROHMNOVA (Int’l. Class: 1) SN 78-844369	ABANDONED - NO STATEMENT OF USE	F-93	195
OMNOVA SOLUTIONS INC. (OHIO CORP.)

©2010, CT Corsearch. All Rights Reserved.	Page 14 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

ROHMNOVA and Design (Int’l. Class: 1) SN 78-844381	ABANDONED - NO STATEMENT OF USE	F-94	196
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENFLO PT (Int’l. Class: 1) SN 78-872309	ABANDONED - NO STATEMENT OF USE	F-95	197
OMNOVA SOLUTIONS INC. (OHIO CORP.)

THE FLEXIBLE WHITEBOARD (Stylized) (Int’l. Class: 27) SN 78-322941	ABANDONED - AFTER EX PARTE APPEAL	F-96	199
OMNOVA SOLUTIONS INC. (OHIO CORP.)

SEQUA-TONE (Int’l. Class: 1) SN 75-445396	ABANDONED - FAILURE TO RESPOND	F-97	200
OMNOVA SOLUTIONS INC. (OHIO CORP.)

OMNOVA SOLUTIONS (Int’l. Class: 1) SN 75-742863	ABANDONED - FAILURE TO RESPOND	F-98	201
OMNOVA SOLUTIONS (OHIO CORP.)

OMNOVA SOLUTIONS (Int’l. Class: 1) SN 75-742864	ABANDONED - FAILURE TO RESPOND	F-99	202
OMNOVA SOLUTIONS INC. (OHIO CORP.)

OMNOVA SOLUTIONS (Int’l. Class: 1, 2, 16, 17, 18, 19, 24, 27) SN 76-036621	ABANDONED - FAILURE TO RESPOND	F-100	203
OMNOVA SOLUTIONS INC. (OHIO CORP.)

MEMERASE GRAPHWALL (Int’l. Class: 27) SN 76-401020	ABANDONED - FAILURE TO RESPOND	F-101	204
OMNOVA SOLUTIONS INC. (OHIO CORP.)

STICK WITH GENFLEX...IT PAYS! (Int’l. Class: 17, 19) SN 78-292148	ABANDONED - FAILURE TO RESPOND	F-102	205
OMNOVA SOLUTIONS INC. (OHIO CORP.)

PEEL & STICK and design (Int’l. Class: 17) SN 76-548084	ABANDONED - FAILURE TO RESPOND	F-103	206
OMNOVA SOLUTIONS INC. (OHIO CORP.)

GENON (Int’l. Class: 20)	CANCELLED - SEC. 8	F-104	207
SN 76-448742 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PREFIXX (Stylized) (Int’l. Class: 24)	CANCELLED - SEC. 8	F-105	209
SN 73-686897

©2010, CT Corsearch. All Rights Reserved.	Page 15 of 461

Mark Searched:	Omnova Solutions, Inc.

Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

OMNOVA SOLUTIONS INC. (OHIO CORP.)

HIPOFOAM (Int’l, Class 1)	CANCELLED - SEC. 8	F-106	211
SN 73-732186 OMNOVA SOLUTIONS INC. (OHIO CORP.)

LANARK and Design (Int’l, Class 27)	CANCELLED - SEC. 8	F-107	213
SN 74-397356 OMNOVA SOLUTIONS INC. (OHIO CORP.)

XQUEST (Int’l, Class 27)	CANCELLED - SEC. 8	F-108	215
SN 74-556052 OMNOVA SOLUTIONS INC. (OHIO CORP.)

PREVAILL II (Int’l, Class 24)	CANCELLED - SEC. 8	F-109	217
SN 75-168709 OMNOVA SOLUTIONS INC. (OHIO CORP.)

BOLTASPORT(Int’l, Class 24)	CANCELLED - SEC. 8	F-110	219
SN 75-279616 OMNOVA SOLUTIONS INC. (OHIO CORP.)

KITCHEN & BATH COMPATIBLES (Int’l, Class 27)	CANCELLED - SEC. 8	F-111	221
SN 75-316195 OMNOVA SOLUTIONS INC. (OHIO CORP.)

MEMERASE (Int’l, Class 1)	CANCELLED - SEC. 8	F-112	222
SN 75-872620 OMNOVA SOLUTIONS INC. (OHIO CORP.)

D DIVERSIWALL and Design(Int’l, Class 17)	CANCELLED - SEC. 8	F-113	224
SN 76-401560 OMNOVA SOLUTIONS INC. (OHIO CORP.)

LYTRON (Int’l, Class 3) SN 77-321442	ABANDONED - FAILURE TO RESPOND	F-114	225
OMNOVA SOLUTIONS INC., DBA GENCORP INC. (OHIO CORP.)

GUARD (Int’l, Class 27)	RENEWED	F-115	226
SN 72-129917 OMNOVA SOLUTIONS INC. (DELAWARE CORP.)

SUNKOTE (Int’l, Class 1)	RENEWED	F-116	229
SN 73-157100 OMNOVA SOLUTIONS INC. (OHIO CORP.)

SUNCRYL (Int’l, Class 1)	RENEWED	F-117	231
SN 73-343213 OMNOVA SOLUTIONS INC. (OHIO CORP.)

SUNBOND (Int’l, Class 1)	RENEWED	F-118	234
SN 73-406308 OMNOVA SOLUTIONS INC. (OHIO CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

SEQUAFLOW (Int’l. Class: 1)	RENEWED	F-119	237
SN 74-182479
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

SECRYL (Int’l. Class: 1)	RENEWED	F-120	239
SN 74-194864
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

ML (Int’l. Class: 17)	RENEWED	F-121	241
SN 74-222372
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

MOR-SHINE (Int’l. Class 3)	RENEWED	F-122	244
SN 74-236780
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

FLEXAMIDE (Int’l. Class:1)	RENEWED	F-123	247
SN 74-294457
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

SEQUAREZ (Int’l. Class:1)	RENEWED	F-124	249
SN 74-515212
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

UNIQ-PRINT (Int’l. Class:1)	RENEWED	F-125	251
SN 74-615006
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

SUN-KEM (Int’l. Class:1)	EXPIRED	F-126	253
SN 72-133100
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

SUNKEM (Int’l. Class:2)	EXPIRED	F-127	256
SN 72-251753
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

SUNKEM (Int’l. Class:16)	EXPIRED	F-128	258
SN 72-251754
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

REACTOPAQUE (Int’l. Class:1)	CANCELLED - SEC. 8	F-129	260
SN 74-413832
OMNOVA SOLUTIONS, INC. (OHIO CORP.)

ACRYPRINT (Int’l. Class: 1)	CANCELLED - SEC. 8	F-130	262
SN 75-898927
OMNOVA SOLUTIONS, INC. (DELWARE CORP.)

BRIO (Int’l. Class:27)	CANCELLED - SEC. 8	F-131	263
SN 75-898931
OMNOVA SOLUTIONS, INC. (DELWARE CORP.)

LANARK VINYL WALLCOVERING and Design (Int’l. Class: 27)	CANCELLED - SEC. 8	F-132	264
SN 76-178487
OMNOVA SOLUTIONS, INC. (DELWARE CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

BOLTAFLEX (Int’l. Class: 24)	RENEWED	F-133	266
SN 74-575650
OMNOVA SERVICES, INC. (OHIO CORP.)

SECOAT ( Int’l. Class:2)	RENEWED	F-134	268
SN 75-001580
OMNOVA SERVICES, INC. (OHIO CORP.)

MYKON (Int’l. Class: 1)	RENEWED	F-135	270
SN 75-144539
OMNOVA SERVICES, INC. (OHIO CORP.)

SUNSIZE (Int’l. Class: 1)	RENEWED	F-136	272
SN 72-322628
OMNOVA SERVICES, INC. (OHIO CORP.)

SEQUALINK (Int’l. Class: 1)	RENEWED	F-137	274
SN 74-326280
OMNOVA SERVICES, INC. (OHIO CORP.)

BOLTA (Int’l. Class: 27)	RENEWED	F-138	276
SN 74-727816
OMNOVA SERVICES, INC. (OHIO CORP.)

SEQUAWET (Int’l. Class: 1)	RENEWED	F-139	278
SN 75-112398
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCO (Stylized) (Int’l. Class: 1)	EXPIRED	F-140	280
SN 71-338918
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOFIX (Stylized) (Int’l. Class: 2)	EXPIRED	F-141	282
SN 71-515138
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCONYL (Stylized) (Int’l. Class: 1)	EXPIRED	F-142	284
SN 71- 561350
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOSET (Int’l. Class: 1)	EXPIRED	F-143	286
SN 72-097889
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOFLEX (Int’l. Class: 5)	EXPIRED	F-144	288
SN 72-222430
OMNOVA SERVICES, INC. (OHIO CORP.)

SUNPRO (Int’l. Class: 1)	EXPIRED	F-145	290
SN 72-322630
OMNOVA SERVICES, INC. (OHIO CORP.)

MOR-FLO (Int’l. Class: 17)	EXPIRED	F-146	292
SN 72-335726
OMNOVA SERVICES, INC. (OHIO CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

WARCONYL (Int’l, Class:2)	CANCELLED - SEC.8	F-147	295
SN 71-427182
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOLYX (Int’l, Class:2)	CANCELLED - SEC.8	F-148	297
SN 71-429110
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOTEX (Int’l. Class. 1)	CANCELLED - SEC.8	F-149	299
SN 71-429111
OMNOVA SERVICES, INC. (OHIO CORP.)

FORMASET (Stylized) (Int’l. Class: 1)	CANCELLED - SEC.8	F-150	301
SN 71-434953
OMNOVA SERVICES, INC. (OHIO CORP.)

ANTILUSTROLE (Int’l. Class. 1)	CANCELLED - SEC.8	F-151	303
SN 71-438519
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOSOL (Stylized) (Int’l. Class. 1)	CANCELLED - SEC.8	F-152	306
SN 71-441595
OMNOVA SERVICES, INC. (OHIO CORP.)

NORANE (Stylized) (Int’l. Class. 1)	CANCELLED - SEC.8	F-153	308
SN 71-463918
OMNOVA SERVICES, INC. (OHIO CORP.)

PERMAFRESH 500 (Stylized) (Int’l. Class. 1)	CANCELLED - SEC.8	F-154	310
SN 72-038887
OMNOVA SERVICES, INC. (OHIO CORP.)

GENTRO-JET (Int’l. Class:17)	CANCELLED - SEC.8	F-155	312
SN 72-078201
OMNOVA SERVICES, INC. (OHIO CORP.)

IMPREGNOLE (Int’l. Class. 1)	CANCELLED - SEC.8	F-156	314
SN 72-080369
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOSINE (Int’l. Class. 1)	CANCELLED - SEC.8	F-157	316
SN 72-080371
OMNOVA SERVICES, INC. (OHIO CORP.)

PERMAFRESH (Int’l. Class. 1)	CANCELLED - SEC.8	F-158	318
SN 72-080374
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOFIX (Int’l. Class. 1)	CANCELLED - SEC.8	F-159	320
SN 72-080377
OMNOVA SERVICES, INC. (OHIO CORP.)

WARCOFIX (Int’l. Class. 2)	CANCELLED - SEC.8	F-160	322
SN 72-080378
OMNOVA SERVICES, INC. (OHIO CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

WARCO (Int’l. Class: 1)	CANCELLED - SEC. 8	F-161	324
SN 72-080379
OMNOVA SERVICCES, INC. (OHIO CORP.)

WARCOPEL (Int’l. Class: 1)	CANCELLED - SEC. 8	F-162	326
SN 72-080381
OMNOVA SERVICES, INC. (OHIO CORP.)

NORANE (Int’l. Class: 1)	CANCELLED - SEC. 8	F-163	328
SN 72-080382
OMNOVA SERVICES, INC. (OHIO CORP.)

SUNAID (Int’l. Class: 1)	CANCELLED - SEC. 8	F-164	330
SN 73-240219
OMNOVA SERVICES, INC. (OHIO CORP.)

DECONEER (Int’l. Class: 27)	CANCELLED - SEC. 8	F-165	332
SN 73-246836
OMNOVA SERVICES, INC. (OHIO CORP.)

DECOTONE (Int’l. Class: 16, 17)	CANCELLED - SEC. 8	F-166	334
SN 73-519284
OMNOVA SERVICES, INC. (OHIO CORP.)

SEQUALINK (Int’l. Class: 1)	CANCELLED - SEC. 8	F-167	336
SN 73-694448
OMNOVA SERVICES, INC. (OHIO CORP.)

SEQUEX (Int’l. Class: 1)	CANCELLED - SEC. 8	F-168	338
SN 73-694530
OMNOVA SERVICES, INC. (OHIO CORP.)

SEDGEMUL 80 (Int’l. Class: 1)	CANCELLED - SEC. 8	F-169	340
SN 73-788798
OMNOVA SERVICES, INC. (OHIO CORP.)

SEQUASOFT (Int’l. Class: 1)	CANCELLED - SEC. 8	F-170	342
SN 73-822797
OMNOVA SERVICES, INC. (OHIO CORP.)

CELEBRATING TRADITION (Int’l. Class: 27)	CANCELLED - SEC. 8	F-171	344
SN 75-231847
OMNOVA SERVICES, INC. (OHIO CORP.)

TOLEX (Int’l. Class: 17)	CANCELLED - SEC. 8	F-172	346
SN 75-245995
OMNOVA SERVICES, INC. (OHIO CORP.)

GENCORP (Int’l. Class: 27)	CANCELLED - SEC. 8	F-173	348
SN 75-392442
OMNOVA SERVICES, INC. (OHIO CORP.)

SMOOTH WALL (Int’l. Class: 17)	RENEWED	F-174	350
SN 73-161204
GENCORP SERVICES, INC. (OHIO CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

WIDE APPEAL (Int’l. Class: 27)	RENEWED	F-175	352
SN 73-769362
GENCORP SERVICES, INC. (OHIO CORP.)

DURAGEN (Int’l. Class: 17)	CANCELLED - SEC. 8	F-176	354
SN 72-172058
GENCORP SERVICES, INC. (OHIO CORP.)

PYRO-GEN (Int’l. Class: 27)	CANCELLED - SEC. 8	F-177	357
SN 73-352491
GENCORP SERVICES, INC. (OHIO CORP.)

KITCHEN & BATH DELIGHTS and Design (Int’l. Class: 27)	CANCELLED - SEC. 8	F-178	359
SN 73-44 (ILLEGIBLE)
GENCORP SERVICES, INC. (OHIO CORP.)

GEN CORP (Stylized) (Int’l. Class: 24)	CANCELLED - SEC. 8	F-179	361
SN 73-463282
GENCORP SERVICES, INC. (OHIO CORP.)

GEN CORP (Stylized) (Int’l. Class: 1)	CANCELLED - SEC. 8	F-180	363
SN 73-463434
GENCORP SERVICES, INC. (OHIO CORP.)

GEN CORP (Stylized) (Int’l Class: 1)	CANCELLED - SEC. 8	F-181	365
SN 73-466795
GENCORP SERVICES, INC. (OHIO CORP.)

BRIDGEALL (Int’l. Class: 27)	CANCELLED - SEC. 8	F-182	367
SN 73-494787
GENCORP SERVICES, INC. (OHIO CORP.)

KITCHEN & BATH DELIGHTS (Stylized) (Int’l. Class: 27)	CANCELLED - SEC. 8	F-183	369
SN 73-674274
GENCORP SERVICES, INC. (OHIO CORP.)

GEN-LITE (Int’l. Class: 17)	CANCELLED - SEC. 8	F-184	371
SN 73-728071
GENCORP SERVICES, INC. (OHIO CORP.)

EPIC (Int’l Class: 27)	CANCELLED - SEC. 8	F-185	373
SN 73-734018
GENCORP SERVICES, INC. (OHIO CORP.)

KITCHEN & BATH STYLE (Int’l. Class: 27)	CANCELLED - SEC. 8	F-186	375
SN 73-736854
GENCORP SERVICES, INC. (OHIO CORP.)

SUNSTYLE (Int’l. Class: 17)	CANCELLED - SEC. 8	F-187	377
SN 73-745551
GENCORP SERVICES, INC. (OHIO CORP.)

PYRO-GEN (Int’l. Class: 17)	CANCELLED - SEC. 8	F-188	379
SN 73-769345
GENCORP SERVICES, INC. (OHIO CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

SURFACE STATEMENTS (Int’l. Class: 27)	CANCELLED - SEC. 8	F-189	381
SN 74-203878
GENCORP SERVICES, INC. (OHIO CORP.)

PRIME LINER (Int’l. Class: 27)	CANCELLED - SEC. 8	F-190	383
SN 74-203880
GENCORP SERVICES, INC. (OHIO CORP.)

MARKET SQUARE (Int’l. Class: 27)	CANCELLED - SEC. 8	F-191	385
SN 74-203882
GENCORP SERVICES, INC. (OHIO CORP.)

BASELINER (Int’l. Class: 27)	CANCELLED - SEC. 8	F-192	387
SN 74-204693
GENCORP SERVICES, INC. (OHIO CORP.)

MEGATRENDS (Int’l. Class: 27)	CANCELLED - SEC. 8	F-193	389
SN 74-365228
GENCORP SERVICES, INC. (OHIO CORP.)

SUBTLE TONES (Int’l. Class: 27)	CANCELLED - SEC. 8	F-194	391
SN 74-365957
GENCORP SERVICES, INC. (OHIO CORP.)

OVERTONES (Int’l. Class: 27)	CANCELLED - SEC. 8	F-195	393
SN 74-450081
GENCORP SERVICES, INC. (OHIO CORP.)

DYNAMIC FINISHES (Int’l. Class: 27)	CANCELLED - SEC. 8	F-196	395
SN 74-583539
GENCORP SERVICES, INC. (OHIO CORP.)

KITCHEN & BATH SELECTIONS (Int’l. Class: 27) SN 74-674133 GENCORP SERVICES, INC. (OHIO CORP.)	CANCELLED - SEC. 8 SUPPLEMENTAL REGISTER	F-197	397

FRAMEWORKS (Int’l. Class: 27)	CANCELLED - SEC. 8	F-198	399
SN 74-730713
GENCORP SERVICES, INC. (OHIO CORP.)

MARKET BASKET (Int’l. Class: 27)	CANCELLED - SEC. 8	F-199	400
SN 75-067067
GENCORP SERVICES, INC. (OHIO CORP.)

TOWN SQUARE (Int’l. Class: 27)	CANCELLED - SEC. 8	F-200	401
SN 75-109005
GENCORP SERVICES, INC. (OHIO CORP.)

TIME & AGAIN (Int’l. Class: 27)	CANCELLED - SEC. 8	F-201	403
SN 75-110259
GENCORP SERVICES, INC. (OHIO CORP.)

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

SOMERSWORTH INN (Int’l. Class: 27)	CANCELLED - SEC. 8	F-202	405
SN 75-141936
GENCORP SERVICES, INC. (OHIO CORP.)

TOWER (Int’l. Class: 27)	RENEWED	F-203	407
SN 73-265638
FCCD LIMITED, AS ADMINISTRATIVE AGENT (IRELAND COMPANY)

GENFAST (Int’l. Class: 6)	RENEWED	F-204	410
SN 74-712834
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

GENFAST (Int’l. Class: 20)	RENEWED	F-205	413
SN 75-186227
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

GENFLEX ROOFING SYSTEMS (Int’l. Class: 6, 17, 19)	REGISTERED 8 & 15	F-206	415
SN 76-282737
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

GENSPEC (Int’l. Class: 9)	REGISTERED 8 & 15	F-207	417
SN 76-506000
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

GENFLEX (Int’l. Class: 6)	REGISTERED 8 & 15	F-208	419
SN 78-292174
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

GENFLEX (Int’l. Class: 17)	REGISTERED 8 & 15	F-209	421
SN 78-292177
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

GENFLEX (Int’l. Class: 19)	REGISTERED	F-210	423
SN 78-292180
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

PEEL & STICK and Design (Int’l. Class: 19)	REGISTERED	F-211	425
SN 76-548085
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

MISCELLANEOUS DESIGN (Int’l. Class: 17, 19)	REGISTERED	F-212	427
SN 78-309012
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

MISCELLANEOUS DESIGN (Int’l. Class: 41)	REGISTERED	F-213	429
SN 78-323229

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Federal Summary (cont’d)

Federal Trademark References	Status	Doc No.	Page

GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

FLEXGUARD (Int’l. Class: 19)	REGISTERED	F-214	431
SN 78-527756
GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)

PEEL & STICK (Int’l. Class: 19) SN 76-634607 GENFLEX ROOFING SYSTEMS, LLC (INDIANA LIMITED LIABILITY COMPANY)	REGISTERED SUPPLEMENTAL REGISTER	F-215	433

POLYFOX (Int’l. Class: 1)	REGISTERED 8 & 15	F-216	435
SN 75-913934
AMPAC FINE CHEMICALS LLC (LIMITED LIABILITY COMPANY)

LANARK and Design (Int’l. Class: 27)	REGISTERED	F-217	438
SN 78-294752
NAMCO BANDAI GAMES AMERICA INC. (DELAWARE CORP.)

COL-O-VIN (Int’l. Class: 24)	EXPIRED	F-218	440
SN 71-465411
DECORATIVE SURFACES INTERNATIONAL, INC. (DELAWARE CORP.)

BAROQUE (Int’l. Class: 16) SN 74-626874 DECORATIVE SURFACES INTERNATIONAL, INC. (DELAWARE CORP.)	CANCELLED - SEC. 8 SUPPLEMENTAL REGISTER	F-219	442

CHATEAU (Int’l. Class: 16)	CANCELLED - SEC. 8	F-220	444
SN 75-029925
DECORATIVE SURFACES INTERNATIONAL, INC. (DELAWARE CORP.)

ACRYGEN (Int’l. Class: 1) SN 75-698683 GENCORP INC. (OHIO CORP.)	ABANDONED - NO STATEMENT OF USE	F-221	446

HAMMERED METAL (Int’l. Class: 27) SN 78-487975 WALLSOURCE LLC (TEXAS LIMITED LIABILITY COMPANY)	ABANDONED - INCOMPLETE RESPONSE PRINCIPAL REGISTER - SEC. 2(F)	F-222	447

©2010, CT Corsearch. All Rights Reserved.	Page 24 of 461

Schedule 6.13

Trade Names

None

Schedule 6.14

Litigation

None

Schedule 6.15

OMNOVA Solutions Inc. Labor Matters

(a) and (b)

Location	Union	Expiration

Columbus, MS	United Steelworkers	5/15/10

Jeannette, PA	United Steelworkers	9/2/11

Calhoun, GA	UNITE	3/1/13

Mogadore, OH	International Chemical Workers	5/31/12

(c)	(d) and (e) On May 20, 2010, the Columbus, Mississippi United Steelworkers Local #748-L voted against ratification of a new contract proposal and subsequently went on strike on May 21, 2010. The Company’s salaried workforce and contract labor have been operating the plant and meeting customers’ requirements. Late in the third quarter of 2010, the Company transitioned from contract labor to locally hired replacement workers.

Schedule 6.16

Environmental Law

None

Schedule 6.19

OMNOVA Solutions Employee Benefit and Compensation Plans

(a) OMNOVA Solutions Consolidated Pension Plan

OMNOVA Solutions Retirement Savings Plan

OMNOVA Solutions Benefits Restoration Plan

OMNOVA Solutions Medical Plan

OMNOVA Solutions Dental Plan

OMNOVA Solutions Flexible Benefits Plan

OMNOVA Solutions Retiree Medical Plan

OMNOVA Solutions Hourly Retiree Medical Plan

OMNOVA Solutions Basic and Dependent Life Insurance Plan

OMNOVA Solutions Accidental Death and Dismemberment Plan

OMNOVA Solutions Long-Term Disability Plan

OMNOVA Solutions Short-Term Disability Plan

OMNOVA Solutions Business Travel Accident Insurance Plan

OMNOVA Solutions Involuntary Separation Pay Plan

OMNOVA Solutions Second Amended and Restated 1999 Equity and Performance Incentive Plan

OMNOVA Solutions Executive Incentive Compensation Plan

OMNOVA Solutions Long Term Incentive Plan

OMNOVA Solutions Deferred Bonus Plan (not currently allowing any deferrals)

OMNOVA Solutions Deferred Compensation Plan for Nonemployee Directors

OMNOVA Solutions Retirement Plan for Nonemployee Directors (terminated as to new directors effective Feb. 1, 2000)

Schedule 6.26

Material Agreements

None

Schedule 6.27

Bank Accounts

OMNOVA Solutions Inc.

KeyBank

127 Public Square

6th Floor

Cleveland, OH 44114-1306

Account Number: 76-6991

OMNOVA Solutions Inc.

JPMorgan Chase Bank, N.A.

120 South LaSalle Street

Chicago, IL 60603

Account Numbers: 6444412553, 644412561, 1564316-2-10 and 693195802

Omnova Solutions Inc.

Fifth Third Bank

600 Superior Avenue, MD A6512B

Cleveland, OH 44114

Account Number: 07520664272

Schedule 6.29

Insurance

See Attached

ACORD®

CERTIFICATE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY): 12/01/2010

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

If this certificate is being prepared for a party who has an insurable interest in the property, do not use this form. Use ACORD 27 or ACORD 28.

PRODUCER
Aon Risk Services Northeast, Inc.
1660 W. 2nd Street
Skylight Office Tower, Suite 650
Cleveland OH 44113 USA

CONTACT NAME:
PHONE (A/C, No, Ext): (866) 283-7122 FAX (A/C, No): (847) 953-5390
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #:

INSURED
Eliokem Inc.
1452 East Archwood Ave.
Akron, OH 44360 USA
OH 44360 USA

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Sompo Japan Insurance Company of America	11126
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

LOCATION OF PREMISES / DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY	LIMITS
A	X PROPERTY	COP-93335-XO	12/01/2010	12/01/2011	BUILDING	$
	CAUSES OF LOSS / DEDUCTIBLES				PERSONAL PROPERTY	$
	BASIC / BUILDING				BUSINESS INCOME	$
	BROAD / CONTENTS				EXTRA EXPENSE	$
	SPECIAL				RENTAL VALUE	$
	EARTHQUAKE				BLANKET BUILDING	$
	WIND				BLANKET PERS PROP	$
	FLOOD				BLANKET BLDG & PP	$
					X Loss Limit	$ 100,000,000
						$
	INLAND MARINE	TYPE OF POLICY				$
	CAUSES OF LOSS					$
	NAMED PERILS	POLICY NUMBER				$
						$
	CRIME					$
	TYPE OF POLICY					$
						$
	BOILER & MACHINERY / EQUIPMENT BREAKDOWN					$
						$
						$
						$

SPECIAL CONDITIONS / OTHER COVERAGES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
Deutsche Bank Trust Company Americas, as Administrative Agent & Collateral Agent is included as an mortgagee and loss payee as its interest may appear.

CERTIFICATE HOLDER

Deutsche Bank Trust Company Americas, as
Administrative Agent & Collateral Agent Attn: Omayra Laucella
60 Wall Street
New York NY 10005 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Services Northeast, Inc.

© 1995-2009 ACORD CORPORATION. All rights reserved.

ACORD 24 (2009/09)

The ACORD name and logo are registered marks of ACORD

AAIS CO 1232 04 02 Page 1 of 1	This endorsement changes the policy — PLEASE READ THIS CAREFULLY —

LOSS PAYABLE OPTIONS

If indicated on the Loss Payable Schedule, the following conditions apply to the property described on the schedule. The following conditions apply in addition to the policy “terms” which are contained in other sections of the Commercial Output Program coverages.

LOSS PAYABLE

Any loss will be adjusted with “you” and will be payable to “you” and the loss payee described on the schedule as “your” and their interests appear.

LENDER’S LOSS PAYABLE

Any loss will be payable to “you” and the loss payee described on the schedule as interests appear. If more than one loss payee is named, they will be paid in order of precedence.

The insurance for the loss payee continues in effect even when “your” insurance may be void because of “your” acts, neglect or failure to comply with the coverage “terms”. The insurance for the loss payee does not continue in effect if the loss payee is aware of changes in ownership or substantial increase in risk and does not notify “us”.

If “we” cancel this policy, “we” notify the loss payee at least ten days before the effective date of cancellation if “we” cancel for “your” nonpayment of premium, or 30 days before the effective date of cancellation if “we” cancel for any other reason.

“We” may request payment of the premium from the loss payee, if “you” fail to pay the premium.

If “we” pay the loss payee for a loss where “your” insurance may be void, the loss payee’s right to collect that portion of the debt from “you” then belongs to “us”. This does not affect the loss payee’s right to collect the remainder of the debt from “you”. As an alternative, “we” may pay the loss payee the remaining principal and accrued interest in return for a full assignment of the loss payee’s interest and any instruments given as security for the debt.

If “we” choose not to renew this policy, “we” give written notice to the loss payee at least ten days before the expiration date of this policy.

CONTRACT OF SALE

Any loss will be adjusted with “you” and will be payable to “you” and the loss payee described on the schedule as “your” and their interests appear.

The loss payee shown on the schedule Is a person or organization “you” have entered into a contract with for the sale of covered property.

When covered property is the subject of a contract of sale, the word “you” also means the loss payee.

CO 1232 04 02

Copyright, American Association of Insurance Services, 2002

COPY

AA1S

CO 1072 04 02

LOSS PAYABLE SCHEDULE

(The entries required to complete this endorsement

will be shown below or on the “schedule of coverages”.)

Indicate applicable provision:

☒	Loss Payable

☐	Lender’s Loss Payable

☐	Contract of Sale

SCHEDULE

Location	Covered Property	Name and Address of Loss Payee
1452 East Archwood Avenue Akron, OH	Building and Business Personal Property	JP Morgan Chase Bank, N,A. as Agent 10 South Dearborn, 22nd Floor II-1458 Chicago, IL 60603 (Mortgagee/Loss Payee)

Deutsche Brank Trust Company Americas, As Administrative Agent and Collateral Agent 60 Wall Street New York, NY 10005 (Mortgagee/Loss Payee)

CO 1072 04 02

Copyright, American Association of Insurance Services, 2002

COPY

Eliokem, Inc. 1452 East Archwood Avenue, Suite 240, Akron, OH 44306-3296 Commercial Risk – Property

Property Schedule 2010-2011
NO.	ADDRESS	CITY	ST	ZIP

1	1452 East Archwood Avenue	Akron	OH	44306-3296

2	1380 Techway Drive	Akron	OH	44306

3	1417 Archwood Avenue	Akron	OH	44306

Data Provided in this document is proprietary between Aon and Eliokem, Inc.

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 12/06/2010

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier :

PRODUCER
Aon Risk Services Northeast, Inc.
Cleveland OH Office
1660 West Second Street
Skylight Office Tower
Suite 650
Cleveland OH 44113 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (847) 953-5390
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #: 570000021080

INSURED
OMNOVA Solutions Inc.
175 Ghent Road
Akron OH 44333-3330 USA

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Sentry Ins A Mutual Company	24988
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

COVERAGES **CERTIFICATE NUMBER:** 570040974823 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY			901499903	12/01/2010	12/01/2011	EACH OCCURRENCE	$2,000,000
	X COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
	CLAIMS-MADE X OCCUR						MED EXP (Any one person)	$5,000
							PERSONAL & ADV INJURY	$2,000,000
							GENERAL AGGREGATE	$4,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$4,000,000
A	AUTOMOBILE LIABILITY			90-14999-05	12/01/2010	12/01/2011	COMBINED SINGLE LIMIT (Ea accident)	$2,000,000
A	X ANY AUTO			90-14999-04	12/01/2010	12/01/2011	BODILY INJURY (Per person)	
	ALL OWNED AUTOS						BODILY INJURY (Per accident)	
	SCHEDULED AUTOS						PROPERTY DAMAGE (Per accident)	
	HIRED AUTOS							
	NON OWNED AUTOS							
	UMBRELLA LIAB OCCUR						EACH OCCURRENCE	
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	
	DEDUCTIBLE							
	RETENTION							
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		901499901	12/01/2010	12/01/2011	X WC STATU-TORY LIMITS OTH-ER	
							E.L. EACH ACCIDENT	$1,000,000
							E.L. DISEASE-EA EMPLOYEE	$1,000,000
							E.L. DISEASE-POLICY LIMIT	$1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Certificate Holder is included as Additional Insured as required by written contract, but limited to the operations of the Insured under said contract, per the applicable endorsement with respect to the General Liability policy. Blanket Additional Insured Endorsement applies.

Certificate No : 570040974823

CERTIFICATE HOLDER

JP Morgan Chase Bank, NA as Agent
Attn: David A. Lehner
10 South Dearborn, 22nd Floor
Chicago IL 60603 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Services Northeast, Inc.

ACORD 25 (2009/09)

©1988-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 12/07/2010

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier :

PRODUCER
Aon Risk Services Northeast, Inc.
Cleveland OH Office
1660 West Second Street
Skylight Office Tower
Suite 650
Cleveland OH 44113 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (847) 953-5390
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #: 570000021080

INSURED
OMNOVA Solutions Inc.
175 Ghent Road
Akron OH 44333-3330 USA

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Sentry Ins A Mutual Company	24988
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

COVERAGES CERTIFICATE NUMBER: 570040985569 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY			901499903	12/01/2010	12/01/2011	EACH OCCURRENCE	$2,000,000
	X COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
	CLAIMS-MADE X OCCUR						MED EXP (Any one person)	$5,000
							PERSONAL & ADV INJURY	$2,000,000
							GENERAL AGGREGATE	$4,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$4,000,000
A	AUTOMOBILE LIABILITY			90-14999-05	12/01/2010	12/01/2011	COMBINED SINGLE LIMIT (Ea accident)	$2,000,000
A	X ANY AUTO			90-14999-04	12/01/2010	12/01/2011	BODILY INJURY (Per person)	
	ALL OWNED AUTOS						BODILY INJURY (Per accident)	
	SCHEDULED AUTOS						PROPERTY DAMAGE (Per accident)	
	HIRED AUTOS							
	NON OWNED AUTOS							
	UMBRELLA LIAB OCCUR						EACH OCCURRENCE	
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	
	DEDUCTIBLE							
	RETENTION							
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		901499901	12/01/2010	12/01/2011	X WC STATU-TORY LIMITS OTH-ER	
							E.L. EACH ACCIDENT	$1,000,000
							E.L. DISEASE-EA EMPLOYEE	$1,000,000
							E.L. DISEASE-POLICY LIMIT	$1,000,000

Certificate No : 570040985569

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Certificate Holder is included as Additional Insured as respects General Liability and Automobile Liability coverages. Additional Insured Endorsements will be provided upon policy issuance

CERTIFICATE HOLDER

Deutsche Bank Trust Company Americas,
as Administrative Agent &
Collateral Agent
Attn: Omayra Laucella
60 Wall Street
New York NY 10005 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Services Northeast, Inc.

ACORD 25 (2009/09)

©1988-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD® CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 12/01/2010

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Aon Risk Services Northeast, Inc.
1660 West Second St.
Skylight Office Tower, Suite 650
Cleveland OH 44113

CONTACT NAME:
PHONE (A/C, No, Ext): (866) 283-7122 FAX (A/C, No): (847) 953-5390
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Zurich American Insurance Company	16535
INSURER B :		
INSURER C :		
INSURER D :		
INSURER E :		
INSURER F :		

INSURED
Eliokem Inc.
1452 East Archwood Ave
Akron OH 44360 USA

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY: [X] COMMERCIAL GENERAL LIABILITY; [ ] CLAIMS-MADE [X] OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: [X] POLICY [ ] PRO-JECT [ ] LOC	X		GLO 3792735-04	12/01/2010	12/01/2011	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 1,000,000
							PRODUCTS - COMP/OP AGG	$ 1,000,000
								$
	AUTOMOBILE LIABILITY: [ ] ANY AUTO; [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS; [ ] HIRED AUTOS [ ] NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB [ ] OCCUR; EXCESS LIAB [ ] CLAIMS-MADE; DED [ ] RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? [ ] (Mandatory in NH). If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
Deutsche Bank Trust Company Americas, as Administrative Agent & Collateral Agent is included as an additional insured on the general liability policy as its interest may appear.

Additional Insured endorsement will be forthcoming upon policy issuance

CERTIFICATE HOLDER
Deutsche Bank Trust Company Americas, as
Administrative Agent & Collateral Agent Attn: Omayra Laucella
60 Wall Street
New York NY 10005 USA

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Services Northeast, Inc.

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY): 12/01/2010

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

If this certificate is being prepared for a party who has an insurable interest in the property, do not use this form. Use ACORD 27 or ACORD 28.

PRODUCER
Aon Risk Services Northeast, Inc.
1660 W. 2nd Street
Skylight Office Tower, Suite 650
Cleveland OH 44113 USA

CONTACT NAME:
PHONE (A/C, No, Ext): (866) 283-7122 FAX (A/C, No): (847) 953-5390
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: Sompo Japan Insurance Company of America	11126
INSURER B:	
INSURER C:	
INSURER D:	
INSURER E:	
INSURER F:	

INSURED
Elkem Inc.
1452 East Archwood Ave.
Akron, OH 44360 USA
OH 44360 USA

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

LOCATION OF PREMISES / DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY	LIMITS
A	X PROPERTY	COP-93335-XO	12/01/2010	12/01/2011	BUILDING	$
	CAUSES OF LOSS / DEDUCTIBLES				PERSONAL PROPERTY	$
	BASIC / BUILDING				BUSINESS INCOME	$
	BROAD / CONTENTS				EXTRA EXPENSE	$
	SPECIAL				RENTAL VALUE	$
	EARTHQUAKE				BLANKET BUILDING	$
	WIND				BLANKET PERS PROP	$
	FLOOD				BLANKET BLDG & PP	$
					X Loss Limit	$ 100,000,000
						$
	INLAND MARINE	TYPE OF POLICY				$
	CAUSES OF LOSS					$
	NAMED PERILS	POLICY NUMBER				$
						$
	CRIME					$
	TYPE OF POLICY					$
						$
	BOILER & MACHINERY / EQUIPMENT BREAKDOWN					$
						$
						$
						$

SPECIAL CONDITIONS / OTHER COVERAGES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
JP Morgan Chase Bank, N.A. as Agent is included as an mortgagee and loss payee as its interest may appear.

CERTIFICATE HOLDER
JP Morgan Chase Bank, N.A. as Agent
Attn: David A. Lehner
10 South Dearborn, 22nd Floor
Chicago IL 60603 USA

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Services Northeast, Inc.

© 1995-2009 ACORD CORPORATION. All rights reserved.

ACORD 24 (2009/09)
The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE (MM/DD/YYYY): 12/01/2010

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Aon Risk Services Northeast, Inc. 1660 West Second St. Skylight Office Tower, Suite 650 Cleveland OH 44113	CONTACT NAME: PHONE (A/C, No, Ext): (866) 283-7122 FAX (A/C, No): (847) 953-5390 E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE — NAIC #
	INSURER A: Zurich American Insurance Company — 16535
INSURED Eliokem, Inc. 1452 East Archwood Ave Akron OH 44360 USA	INSURER B: INSURER C: INSURER D: INSURER E: INSURER F:

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC	X		GLO 3792735-04	12/01/2010	12/01/2011	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 1,000,000
							PRODUCTS - COMP/OP AGG	$ 1,000,000
								$
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB OCCUR EXCESS LIAB CLAIMS-MADE DED RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

JP Morgan Chase Bank, N.A. is included as an additional insured on the general liability policy as its interest may appear.

CERTIFICATE HOLDER	CANCELLATION
JP Morgan Chase Bank, N.A. as Agent Attn: David A. Lehner 10 South Dearborn, 22nd Floor Chicago IL 60603 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Aon Risk Services Northeast, Inc.

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

The ACORD name and logo are registered marks of ACORD

FACTORY MUTUAL INSURANCE COMPANY	500 River Ridge Drive
P.O. Box 9102
Norwood, MA 02062
781-440-8000

CERTIFICATE OF INSURANCE

We hereby certify that insurance coverage is now in force with our Company as outlined below. This certificate does not amend, extend or alter the coverage afforded by the policy. Ohio Insurance Fraud Warning Statute – Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TITLE OF INSURED: OMNOVA SOLUTIONS INC
Policy No: LG956		Effective: 0l-Dec-2010

Account No: 1-32577		Expires: 0l-Dec-2011
Description & Location of Property Covered: Real and Personal Property Certificates VARIOUS LOCATIONS FAIRLAWN, OH 44333		Index No: 000000.00 Ins Loc: VARS
COVERAGE IN FORCE: (Subject to limits of liability, deductibles and all conditions in the policy).
Insurance Provided: PROPERTY DAMAGE	Peril: ALL RISK	Limit of Liability: $500,000,000

ADDITIONAL INTERESTS: (See Page 2)

Additional interests under the policy, consisting of, but not limited to mortgagees, lenders loss payees, loss payees, and additional named insureds, are covered in accordance with Certificates of Insurance issued to such interests and on file with this Company. Loss, if any, shall be payable to such additional interests, as their interests may appear, and in accordance with loss payment provisions of the policy.

Mailing:

ATTN: DAVID A. LEHNER	Certificate: 00042-006 Replaces Cert No: 00042-005
JP MORGAN CHASE BANK, N.A. AS AGENT	Effective Date 01-Dec-2010
10 SOUTH DEARBORN, 22ND FLOOR
IL1-1458	BY	/s/ Frances Pleska
CHICAGO, IL 60603		Authorized Signature/Date
FRANCES PLESKA 08-Dec-2010

1 of 2

FACTORY MUTUAL INSURANCE COMPANY	500 River Ridge Drive
P.O. Box 9102 Norwood, MA 02062 781-440-8000

CERTIFICATE OF INSURANCE

We hereby certify that insurance coverage is now in force with our Company as outlined below. This certificate does not amend, extend or alter the coverage afforded by the policy. Ohio Insurance Fraud Warning Statute – Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TITLE OF INSURED; OMNOVA SOLUTIONS INC
Policy No: LG956	Effective: 0l-Dec-2010

Account No: 1-32577	Expires: 0l-Dec-2011

ADDITIONAL INTERESTS:

Type – Mortgagee in accordance with the Additional Interests clause stated above and mortgagee provisions of the policy.

Name – JP MORGAN CHASE BANK, N.A, AS AGENT

Address – 10 South Dearborn, 22nd FLOOR

IL1-1458

CHICAGO, IL 60603

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as ADMINISTRATIVE AGENT AND COLLATERAL

AGENT

60 WALL STREET

NEW YORK, NY 10005

JP Morgan Chase Bank,N.A., as Agent, 10 South Dearborn, 22nd Floor, ILl-1458, Chicago, IL. 60603 and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent,

60 Wall Street, New York, NY 10005 are hereby added as Mortgagee and Lenders Loss Payee as respects:

Real and Personal Property (includes Building and Contents)per Schedule of Locations Appendix A, as attached to this Certificate.

LIMIT OF LIABILITY: USD500,000,000

FLOOD SUBLIMIT: USD100,000,000 for all “ US Operations, including Calhoun GA.”

Except

USD2,500,000 For property located in Jeannette, PA. (Index No.40486.20)

Note: 60 Days Notice of Cancellation, 10 Days for Non-Payment of Premium

2 of 2    CERTIFICATE: 00042-006

LENDERS LOSS PAYEE AND MORTGAGEE INTERESTS AND OBLIGATIONS:

A.	The Company will pay for loss to specified property insured under this Policy to each specified Leader Loss Payee (hereinafter referred to as Lender) as its interest may appear, and to each specified Mortgagee as its interest may appear, under all present or future mortgages upon such property, in order of precedence of the mortgages.

B.	The interest of the Lender or Mortgagee (as the case may be) in property insured under this Policy will not be invalidated by:

1)	any act or neglect of the debtor, mortgagor, or owner (as the case may be) of the property.

2)	foreclosure, notice of sale, or similar proceedings with respect to the property.

3)	change in the title or ownership of the property.

4)	change to a more hazardous occupancy.

The Lender or Mortgagee will notify the Company of any known change in ownership, occupancy, or hazard and, within 10 days of written request by the Company, may pay the increased premium associated with such known change. If the Lender or Mortgagee fails to pay the increased premium, all coverage under this Policy will cease.

C.	If this Policy is cancelled at the request of the insured or its agent, the coverage for the interest of the Lender or Mortgagee will terminate 10 days after the Company sends to the Lender or Mortgagee written notice of cancellation, unless:

1)	sooner terminated by authorization, consent, approval, acceptance, or ratification of the Insured’s action by the Lender or Mortgagee, or its agent.

2)	this Policy is replaced by the Insured, with a policy providing coverage for the interest of the Lender or Mortgagee, in which event coverage under this Policy with respect to such interest will terminate as of the effective date of the replacement policy, notwithstanding any other provision of this Policy.

D.	The Company may cancel this Policy and/or the interest of the Lender or Mortgagee under this Policy, by giving the Lender or Mortgagee written notice 60 days prior to the effective date of cancellation, if cancellation is for any reason other than non-payment, if the debtor, mortgagor, or owner has failed to pay any premium due under this Policy, the Company may cancel this Policy for such non-payment, but will give the Lender or Mortgagee written notice 10 days prior to the effective date of cancellation. If the Lender or Mortgagee fails to pay the premium due by the specified cancellation date, all coverage under this Policy will cease.

E.	The Company has the right to invoke this Policy’s SUSPENSION clause. The suspension of insurance will apply to the interest of the Lender or Mortgagee in any machine, vessel, or part of any machine or vessel, subject to the suspension. The Company will provide the Lender or Mortgagee at the last known address a copy of the suspension notice.

F.	If the Company pays the Lender or Mortgagee for any loss, and denies payment to the debtor, mortgagor or owner, the Company will, to the extent of the payment made to the Lender or Mortgagee be subrogated to the rights of the Lender or Mortgagee under all securities held as collateral to the debt or mortgage. No subrogation will impair the right of the Lender or Mortgagee to sue or recover the full amount of its claim, At its option, the Company may pay to the Lender or Mortgagee the whole principal due on the debt or mortgage plus any accrued interest, In this event, all rights and securities will be assigned and transferred from the Lender or Mortgagee to the Company, and the remaining debt or mortgage will be paid to the Company.

G.	If the Insured fails to render proof of loss, the Lender or Mortgagee, upon notice of the Insured’s failure to do so, will render proof of loss within 60 days of notice and will be subject to the provisions of this Policy relating to APPRAISAL, SETTLEMENT OF CLAIMS, and SUIT AGAINST THE COMPANY.

H.	Other provisions relating to the interests and obligations of the Lender or Mortgagee may be added to this Policy by agreement in writing.

1-32577 Omnova Solutions - Appendix A

Index/Record No	Street	City	Postal Code	County	County Code	Country	State/Prov
049522.15-05	165 S Cleveland Ave	Mogadore	44260-1505	Portage	39133	United States of America	Ohio
081682.11-05	2011 North Rocky River Road	Monroe	28110-7963	Union	37179	United States of America	North Carolina
038255.23-02	95 W. Hickory Drive	Auburn	17922-9611	Schuyikill	42107	United States of America	Pennsylvania
086106.36-09	133 Yorkville Road East	Columbus	39702-7643	Lowndes	28087	United States of America	Mississippi
040486.20-09	Chambers Avenue	Jeannette	15644	Westmoreland	42129	United States of America	Pennsylvania
049516.39-04	175 Ghent Road	Fairlawn	44333-3330	Summit	39153	United States of America	Ohio
049510.22-05	2990 Gilchrist Road	Akron	44305-4418	Summit	39153	United States of America	Ohio
083995.86-03	1601 Highway 41 SW	Calhoun	30701	Gordon	13129	United States of America	Georgia
062462.77-03	1701 Cornell Road	Green Bay	54313-8934	Brown	55009	United States of America	Wisconsin
082034.08-04	1455 & 1476 J A Cochran Bypass	Chester	29706-2187	Chester	45023	United States of America	South Carolina
000309.47-01	83 Authority Drive	Fitchburg	01420-6018	Worcester	25027	United States of America	Massachusetts
000732.36-01	235 Brickyard Road	Dalton	30720-7713	Whitfield	13313	United States of America	Georgia
	Miscellaneous Unscheduled Locations - US	Fairlawn	44333	Summit	39153	United States of America	Ohio
001164.12-01	18301 South Broadwick Street	Rancho Dominguez	90220-6442	Los Angeles	06037	United States of America	California
082010.51-07	5300 Curetort Feryy Road	Catawba	29704	York	45091	United States of America	South Carolina
	Miscellaneous Unscheduled Locations - US	Auburn	04212	Androscoggin	23001	United States of America	Maine
TH0830.00	111/7 Moo 2, T. Nikompattana	A.Nikompattana	21180			Thailand	Rayong
	469 Wenjing Road, Minhang District	Shanghai	200245			China	Shanghai
	68 Ningbo East Road	Taicang	215400			China	Jiangsu
	No. 10, Baojiang Road, Guangzhou bonded	Guangzhou	510730			China	Guangdong
	200, Dongjiang Ave.	Guangzhou	510730			China	Guangdong
	No.1499, Rlyong Road (N) WGQ Free Zone	Shanghai				China	Shanghai
	No. 158 Hanglin Road, Pudong Area	Shanghai				China	Shanghai
	Rm.2509, No. 1701, Fortune Gate Tower B	Shanghai	200240			China	Shanghai
	No.469 Wenjin Rd. Minhang Dist.	Shanghai	200245			China	Shanghai

FACTORY MUTUAL INSURANCE COMPANY	500 River Ridge Drive
P.O. Box 9102 Norwood, MA 02062 781-440-8000

CERTIFICATE OF INSURANCE

We hereby certify that insurance coverage is now in force with our Company as outlined below. This certificate does not amend, extend or alter the coverage afforded by the policy. Ohio Insurance Fraud Warning Statute – Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TITLE OF INSURED:

OMNOVA SOLUTIONS INC

Policy No: LG956	Effective:	0l-Dec-2010

Account No: 1-32577	Expires:	0l-Dec-2011

Description & Location of Property Covered: Real and Personal Property Certificates VARIOUS LOCATIONS FAIRLAWN, OH 44333	Index No: Ins Loc:	000000,00 VARS

COVERAGE IN FORCE: (Subject to limits of Liability, deductibles and all conditions in the policy)

Insurance Provided: PROPERTY DAMAGE	Peril : ALL RISK	Limit of Liability: $500,000,000

ADDITIONAL INTERESTS: (See Page 2)

Additional interests under the policy, consisting of, but not limited to mortgagees, lenders loss payees, loss payees, and additional named insureds, are covered in accordance with Certificates of Insurance issued to such interests and on file with this Company. Loss, if any, shall be payable to such additional interests, as their interests may appear, and in accordance with loss payment provisions of the policy.

Mailing:
Certificate: 00042-006
ATTN: OMAYRA LAUCELLA	Replaces Cert No: 00042-005
DEUTSCHE BANK TRUST COMPANY AMERICAS, AS	ADM Effective Date: 01-Dec-2010
ADMINISTRATIVE AGENT
60 WALL STREET	BY	/s/ Frances Pleska
NEW YORK, NY 10005		Authorized Signature /Date
FRANCES PLESKA 08-Dec-2010

1 of 2

FACTORY MUTUAL INSURANCE COMPANY	500 River Ridge Drive
P.O. Box 9102 Norwood, MA 02062 781-440-8000

CERTIFICATE OF INSURANCE

We hereby certify that insurance coverage is now in force with our Company as outlined below, This certificate does not amend, extend or alter the coverage afforded by the policy. Ohio Insurance Fraud Warning Statute – Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TITLE OF INSURED:

OMNOVA SOLUTIONS INC

Policy no: LG956	Effective:	0l-Dec-2010

Account No: 1-32577	Expires:	0l-Dec-2011

ADDITIONAL INTERESTS:

Type	–	Mortgagee in accordance with the Additional Interests clause stated above and mortgagee provisions of the policy.

Name	–	JP MORGAN CHASE BANK, N.A, AS AGENT
Address	–	10 South Dearborn, 22nd FLOOR
IL1-1458
CHICAGO, IL 60603

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as ADMINISTRATIVE AGENT AND COLLATERAL
AGENT
60 WALL STREET
NEW YORK, NY 10005

JP Morgan Chase Bank,N.A., as Agent, 10 South Dearborn, 22nd Floor, IL1-1458, Chicago, IL. 60603 and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent,

60 Wall Street, New York, NY 10005 are hereby added as Mortgagee and Lenders Loss Payee as respects:

Real and Personal Property (includes Building and Contents)per Schedule of Locations Appendix A, as attached to this Certificate.

LIMIT OF LIABILITY:	USD500,000,000

FLOOD SUBLIMIT:	USD100,000,000 for all “US Operations, including Calhoun GA.”

Except

USD2,500,000 For property located in Jeannette, PA. (Index No.40486.20)

Note: 60 Days Notice of Cancellation, 10 Days for Non-Payment of Premium

2 of 2 CERTIFICATE: 00042-006

LENDERS LOSS PAYEE AND MORTGAGEE INTERESTS AND OBLIGATIONS:

A.	The Company will pay for loss to specified property insured under this Policy to each specified Lender Loss Payee, (hereinafter referred to as Lender) as its interest may appear, and to each specified Mortgagee as its interest may appear, under all present or future mortgages upon such property, in order of precedence of the mortgages.

B.	The interest of the Lender or Mortgagee (as the case may be) in property insured under this Policy will not be invalidated by:

1)	any act or neglect of the debtor, mortgagor, or owner (as the case may be) of the property.

2)	foreclosure, notice of sale, or similar proceedings with respect to the property.

3)	change in the title or ownership of the property.

4)	change to a more hazardous occupancy.

The Lender or Mortgagee will notify the Company of any known change in ownership, occupancy, or hazard and, within 10 days of written request by the Company, may pay the increased premium associated with such known change. If the Lender or Mortgagee fails to pay the increased premium, all coverage under this Policy will cease.

C.	If this Policy is cancelled at the request of the Insured or its agent, the coverage for the interest of the Lender or Mortgagee will terminate 10 days after the Company sends to the Lender or Mortgagee written notice of cancellation, unless:

1)	sooner terminated by authorization, consent, approval, acceptance, or ratification of the Insured’s action by the Lender or Mortgagee, or its agent.

2)	this Policy is replaced by the Insured, with a policy providing coverage for the interest of the Lender or Mortgagee, in which event coverage under this Policy with respect to such interest will terminate as of the effective date of the replacement policy, notwithstanding any other provision of this Policy,

D.	The Company may cancel this Policy and/or the interest of the Lender or Mortgagee under this Policy, by giving the Lender or Mortgagee written notice 60 days prior to the effective date of cancellation, if cancellation is for any reason other than non-payment. If the debtor, mortgagor, or owner has failed to pay any premium due under this Policy, the Company may cancel this Policy for such non-payment, but will give the Lender or Mortgagee written notice 10 days prior to the effective date of cancellation. If the Lender or Mortgagee fails to pay the premium due by the specified cancellation date, all coverage under this Policy will, cease.

E.	The Company has the right to invoke this Policy’s SUSPENSION clause. The suspension of insurance will apply to the interest of the Lender or Mortgagee in any machine, vessel, or part of any machine or vessel, subject to the suspension. The Company will provide the Lender or Mortgagee at the last known address a copy of the suspension notice.

F.	If the Company pays the Lender or Mortgagee for any loss, and denies payment to the debtor, mortgagor or owner, the Company will, to the extent of the payment made to the Lender or Mortgagee be subrogated to the rights of the Lender or Mortgagee under all securities held as collateral to the debt or mortgage. No subrogation will impair the right of the Lender or Mortgagee to sue or recover the full amount of its claim. At its option, the Company may pay to the Lender or Mortgagee the whole principal due on the debt or mortgage plus any accrued interest. In this event, all rights and securities will be assigned and transferred from the Lender or Mortgagee to the Company, and the remaining debt or mortgage will be paid to the Company.

G.	If the Insured fails to render proof of loss, the Lender or Mortgagee, upon notice of the Insured’s failure to do so, will render proof of loss within 60 days of notice and will be subject to the provisions of this Policy relating to APPRAISAL, SETTLEMENT OF CLAIMS, and SUIT AGAINST THE COMPANY.

H.	Other provisions relating to the interests and obligations of the Lender or Mortgagee may be added to this Policy by agreement in writing.

1-32577 Omnova Solutions - Appendix A

Index/Record No	Street	City	Postal Code	County	County Code	Country	Sate/Prov
049522.15-05	165 S Cleveland Ave	Mogadore	44260-1505	Portage	39133	United States of America	Ohio
081682.11-05	2011 North Rocky River Road	Monroe	28110-7963	Union	37179	United States of America	North Carolina
038255.23-02	95 W. Hickory Drive	Auburn	17922-9611	Schuylkill	42107	United States of America	Pennsylvania
086106. 36-09	133 Yorkville Road East	Columbus	39702-7643	Lowndes	28087	United States of America	Mississippi
040486. 20-09	Chambers Avenue	Jeannette	15644	Westmoreland	42129	United States of America	Pennsylvania
049516.39-04	175 Ghent Road	Fairlawn	44333-3330	Summit	39153	United States of America	Ohio
049510.22-05	2990 Gilchrist Road	Akron	44305-4418	Summit	39153	United States of America	Ohio
083995. 86-03	1601 Highway 41 SW	Calhoun	30701	Gordon	13129	United States of America	Georgia
062462. 77-03	1701 Cornell Road	Green Bay	54313-8934	Brown	55009	United States of America	Wisconsin
082034. 08-04	1455 & 1476 J A Cochran Bypass	Chester	29706-2187	Chester	45023	United States of America	South Carolina
000309. 47-01	83 Authority Drive	Fitchburg	01420-6018	Worcester	25027	United States of America	Massachusetts
000732 .36-01	235 Brickyard Road	Dalton	30720-7713	Whitfield	13313	United States of America	Georgia
	Miscellaneous Unscheduled Locations - US	Fairlawn	44333	Summit	39153	United States of America	Ohio
001164.12-01	18301 South Broadwick Street	Rancho Dominguez	90220-6442	Los Angeles	06037	United States of America	California
082010.51-07	5300 Cureton Ferry Road	Catawba	29704	York	45091	United States of America	South Carolina
	Miscellaneous Unscheduled Locations - US	Auburn	04212	Androscoggin	23001	United States of America	Maine
TH0830.00	111/7 Moo 2, T. Nikornpattana	A.Nikompattana	21180			Thailand	Rayong
	469 Wenjing Road, Minhang District	Shanghai	200245			China	Shanghai
	68 Ningbo East Road	Taicang	215400			China	Jiangsu
	No. 10, Baojiang Road, Guangzhou bonded	Guangzhou	510730			China	Guangdong
	200, Dongjiang Ave.	Guangzhou	510730			China	Guangdong
	No.1499, Riyong Road (N) WGQ Free Zone	Shanghai				China	Shanghai
	No. 158 Hangjin Road, Pudong Area	Shanghai				China
	Rm.2509, No. 1701. Fortune Gate Tower, [Illegible]	Shanghai	200240			China	Shanghai
	No.469 Wenjin Rd. Minhang Dist.	Shanghai	200245			China	Shanghai

Schedule 6.30

None

Schedule 7

Reorganization Transaction

Schedule 1.01(c)

OMNOVA SOLUTIONS INC.

EXHIBIT TO TERM LOAN

The Company anticipates certain acquisition related structuring and restructuring actions substantially in the manner described below:

1. For the ultimate purpose of creating an acquisition vehicle for Eliokem International SAS (“Target”) pursuant to the Sale and Purchase Agreement, the Company will form the following chain of Foreign Subsidiaries: (See Slide 2)

a. OMNOVA Holdings (Gibraltar) Limited (“Gib1”), a Gibraltar limited company

b. OMNOVA Solutions (Gibraltar) Limited (“Gib2”), a Gibraltar limited company

c. OMNOVA Solutions (Gibraltar) Limited SCS (“Lux SCS”), a Luxembourg Limited Partnership

d. OMNOVA Solutions Lux S.a.r.l. (“Lux Sari”), a Luxembourg limited company

e. OMNOVA SOLUTIONS FRANCE HOLDING SAS (“French HoldCo”), a French limited company

2. The Company intends to provide funding to French HoldCo through a combination of direct and indirect debt and equity funding. (See Slide 2)

3. At the closing, funding received by French HoldCo will be used to purchase the securities of Target not otherwise purchased by the Company directly. (See Slide 4)

4. As part of the closing, the Company will purchase directly certain of the Target’s outstanding debt securities (“Debt Securities”) held by AXA Investment Managers Private Equity Europe (the “Seller”). (See Slide 3)

5. Immediately after the closing, the Debt Securities held by the Company will be satisfied by the transfer from Target to the Company the shares of Eliokem Topco and Eliokem Topco will become a direct wholly owned subsidiary of the Company. (See Slide 5)

6. Subsequent to the acquisition of the shares of Target by French HoldCo, Target may be merged into French HoldCo. (See Slide 6).

7. Subsequent to the structuring contemplated in Steps 1 to 6, the Company may transfer via sale, contribution or other means its equity interests in its Foreign Subsidiaries to Gib1 and ultimately to Lux Sari.

1 of 7

The Company contributes cash via intercompany loan and equity contributions down to French HoldCo through the chain of foreign entities.

2 of 7

The Company acquires Bond Receivable from Seller. The Bond Receivable existing between Seller and Target transfers and is now between the Company and Target.

3 of 7

French HoldCo acquires Target.

4 of 7

The Bond Receivable is satisfied by Target in exchange for shares of Eliokem Topco, Inc., a U.S. company, presently held by Target

5 of 7

Target merges into French HoIdCo.

6 of 7

Post-Acquisition Structure

7 of 7

Schedule 7.9—Existing Inventory Accounts Receivable

See Attached

LEGAL ENTITY	INTERCOMPANY ACCOUNT	AMOUNT

OMNOVA Asia Pacific	025 550317	636,195.07
Decorative Products Singapore	025 550422	191,918.13
Performance Chemicals Singapore	025 550601	657,181.44
Decorative Products Shanghai	025 550430	(248,685.86)
Decorative Products Thailand	025 550432	53,602.15
Performance Chemicals Shanghai	025 550501	5,173,118.32
Performance Chemicals UK	025 550701, 550705	4,126,574.57
Decorative Products UK	025 550702, 550703	1 .802,935. 35

		12,392,839.17

Decorative Products Shanghai	025 551430	(145,454.68)
Decrative Products Thailand	025 551432	(1,996,574.93)

		(2,142,029.61)

Total 550 & 551 Accounts		10,250,809.56

Schedule 7.11

None